UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-6332
                                                      --------

                           ROCHESTER PORTFOLIO SERIES
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2006
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN CATEGORIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                                28.2%
--------------------------------------------------------------------------------
Hospital/Health Care                                                       10.8
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  9.0
--------------------------------------------------------------------------------
General Obligation                                                          8.9
--------------------------------------------------------------------------------
Electric Utilities                                                          6.2
--------------------------------------------------------------------------------
Special Assessment                                                          4.8
--------------------------------------------------------------------------------
Highways/Railways                                                           4.3
--------------------------------------------------------------------------------
Municipal Leases                                                            4.3
--------------------------------------------------------------------------------
Single Family Housing                                                       3.0
--------------------------------------------------------------------------------
Not-for-Profit Organization                                                 3.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION
--------------------------------------------------------------------------------
AAA                                                                        30.3%
--------------------------------------------------------------------------------
AA                                                                         18.3
--------------------------------------------------------------------------------
A                                                                          13.0
--------------------------------------------------------------------------------
BBB                                                                        33.7
--------------------------------------------------------------------------------
BB                                                                          0.8
--------------------------------------------------------------------------------
B                                                                           0.7
--------------------------------------------------------------------------------
Not Rated                                                                   3.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2006, and are dollar-weighted based on total investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------


                    12 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. In 2006, Limited Term New York Municipal Fund maintained a remarkably stable share price, with a net asset value (NAV) trading range of $3.33 to $3.42 for Class A shares. This 9-cent range represents NAV fluctuation of just 2.7%, compared to a 6.5% fluctuation of the Bond Buyer 40, an index of long-term, tax-exempt municipal bonds.

      The Fund outperformed many longer-term funds and fixed-income alternatives on an after-tax basis. As of December 31, 2006, Limited Term New York Municipal Fund's Class A shares provided a distribution yield of 4.61% without sales charges. By comparison, AAA-rated securities with effective maturity of five years generated an average yield of approximately 3.56% on the same date. Lipper Inc., an independent mutual fund rating service, reported an average distribution of 3.75% for its General Municipal Debt Funds category, which ranks 265 longer-term funds that should theoretically produce more favorable distributions than shorter-term competitors. 1 Limited Term New York Municipal Fund offered a higher cash yield than the average performer in this Lipper category, and exhibited less volatility and risk than the Bond Buyer 40.

      Tax-free income generated by the portfolio made up more than three-quarters of the Fund's total return for the period, providing significant benefit to our yield-oriented investors; price appreciation contributed the balance. The Fund's Class A shares generated a 1-year total return of 5.30%, without sales charge. By comparison, the Lehman Brothers Municipal Bond index produced a return of 4.84% in 2006. 2 At year-end, the Fund led its Lipper category in total return for periods of 1, 3, 5 and 10 years. 3 These results clearly demonstrate how the Fund's income-oriented approach continued to provide significant benefit to our investors in 2006.

1. Lipper Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

2. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market.

3. Lipper Inc., 12/31/06. Lipper rankings are based on total returns, but do not consider sales charges. Lipper rankings are for the A share class only; other classes may have different performance characteristics. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                    13 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The monthly distribution rate for Class A shares, which was $0.011 when the year began, rose to $0.0115 for the November payment. We believe this increase demonstrates the benefits of investing with seasoned fund managers who are skilled at finding bonds with generous yields even in challenging credit markets. Distributions for other share classes were adjusted accordingly. For the year, the Fund distributed 13.5 cents per Class A share.

      The "Rochester style" of municipal bond fund investment management continued to focus on identifying advantageous but generally under-appreciated municipal securities. At year-end, the portfolio included approximately 1,341 holdings. Limited Term New York Municipal Fund generally maintains a minimum of 95% of assets invested in investment-grade municipal bonds. We actively seek out such securities that we believe offer attractive, risk-adjusted investments at prices and yields that we believe represent good value. With credit spreads tightening throughout the year, prices of lower-rated municipal bonds generally performed better than those of high-grade bonds.

      We also continued to invest opportunistically in premium-coupon callable bonds across all sectors in this period. When these types of bonds approach their call dates, they tend to have less exposure to interest rate movement and their prices are less volatile. Not all fund managers share our willingness to conduct the time-intensive research required to identify market inefficiencies that allow these bonds to be bought "cheaply," and not all believe that their efforts will be sufficiently rewarded. However, in our experience, these investments simultaneously reduce the Fund's interest-rate sensitivity and provide the potential for high levels of tax-free income.

      With generally higher prices of lower-rated and non-rated municipal securities, the Fund shifted a larger percentage of assets to higher-quality bonds during this period. For example, as of December 31, 2006, AAA- and AA-rated paper represented 48.6% of the portfolio's market value, up from 42.3% on the same date last year. The Fund's average credit quality held steady at A-plus.

      At year-end, tobacco bonds backed by the national Master Settlement Agreement ("MSA") accounted for 28% of Fund investments and comprised the Fund's largest single industry sector. These bonds are backed by the tobacco manufacturers' annual payments to the participating states and territories each April based on cigarette shipments in an earlier year; the payments made in April 2006, for example, were based on 2003 shipments. Amid concerns that non-participating manufacturers (NPMs) had made inroads into their market share, some participating manufacturers placed a portion of their 2006 annual payments into an escrow fund--in accordance with the MSA--pending a decision about whether states were diligent in collecting payments from NPMs, as required. A few participating manufacturers withheld funds altogether. States continued to make all


                    14 | LIMITED TERM NEW YORK MUNICIPAL FUND required payments on the tobacco bonds they have issued, and this NPM dispute had no material impact this year on the market prices of the bonds we held.

      Meanwhile, the litigation environment has continued to improve for the tobacco industry and, by extension, for MSA bonds during this report period. In July 2006, the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. One month later, tobacco manufacturers received another reprieve, when a U.S. judge determined that she could not authorize financial remedies despite her finding that manufacturers had violated federal racketeering laws. As of the end of 2006, all remedies had been stayed, pending potential appeals by the tobacco manufacturers and the Department of Justice, which brought this case in 1999. We remain confident that the resolution of this case should not harm the Fund's position in MSA bonds. Late in November, the U.S. Supreme Court declined to review a 2005 ruling by the Illinois Supreme Court to reverse a $10.1 billion judgment against Philip Morris USA that had initially been awarded in 2003.

      Based on these court decisions as well as widespread market speculation that MSA bonds might be "pre-refunded," the prices of these bonds rose during the year and contributed positively to Fund performance. As discussed in the June 30, 2006, report to shareholders, pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new bond are escrowed in U.S. Government bonds. Because a pre-refunding eliminates the credit or call uncertainty of the old bond, its price generally rises significantly, to the shareholders' benefit. The Fund's holdings in TSASC, Inc. (New York City) and Nassau County, New York, MSA bonds were pre-refunded early in this report period, and the TSASC pre-refunding, in particular, was an important driver of the Fund's 2006 performance. Importantly, the Fund was able to offset the gains these transactions created with tax-loss carryforwards, which accrue whenever a fund executes a swap to secure higher-yielding securities for its portfolios.

      In general, 2006 was a banner year for pre-refundings for Limited Term New York Municipal Fund, and the Rochester investment team's yield orientation and attention to detail helped drive total return for the Fund.

      Upgrades from credit rating agencies contributed to favorable results in 2006. Standard & Poor's ("S&P") raised New York City's general obligation bond rating in May, contributing to higher prices for the City's bonds. In anticipation of the de-coupling of Mount Sinai Hospital and New York University Hospitals Center, Moody's Investors Services upgraded Mount Sinai to Baa2 with a stable outlook, from Ba1. After the two hospitals completed their separation in early October 2006, S&P also upgraded the bonds that remained an obligation of Mount Sinai to BBB, from BB, with a positive outlook.


                    15 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The airline sector continued to have a positive impact on the Fund's performance this year. The Fund's airline-backed bonds, which constituted 2.8% of the portfolio at the end of 2006, performed strongly, generally increasing in price and generating above-average yields. Many of our airline-backed holdings are secured by mortgages on terminal gates and other highly prized airport properties that we believe would retain their value regardless of changes in the financial health of any individual carrier.

      At year-end, the portfolio included bonds backed by Delta Air Lines, which remains under bankruptcy protection and received an unsolicited bid from US Airways on November 15, 2006; that bid was rejected in late December although the move is unlikely to end the anticipated industry consolidation. Importantly, throughout 2006, Delta continued to pay all principal and interest on the bonds the Fund holds (less than 1% of the total market value of the Fund's holdings), and we believe these payments will continue regardless of the carrier's ultimate outcome.

      Even though the industry faced rising fuel costs during 2006, many carriers reported increased passenger traffic, improved capacity utilization and strong operational and financial performance. As a result, the Fund's holdings in airline sector bonds were a positive contributor to total return this report period. In particular, holdings backed by American Airlines (less than 1% of the total market value of the Fund's holdings)--which successfully increased load factors and traffic while reducing labor costs--delivered strong yields.

      It was a turbulent but ultimately good year for bonds issued by the Commonwealth of Puerto Rico. In May, in light of the government's deficit spending, ratings agencies downgraded Puerto Rico's general obligation bonds and eight other Commonwealth credits, amid warnings that further downgrades were possible. As the government shut down non-essential services and announced plans to raise taxes and reinforce its financial structure, we closely monitored the developments. We also took advantage of market weakness to add positions in these bonds at favorable prices. In July, Standard & Poor's removed the credits from its negative watch list and reported a stable outlook instead. The subsequent price appreciation of these bonds contributed to the strong performance of the Fund this period.

      The Fund continued to hold some high-yielding, tax-exempt bonds that were issued to finance co-generation facilities owned and operated by the Calpine Corporation, which filed voluntary petitions to restructure under Chapter 11 of the U.S. Bankruptcy Code late in 2005. Although the bankruptcy filing adds a degree of uncertainty surrounding the owner/operator, all scheduled principal and interest payments on the bonds were made this year, and we remain optimistic that future payments on the bonds will also be made on time. In fact, shareholders continued to benefit this year from the bonds we held on Calpine facilities,


                    16 | LIMITED TERM NEW YORK MUNICIPAL FUND

Port Authority of NY/NJ (KIAC) and Suffolk County IDA (Nissequogue Cogeneration Partners). These bonds, project financings that are secured by mortgages on co-generation facilities, constituted less than 2% of the total market value of the Fund's holdings. Despite downgrades, prices on these bonds rose during the year. This price appreciation, coupled with the bonds' favorable yields, helped drive the Fund's total return for 2006.

      The Fund increased its holdings in municipal inverse-floating-rate securities during 2006. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates; stated differently, an increase in short-term interest rates causes a decline in income from these securities. This year, as the yield curve flattened and long-term rates dropped, these securities generated less income than in previous periods, but their yields remained higher than average market rates.

      The average effective maturity of the Fund's portfolio is limited to five years or less. The Fund uses a dollar-weighted approach to measuring the average maturity of its securities and thus can hold securities with stated and effective maturities of more or less than five years. The yields of shorter-maturity issues were generally higher at the end of the year than at the start, though the yield increase on five-year paper was minimal. Our preference for longer-maturity, premium-coupon bonds with prices more reflective of shorter-term redemption dates has rewarded shareholders with attractive yield and limited price volatility.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distributions.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2006. In the case of Class A shares, performance is measured over a ten-fiscal-year period. In the case of Class B and Class C shares, performance is measured from inception of the Classes on May 1, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, the Merrill Lynch Municipal Index (3-7 Years) and the Consumer Price Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a


                    17 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

measure of the performance of the general municipal bond market. The Merrill Lynch Municipal Index (3-7 Years) consists of municipal bonds having remaining maturities of between 3 and 7 years. The Consumer Price Index is a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


                    18 | LIMITED TERM NEW YORK MUNICIPAL FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Limited Term New York Municipal Fund (Class A)

     Lehman Brothers Municipal Bond Index

     Merrill Lynch Municipal Index (3-7 Years)

     Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Limited Term New York       Lehman Brothers           Merrill Lynch           Consumer Price
             Municipal Fund (Class A)   Municipal Bond Index   Municipal Index (3-7 Years)        Index
12/31/1996            9,650                   10,000                 10,000                       10,000
03/31/1997            9,721                    9,976                  9,991                       10,088
06/30/1997            9,969                   10,320                 10,248                       10,107
09/30/1997           10,227                   10,631                 10,464                       10,164
12/31/1997           10,423                   10,919                 10,648                       10,170
03/31/1998           10,565                   11,045                 10,761                       10,227
06/30/1998           10,728                   11,213                 10,884                       10,277
09/30/1998           10,954                   11,557                 11,184                       10,315
12/31/1998           11,042                   11,627                 11,281                       10,334
03/31/1999           11,111                   11,730                 11,384                       10,404
06/30/1999           11,041                   11,523                 11,248                       10,479
09/30/1999           11,001                   11,477                 11,341                       10,586
12/31/1999           10,946                   11,388                 11,356                       10,612
03/31/2000           11,144                   11,720                 11,491                       10,794
06/30/2000           11,281                   11,898                 11,684                       10,870
09/30/2000           11,489                   12,185                 11,924                       10,952
12/31/2000           11,763                   12,718                 12,292                       10,971
03/31/2001           11,948                   13,000                 12,638                       11,110
06/30/2001           12,092                   13,085                 12,772                       11,223
09/30/2001           12,346                   13,452                 13,109                       11,242
12/31/2001           12,334                   13,370                 13,027                       11,141
03/31/2002           12,425                   13,496                 13,080                       11,274
06/30/2002           12,663                   13,990                 13,658                       11,343
09/30/2002           13,128                   14,654                 14,186                       11,412
12/31/2002           13,114                   14,654                 14,343                       11,406
03/31/2003           13,149                   14,830                 14,485                       11,614
06/30/2003           13,294                   15,213                 14,782                       11,583
09/30/2003           13,442                   15,225                 14,914                       11,677
12/31/2003           13,744                   15,433                 14,948                       11,620
03/31/2004           13,988                   15,700                 15,146                       11,816
06/30/2004           13,678                   15,328                 14,835                       11,961
09/30/2004           14,173                   15,925                 15,262                       11,974
12/31/2004           14,400                   16,124                 15,383                       11,999
03/31/2005           14,569                   16,119                 15,226                       12,188
06/30/2005           14,990                   16,591                 15,529                       12,264
09/30/2005           15,043                   16,570                 15,523                       12,535
12/31/2005           15,138                   16,691                 15,579                       12,409
03/31/2006           15,295                   16,732                 15,576                       12,598
06/30/2006           15,355                   16,738                 15,608                       12,793
09/30/2006           15,784                   17,308                 16,009                       12,793
12/31/2006           15,941                   17,499                 16,112                       12,724

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year   1.62%    5-Year   4.52%    10-Year   4.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 22 FOR FURTHER INFORMATION.


                    19 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Limited Term New York Municipal Fund (Class B)

     Lehman Brothers Municipal Bond Index

     Merrill Lynch Municipal Index (3-7 Years)

     Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Limited Term New York       Lehman Brothers           Merrill Lynch           Consumer Price
             Municipal Fund (Class B)   Municipal Bond Index   Municipal Index (3-7 Years)        Index
05/01/1997           10,000                   10,000                   10,000                    10,000
06/30/1997           10,166                   10,259                   10,236                    10,006
09/30/1997           10,379                   10,568                   10,452                    10,062
12/31/1997           10,589                   10,855                   10,636                    10,069
03/31/1998           10,713                   10,980                   10,749                    10,125
06/30/1998           10,825                   11,147                   10,871                    10,175
09/30/1998           11,065                   11,489                   11,171                    10,212
12/31/1998           11,132                   11,558                   11,269                    10,231
03/31/1999           11,180                   11,660                   11,371                    10,300
06/30/1999           11,054                   11,454                   11,235                    10,375
09/30/1999           11,026                   11,409                   11,329                    10,481
12/31/1999           10,949                   11,320                   11,343                    10,506
03/31/2000           11,092                   11,651                   11,478                    10,687
06/30/2000           11,207                   11,827                   11,671                    10,762
09/30/2000           11,427                   12,113                   11,910                    10,843
12/31/2000           11,677                   12,643                   12,278                    10,861
03/31/2001           11,802                   12,923                   12,624                    10,999
06/30/2001           11,957                   13,007                   12,758                    11,111
09/30/2001           12,150                   13,373                   13,098                    11,130
12/31/2001           12,151                   13,291                   13,012                    11,030
03/31/2002           12,218                   13,416                   13,066                    11,161
06/30/2002           12,428                   13,907                   13,642                    11,230
09/30/2002           12,823                   14,567                   14,171                    11,298
12/31/2002           12,822                   14,567                   14,327                    11,292
03/31/2003           12,791                   14,742                   14,469                    11,498
06/30/2003           12,964                   15,123                   14,765                    11,467
09/30/2003           13,108                   15,135                   14,898                    11,561
12/31/2003           13,403                   15,341                   14,931                    11,504
03/31/2004           13,640                   15,607                   15,129                    11,698
06/30/2004           13,339                   15,237                   14,819                    11,841
09/30/2004           13,821                   15,831                   15,245                    11,854
12/31/2004           14,042                   16,029                   15,366                    11,879
03/31/2005           14,207                   16,023                   15,209                    12,066
06/30/2005           14,617                   16,492                   15,511                    12,141
09/30/2005           14,670                   16,472                   15,506                    12,409
12/31/2005           14,762                   16,592                   15,561                    12,285
03/31/2006           14,916                   16,633                   15,559                    12,472
06/30/2006           14,974                   16,638                   15,590                    12,665
09/30/2006           15,392                   17,205                   15,991                    12,665
12/31/2006           15,545                   17,396                   16,094                    12,597

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year   0.48%    5-Year   4.28%    Since Inception (5/1/97)   4.67%


                    20 | LIMITED TERM NEW YORK MUNICIPAL FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Limited Term New York Municipal Fund (Class C)

     Lehman Brothers Municipal Bond Index

     Merrill Lynch Municipal Index (3-7 Years)

     Consumer Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Limited Term New York       Lehman Brothers           Merrill Lynch           Consumer Price
             Municipal Fund (Class C)   Municipal Bond Index   Municipal Index (3-7 Years)        Index
05/01/1997           10,000                   10,000                  10,000                     10,000
06/30/1997           10,166                   10,259                  10,236                     10,006
09/30/1997           10,379                   10,568                  10,452                     10,062
12/31/1997           10,558                   10,855                  10,636                     10,069
03/31/1998           10,683                   10,980                  10,749                     10,125
06/30/1998           10,827                   11,147                  10,871                     10,175
09/30/1998           11,068                   11,489                  11,171                     10,212
12/31/1998           11,102                   11,558                  11,269                     10,231
03/31/1999           11,184                   11,660                  11,371                     10,300
06/30/1999           11,059                   11,454                  11,235                     10,375
09/30/1999           10,997                   11,409                  11,329                     10,481
12/31/1999           10,921                   11,320                  11,343                     10,506
03/31/2000           11,098                   11,651                  11,478                     10,687
06/30/2000           11,214                   11,827                  11,671                     10,762
09/30/2000           11,399                   12,113                  11,910                     10,843
12/31/2000           11,650                   12,643                  12,278                     10,861
03/31/2001           11,811                   12,923                  12,624                     10,999
06/30/2001           11,930                   13,007                  12,758                     11,111
09/30/2001           12,159                   13,373                  13,098                     11,130
12/31/2001           12,123                   13,291                  13,012                     11,030
03/31/2002           12,190                   13,416                  13,066                     11,161
06/30/2002           12,400                   13,907                  13,642                     11,230
09/30/2002           12,832                   14,567                  14,171                     11,298
12/31/2002           12,794                   14,567                  14,327                     11,292
03/31/2003           12,804                   14,742                  14,469                     11,498
06/30/2003           12,921                   15,123                  14,765                     11,467
09/30/2003           13,040                   15,135                  14,898                     11,561
12/31/2003           13,309                   15,341                  14,931                     11,504
03/31/2004           13,520                   15,607                  15,129                     11,698
06/30/2004           13,195                   15,237                  14,819                     11,841
09/30/2004           13,647                   15,831                  15,245                     11,854
12/31/2004           13,841                   16,029                  15,366                     11,879
03/31/2005           13,978                   16,023                  15,209                     12,066
06/30/2005           14,313                   16,492                  15,511                     12,141
09/30/2005           14,379                   16,472                  15,506                     12,409
12/31/2005           14,442                   16,592                  15,561                     12,285
03/31/2006           14,565                   16,633                  15,559                     12,472
06/30/2006           14,551                   16,638                  15,590                     12,665
09/30/2006           14,975                   17,205                  15,991                     12,665
12/31/2006           15,095                   17,396                  16,094                     12,597

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 12/31/06

1-Year   3.52%    5-Year   4.48%    Since Inception (5/1/97)   4.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 3.50%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 4% (1-YEAR) AND 1% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 22 FOR FURTHER INFORMATION.


                    21 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 9/18/91. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A perfomance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    22 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                    23 | LIMITED TERM NEW YORK MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING    ENDING       EXPENSES
                             ACCOUNT      ACCOUNT      PAID DURING
                             VALUE        VALUE        6 MONTHS ENDED
                             (7/1/06)     (12/31/06)   DECEMBER 31, 2006
--------------------------------------------------------------------------------
Class A Actual               $ 1,000.00   $ 1,038.10   $ 4.79
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00     1,020.52     4.75
--------------------------------------------------------------------------------
Class B Actual                 1,000.00     1,037.10     8.92
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00     1,016.48     8.83
--------------------------------------------------------------------------------
Class C Actual                 1,000.00     1,037.40     8.72
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00     1,016.69     8.63

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2006 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A          0.93%
---------------------------
Class B          1.73
---------------------------
Class C          1.69

--------------------------------------------------------------------------------


                    24 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--104.5%
----------------------------------------------------------------------------------------------------------------------------
NEW YORK--87.0%
$      20,000   Albany County Airport Authority                       5.125%    12/15/2019      12/15/2010 A    $     21,164
----------------------------------------------------------------------------------------------------------------------------
      785,000   Albany County Airport Authority                       5.300     12/15/2009      12/15/2007 A         811,227
----------------------------------------------------------------------------------------------------------------------------
      160,000   Albany County Airport Authority                       5.300     12/15/2015 1    12/15/2007 A         165,298
----------------------------------------------------------------------------------------------------------------------------
      735,000   Albany County Airport Authority                       5.375     12/15/2017      12/15/2007 A         759,035
----------------------------------------------------------------------------------------------------------------------------
    2,350,000   Albany County Airport Authority 2                     5.500     12/15/2019 1    12/15/2009 A       2,430,723
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Albany County IDA
                (Albany College of Pharmacy)                          5.250     12/01/2019      12/01/2014 A       1,587,030
----------------------------------------------------------------------------------------------------------------------------
        5,000   Albany GO                                             7.000     01/15/2010      07/01/2007 A           5,014
----------------------------------------------------------------------------------------------------------------------------
      250,000   Albany Hsg. Authority                                 6.250     10/01/2012 1    10/01/2007 A         252,905
----------------------------------------------------------------------------------------------------------------------------
      100,000   Albany IDA (Albany Law School)                        5.750     10/01/2030      10/01/2010 A         106,524
----------------------------------------------------------------------------------------------------------------------------
    5,335,000   Albany IDA (Charitable Leadership)                    5.500     07/01/2011      07/13/2010 B       5,575,822
----------------------------------------------------------------------------------------------------------------------------
    8,810,000   Albany IDA (Charitable Leadership)                    6.000     07/01/2019 1    07/01/2013 A       9,483,613
----------------------------------------------------------------------------------------------------------------------------
    2,660,000   Albany IDA
                (Daughters of Sarah Nursing Home) 2                   5.250     10/20/2021      04/20/2014 A       2,857,239
----------------------------------------------------------------------------------------------------------------------------
    1,435,000   Albany IDA (H. Johnson Office Park)                   4.750     03/01/2018      03/01/2008 C       1,438,559
----------------------------------------------------------------------------------------------------------------------------
      125,000   Albany IDA
                (University Heights-Albany Law School)                6.750     12/01/2019 1    12/01/2009 A         135,194
----------------------------------------------------------------------------------------------------------------------------
    1,935,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2017      06/01/2008 A       1,978,421
----------------------------------------------------------------------------------------------------------------------------
      200,000   Albany Municipal Water Finance Authority              5.250     12/01/2019      06/01/2008 A         204,460
----------------------------------------------------------------------------------------------------------------------------
    2,915,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2020      06/01/2008 A       2,980,005
----------------------------------------------------------------------------------------------------------------------------
    3,235,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2022      06/01/2008 A       3,305,555
----------------------------------------------------------------------------------------------------------------------------
    2,590,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2023      06/01/2008 A       2,646,488
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Albany Parking Authority 2                            5.625     07/15/2020 1    07/15/2011 A       2,132,880
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Albany Parking Authority 2                            5.625     07/15/2025 1    07/15/2011 A       1,066,010
----------------------------------------------------------------------------------------------------------------------------
      140,000   Allegany County IDA (Houghton College)                5.000     01/15/2010      01/15/2008 A         142,792
----------------------------------------------------------------------------------------------------------------------------
    4,380,000   Allegany County IDA (Houghton College)                5.250     01/15/2018      01/15/2008 A       4,463,176
----------------------------------------------------------------------------------------------------------------------------
    1,890,000   Amherst IDA (Daemen College) 2                        5.750     10/01/2011      11/08/2009 B       1,983,139
----------------------------------------------------------------------------------------------------------------------------
      490,000   Amherst IDA
                (Faculty-Student Assoc. of SUNY at Buffalo)           5.750     04/01/2016      04/01/2012 A         526,956
----------------------------------------------------------------------------------------------------------------------------
      420,000   Amherst IDA
                (Faculty-Student Assoc. of SUNY at Buffalo)           5.750     04/01/2017 1    04/01/2012 A         450,895
----------------------------------------------------------------------------------------------------------------------------
       50,000   Arlington Central School District                     5.000     12/15/2015      12/15/2009 A          52,035
----------------------------------------------------------------------------------------------------------------------------
       10,000   Arlington Central School District                     5.625     05/15/2022      05/15/2007 A          10,477
----------------------------------------------------------------------------------------------------------------------------
    6,940,000   Babylon IDA (WSNCHS East, Inc.) 2                     6.500     08/01/2019 1    08/01/2010 A       7,475,699
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2015      11/01/2015           116,161
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2016      11/01/2015 A         115,838
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2017      11/01/2015 A         115,343
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2018      11/01/2015 A         115,071
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2019      11/01/2015 A         114,661
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2020      11/01/2015 A         114,171


                    25 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   6,000,000   Battery Park City Authority, Series A 2               5.250%    11/01/2022      11/01/2013 A    $  6,500,520
----------------------------------------------------------------------------------------------------------------------------
      500,000   Bethlehem Water System                                5.500     03/01/2022      03/01/2013 A         538,365
----------------------------------------------------------------------------------------------------------------------------
      165,000   Blauvelt Volunteer Fire Company                       6.000     10/15/2008      04/02/2008 B         167,914
----------------------------------------------------------------------------------------------------------------------------
      730,000   Brookhaven IDA (Alternatives for Children)            7.000     02/01/2013      05/09/2010 B         759,631
----------------------------------------------------------------------------------------------------------------------------
    1,125,000   Brookhaven IDA (Dowling College)                      6.500     11/01/2012      11/01/2012         1,175,018
----------------------------------------------------------------------------------------------------------------------------
      255,000   Brookhaven IDA (Stony Brook Foundation)               5.750     11/01/2008      05/05/2008 B         257,820
----------------------------------------------------------------------------------------------------------------------------
      645,000   Broome County COP                                     5.250     04/01/2022 1    04/01/2007 A         645,845
----------------------------------------------------------------------------------------------------------------------------
       10,000   Broome County GO                                      5.400     04/15/2011      04/15/2007 A          10,151
----------------------------------------------------------------------------------------------------------------------------
    1,015,000   Bushnell Basin Fire Assoc.
                (Volunteer Fire Dept.)                                5.250     11/01/2015      12/14/2013 B       1,033,534
----------------------------------------------------------------------------------------------------------------------------
      375,000   Capital District Youth Center                         6.000     02/01/2017      02/01/2007 A         383,070
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   Carnegie Redevel. Corp. 3                             6.500     09/01/2011      11/17/2009 B       1,353,578
----------------------------------------------------------------------------------------------------------------------------
      320,000   Cattaraugus County IDA
                (Olean General Hospital)                              5.250     08/01/2023      08/01/2010 A         330,912
----------------------------------------------------------------------------------------------------------------------------
    1,450,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.000     07/01/2012      02/12/2010 D       1,553,298
----------------------------------------------------------------------------------------------------------------------------
    1,075,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.250     07/01/2016      07/01/2010 A       1,147,896
----------------------------------------------------------------------------------------------------------------------------
    3,770,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.500     07/01/2024      07/01/2010 A       4,043,363
----------------------------------------------------------------------------------------------------------------------------
   18,160,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.750     07/01/2040      07/01/2010 A      19,634,774
----------------------------------------------------------------------------------------------------------------------------
    2,455,000   Clarence IDA (Bristol Village) 2                      6.000     01/20/2044      01/20/2013 A       2,734,993
----------------------------------------------------------------------------------------------------------------------------
      100,000   Clifton Park GO                                       5.100     02/01/2011      02/01/2007 A         100,112
----------------------------------------------------------------------------------------------------------------------------
       45,000   Clifton Park Water Authority                          5.000     10/01/2029      10/01/2009 A          46,439
----------------------------------------------------------------------------------------------------------------------------
    4,195,000   Cortland County IDA
                (Cortland Memorial Hospital)                          5.625     07/01/2024 1    07/01/2012 A       4,544,234
----------------------------------------------------------------------------------------------------------------------------
        5,000   Deerfield GO                                          5.250     06/15/2008      06/15/2008             5,074
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2009      06/15/2009            10,231
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2010      06/15/2010            10,304
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2011      06/15/2011            10,369
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2012      06/15/2012            10,428
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2013      06/15/2013            10,482
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2014      06/15/2014            10,671
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2015      06/15/2015            10,719
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2016      06/15/2016            10,784
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2017      06/15/2016 A          10,776
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2018      06/15/2016 A          10,751
----------------------------------------------------------------------------------------------------------------------------
       15,000   Deerfield GO                                          5.500     06/15/2019      06/15/2016 A          16,091
----------------------------------------------------------------------------------------------------------------------------
       15,000   Deerfield GO                                          5.500     06/15/2020      06/15/2016 A          16,032
----------------------------------------------------------------------------------------------------------------------------
    1,750,000   Dutchess County IDA (Bard College) 2                  5.375     06/01/2027      06/01/2007 A       1,797,583
----------------------------------------------------------------------------------------------------------------------------
      295,000   Dutchess County IDA (Bard College)                    5.500     08/01/2020      08/01/2010 A         312,662


                    26 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,000,000   Dutchess County IDA (Bard College)                    7.000%    11/01/2017 1    05/01/2007 A    $  1,002,710
----------------------------------------------------------------------------------------------------------------------------
    5,205,000   Dutchess County IDA (Marist College)                  5.150     07/01/2017      07/01/2013 A       5,482,999
----------------------------------------------------------------------------------------------------------------------------
    2,525,000   Dutchess County IDA
                (Vassar Brothers Hospital) 2                          6.500     04/01/2020 1    04/01/2010 A       2,695,993
----------------------------------------------------------------------------------------------------------------------------
       25,000   East Hampton Town GO                                  5.000     04/15/2018      04/15/2008 A          25,675
----------------------------------------------------------------------------------------------------------------------------
      515,000   East Rochester Hsg. Authority
                (Gates Senior Hsg.)                                   5.200     04/20/2021      10/20/2013 A         542,892
----------------------------------------------------------------------------------------------------------------------------
    2,800,000   East Rochester Hsg. Authority
                (Rochester St. Mary's Residence Facility) 2           5.375     12/20/2022 1    12/20/2015 A       3,030,748
----------------------------------------------------------------------------------------------------------------------------
      730,000   East Rochester Hsg. Authority
                (St. John's Meadows)                                  5.750     08/01/2037 1    08/01/2007 A         752,988
----------------------------------------------------------------------------------------------------------------------------
      210,000   East Syracuse Hsg. Authority
                (Bennett Manor Associates)                            6.700     04/01/2021      04/01/2010 A         226,325
----------------------------------------------------------------------------------------------------------------------------
      415,000   Elmira GO                                             5.000     10/01/2015      10/01/2015           436,539
----------------------------------------------------------------------------------------------------------------------------
      440,000   Elmira GO                                             5.000     10/01/2016      10/01/2016           463,584
----------------------------------------------------------------------------------------------------------------------------
      460,000   Elmira GO                                             5.000     10/01/2017      10/01/2017           482,416
----------------------------------------------------------------------------------------------------------------------------
      485,000   Elmira GO                                             5.000     10/01/2018      10/01/2017 A         507,262
----------------------------------------------------------------------------------------------------------------------------
      505,000   Elmira GO                                             5.000     10/01/2019      10/01/2017 A         526,144
----------------------------------------------------------------------------------------------------------------------------
    1,300,000   Erie County IDA
                (Buffalo City School District) 2                      5.750     05/01/2025      05/01/2014 A       1,461,837
----------------------------------------------------------------------------------------------------------------------------
    6,500,000   Erie County IDA
                (Buffalo City School District) 2                      5.750     05/01/2026      05/01/2014 A       7,309,185
----------------------------------------------------------------------------------------------------------------------------
    1,730,000   Erie County IDA (Medaille College)                    6.875     10/01/2013      10/16/2010 B       1,800,878
----------------------------------------------------------------------------------------------------------------------------
      380,000   Erie County IDA (Medaille College)                    7.250     11/01/2010      06/04/2009 B         394,254
----------------------------------------------------------------------------------------------------------------------------
   29,615,000   Erie County Tobacco Asset
                Securitization Corp.                                  5.000     06/01/2031      06/01/2015 A      30,257,053
----------------------------------------------------------------------------------------------------------------------------
    9,750,000   Erie County Tobacco Asset
                Securitization Corp.                                  5.000     06/01/2038      06/01/2015 A       9,934,178
----------------------------------------------------------------------------------------------------------------------------
    1,635,000   Erie County Tobacco Asset
                Securitization Corp. 2                                5.750     07/15/2013      07/15/2010 E       1,760,552
----------------------------------------------------------------------------------------------------------------------------
    7,595,000   Erie County Tobacco Asset
                Securitization Corp.                                  6.000     07/15/2020      07/15/2010 E       8,240,803
----------------------------------------------------------------------------------------------------------------------------
      690,000   Essex County IDA (North Country
                Community College Foundation)                         4.600     06/01/2015      12/25/2013 B         694,526
----------------------------------------------------------------------------------------------------------------------------
      540,000   Franklin County IDA (North Country
                Community College Foundation)                         4.600     06/01/2015      12/24/2013 B         543,542
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Grand Central BID
                (Grand Central District Management)                   5.000     01/01/2021      01/01/2014 A       1,052,140
----------------------------------------------------------------------------------------------------------------------------
      500,000   Grand Central BID
                (Grand Central District Management)                   5.000     01/01/2022      01/01/2014 A         525,450
----------------------------------------------------------------------------------------------------------------------------
      500,000   Hamilton County IDA
                (Adirondack Historical Assoc.)                        5.250     11/01/2018      11/01/2008 A         517,240
----------------------------------------------------------------------------------------------------------------------------
      500,000   Hempstead GO                                          5.000     07/01/2018      07/01/2014 A         519,325


                    27 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,195,000   Hempstead GO                                          5.000%    07/01/2019      07/01/2014 A    $  1,238,857
----------------------------------------------------------------------------------------------------------------------------
    1,635,000   Hempstead GO                                          5.250     07/01/2023      07/01/2014 A       1,723,012
----------------------------------------------------------------------------------------------------------------------------
    1,730,000   Hempstead GO                                          5.250     07/01/2024      07/01/2014 A       1,820,877
----------------------------------------------------------------------------------------------------------------------------
    1,700,000   Hempstead IDA (Adelphi University)                    5.750     06/01/2022 1    06/01/2012 A       1,854,479
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   Hempstead IDA (Hofstra University)                    5.800     07/01/2015      07/01/2007 A       1,377,743
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2017      09/15/2016 A          80,018
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2018      09/15/2016 A          79,709
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2019      09/15/2016 A          79,463
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2020      09/15/2016 A          79,219
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2021      09/15/2016 A          79,036
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2022      09/15/2016 A          78,914
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2023      09/15/2016 A          78,854
----------------------------------------------------------------------------------------------------------------------------
      895,000   Herkimer County IDA (Burrows Paper)                   8.000     01/01/2009      07/07/2008 B         892,745
----------------------------------------------------------------------------------------------------------------------------
      480,000   Herkimer County IDA (Herkimer County
                College Foundation)                                   5.850     11/01/2010      05/28/2009 B         495,830
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Herkimer Hsg. Authority                               7.150     03/01/2011      03/01/2007 A       1,503,210
----------------------------------------------------------------------------------------------------------------------------
      125,000   Hudson IDA (Have, Inc.)                               7.125     12/01/2007      12/01/2007           124,863
----------------------------------------------------------------------------------------------------------------------------
      350,000   Hudson IDA (Hudson Fabrics)                           6.000     11/01/2012      04/10/2010 B         357,574
----------------------------------------------------------------------------------------------------------------------------
    3,500,000   Islip IDA (United Cerebral Palsy Assoc.) 4            5.500     12/01/2016      01/17/2013 B       3,484,880
----------------------------------------------------------------------------------------------------------------------------
      410,000   Islip IDA (United Cerebral Palsy Assoc.)              5.500     12/01/2016      01/17/2013 B         410,135
----------------------------------------------------------------------------------------------------------------------------
       25,000   Islip Res Rec, Series D                               6.500     07/01/2009      07/01/2007 A          25,007
----------------------------------------------------------------------------------------------------------------------------
    2,990,000   Islip Res Rec, Series E                               5.625     07/01/2017      07/01/2014 A       3,307,957
----------------------------------------------------------------------------------------------------------------------------
    1,175,000   Islip Res Rec, Series E                               5.750     07/01/2019      07/01/2014 A       1,301,407
----------------------------------------------------------------------------------------------------------------------------
      250,000   Jamestown GO                                          5.000     08/01/2024      08/01/2014 A         260,153
----------------------------------------------------------------------------------------------------------------------------
      250,000   Jamestown GO                                          5.000     08/01/2025      08/01/2014 A         259,660
----------------------------------------------------------------------------------------------------------------------------
    1,770,000   Jamestown Hsg. Authority                              6.125     07/01/2010      02/01/2009 B       1,749,751
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)              5.500     08/01/2024      08/01/2011 A       1,053,410
----------------------------------------------------------------------------------------------------------------------------
   27,305,000   L.I. Power Authority, Series A                        5.125     12/01/2022 1    06/01/2008 A      28,176,576
----------------------------------------------------------------------------------------------------------------------------
    2,210,000   Livingston County IDA (Nicholas H. Noyes
                Memorial Hospital) 2                                  5.875     07/01/2022      07/01/2010 A       2,293,030
----------------------------------------------------------------------------------------------------------------------------
    1,010,000   Livingston County IDA (Nicholas H. Noyes
                Memorial Hospital) 2                                  6.000     07/01/2030      07/01/2010 A       1,048,673
----------------------------------------------------------------------------------------------------------------------------
       75,000   Lowville GO                                           7.200     09/15/2007      09/15/2007            76,672
----------------------------------------------------------------------------------------------------------------------------
    2,065,000   Madison County IDA (Morrisville State
                College Foundation)                                   5.000     06/01/2022      06/01/2016 A       2,206,473
----------------------------------------------------------------------------------------------------------------------------
    2,260,000   Madison County IDA
                (Oneida Healthcare Center)                            5.500     02/01/2016      02/01/2011 A       2,400,030
----------------------------------------------------------------------------------------------------------------------------
      140,000   Medina Hsg. Corp.                                     8.250     08/15/2011 1    02/15/2007 A         140,304
----------------------------------------------------------------------------------------------------------------------------
      215,000   Middletown IDA
                (Southwinds Retirement Home)                          5.875     03/01/2007      03/01/2007           215,043
----------------------------------------------------------------------------------------------------------------------------
    3,810,000   Monroe County COP 2                                   8.050     01/01/2011 1    07/01/2007 A       3,810,800
----------------------------------------------------------------------------------------------------------------------------
       50,000   Monroe County GO                                      5.000     06/01/2017      06/01/2007 A          50,685


                    28 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     100,000   Monroe County GO                                      5.350%    03/01/2012      03/01/2007 A    $    101,207
----------------------------------------------------------------------------------------------------------------------------
       40,000   Monroe County GO                                      6.100     03/01/2008      03/01/2007 A          40,169
----------------------------------------------------------------------------------------------------------------------------
      575,000   Monroe County IDA (Canal Ponds)                       7.000     06/15/2013 1    06/15/2007 A         596,804
----------------------------------------------------------------------------------------------------------------------------
    1,285,000   Monroe County IDA
                (DePaul Community Facilities)                         6.500     02/01/2024 1    02/01/2007 A       1,287,930
----------------------------------------------------------------------------------------------------------------------------
      210,000   Monroe County IDA (DePaul Properties)                 5.900     09/01/2007      09/01/2007           209,328
----------------------------------------------------------------------------------------------------------------------------
       75,000   Monroe County IDA
                (Nazareth College of Rochester)                       5.250     10/01/2021      10/01/2011 A          80,636
----------------------------------------------------------------------------------------------------------------------------
    1,475,000   Monroe County IDA
                (Parma Senior Hsg. Assoc.)                            6.500     12/01/2010      06/01/2007 A       1,476,239
----------------------------------------------------------------------------------------------------------------------------
       25,000   Monroe County IDA
                (Rochester Institute of Technology)                   5.000     04/01/2010      04/01/2010            25,460
----------------------------------------------------------------------------------------------------------------------------
      365,000   Monroe County IDA (Summit at Brighton)                5.000     07/01/2016      07/01/2011 A         368,000
----------------------------------------------------------------------------------------------------------------------------
    2,235,000   Monroe County IDA
                (West End Business Center)                            5.125     12/01/2014      05/29/2011 B       2,265,865
----------------------------------------------------------------------------------------------------------------------------
   15,415,000   Monroe County Tobacco Asset
                Securitization Corp. ( TASC)                          6.150     06/01/2025      10/17/2009 D      16,489,888
----------------------------------------------------------------------------------------------------------------------------
       60,000   Monroe County Water Authority                         5.250     08/01/2011      02/01/2007 A          60,077
----------------------------------------------------------------------------------------------------------------------------
      285,000   Monroe Newpower Corp.                                 4.500     01/01/2011      10/01/2010 B         285,983
----------------------------------------------------------------------------------------------------------------------------
      155,000   Monroe Newpower Corp.                                 4.700     01/01/2012      10/01/2011 B         157,103
----------------------------------------------------------------------------------------------------------------------------
      410,000   Monroe Newpower Corp.                                 4.800     01/01/2013      10/01/2012 B         418,245
----------------------------------------------------------------------------------------------------------------------------
    7,800,000   Monroe Newpower Corp.                                 6.375     01/01/2024      07/01/2009 A       8,263,320
----------------------------------------------------------------------------------------------------------------------------
      280,000   Mount Vernon IDA (Kings Court)                        5.125     12/01/2023      12/01/2015 A         289,094
----------------------------------------------------------------------------------------------------------------------------
      975,000   Mount Vernon IDA (Macedonia Towers)                   5.125     12/01/2023      12/01/2015 A       1,006,668
----------------------------------------------------------------------------------------------------------------------------
      285,000   Mount Vernon IDA (Meadowview)                         6.000     06/01/2009      06/16/2008 B         291,347
----------------------------------------------------------------------------------------------------------------------------
    5,275,000   Mount Vernon IDA (Section 8), Series A                5.250     12/01/2014 1    06/01/2008 A       5,453,453
----------------------------------------------------------------------------------------------------------------------------
       30,000   MTA Commuter Facilities
                (Grand Central Terminal)                              5.500     07/01/2012      07/01/2007 E          30,048
----------------------------------------------------------------------------------------------------------------------------
       25,000   MTA Commuter Facilities, Series 7                     5.625     07/01/2016 1    07/01/2007 E          25,746
----------------------------------------------------------------------------------------------------------------------------
       10,000   MTA Commuter Facilities, Series B                     5.000     07/01/2017      07/01/2009 E          10,270
----------------------------------------------------------------------------------------------------------------------------
      120,000   MTA Commuter Facilities, Series B                     5.125     07/01/2024      07/01/2007 A         123,259
----------------------------------------------------------------------------------------------------------------------------
        5,000   MTA Commuter Facilities, Series D                     5.000     07/01/2016      07/01/2007 E           5,186
----------------------------------------------------------------------------------------------------------------------------
      100,000   MTA Service Contract, Series 3                        7.375     07/01/2008      01/06/2008 B         103,438
----------------------------------------------------------------------------------------------------------------------------
    8,500,000   MTA Service Contract, Series A                        5.125     01/01/2024      07/01/2012 A       9,028,700
----------------------------------------------------------------------------------------------------------------------------
   15,350,000   MTA Service Contract, Series A                        5.750     07/01/2031      07/01/2012 A      16,824,368
----------------------------------------------------------------------------------------------------------------------------
   16,710,000   MTA, Series A                                         5.000     11/15/2026      11/15/2016 A      17,801,831
----------------------------------------------------------------------------------------------------------------------------
    4,100,000   MTA, Series A                                         5.125     11/15/2031      11/15/2012 A       4,334,889
----------------------------------------------------------------------------------------------------------------------------
   11,075,000   MTA, Series A                                         5.500     11/15/2026      11/15/2012 A      12,045,724
----------------------------------------------------------------------------------------------------------------------------
   25,000,000   MTA, Series A                                         5.750     11/15/2032      11/15/2012 A      27,407,250
----------------------------------------------------------------------------------------------------------------------------
       55,000   MTA, Series B                                         5.000     07/01/2020 1    07/01/2007 A          56,483
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   MTA, Series B-2                                       5.000     07/01/2017      07/01/2007 A       2,054,060
----------------------------------------------------------------------------------------------------------------------------
       50,000   MTA, Series E                                         5.500     11/15/2021      11/15/2012 A          54,699


                    29 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      50,000   Municipal Assistance Corp. for Troy                   5.000%    01/15/2016       07/15/2007 A   $    50,802
---------------------------------------------------------------------------------------------------------------------------
      300,000   Nassau County Bridge Authority                        5.250     10/01/2026       10/01/2007 A       309,159
---------------------------------------------------------------------------------------------------------------------------
      645,000   Nassau County IDA (ACDS)                              6.000     12/01/2019       12/02/2016 A       665,640
---------------------------------------------------------------------------------------------------------------------------
      475,000   Nassau County IDA (ALIA-ACDS)                         7.000     10/01/2016       11/01/2011 A       512,264
---------------------------------------------------------------------------------------------------------------------------
      830,000   Nassau County IDA (ALIA-ACLD)                         5.750     09/01/2011       02/03/2010 B       852,983
---------------------------------------------------------------------------------------------------------------------------
      705,000   Nassau County IDA (ALIA-CMA)                          7.000     10/01/2016       11/01/2011 A       760,307
---------------------------------------------------------------------------------------------------------------------------
      545,000   Nassau County IDA (ALIA-CRR)                          7.000     10/01/2016       11/01/2011 A       587,755
---------------------------------------------------------------------------------------------------------------------------
      120,000   Nassau County IDA (ALIA-FREE)                         7.000     10/01/2016       11/01/2011 A       129,414
---------------------------------------------------------------------------------------------------------------------------
      495,000   Nassau County IDA (ALIA-HKSB)                         7.000     10/01/2016       11/01/2011 A       533,833
---------------------------------------------------------------------------------------------------------------------------
    1,870,000   Nassau County IDA (CSMR)                              6.000     12/01/2019       12/03/2016 A     1,929,840
---------------------------------------------------------------------------------------------------------------------------
      320,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A,B     333,699
---------------------------------------------------------------------------------------------------------------------------
      215,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A,B     224,204
---------------------------------------------------------------------------------------------------------------------------
      370,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A       385,840
---------------------------------------------------------------------------------------------------------------------------
      395,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A       411,910
---------------------------------------------------------------------------------------------------------------------------
      570,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A       594,402
---------------------------------------------------------------------------------------------------------------------------
      795,000   Nassau County IDA
                (Epilepsy Foundation of Long Island)                  6.000     12/01/2019       12/05/2016 A       820,599
---------------------------------------------------------------------------------------------------------------------------
      155,000   Nassau County IDA (North Shore CFGA)                  5.750     05/01/2008       11/05/2007 B       156,945
---------------------------------------------------------------------------------------------------------------------------
      230,000   Nassau County IDA (United Cerebral Palsy)             5.750     11/01/2007       11/01/2007         232,008
---------------------------------------------------------------------------------------------------------------------------
    1,125,000   Nassau County IDA (United Cerebral Palsy)             5.750     11/01/2009       11/06/2008 B     1,132,515
---------------------------------------------------------------------------------------------------------------------------
      520,000   Nassau County IDA (WORCA)                             6.000     12/01/2019       12/01/2016 A       539,568
---------------------------------------------------------------------------------------------------------------------------
      145,000   Nassau County IDA, Series C                           6.000     12/01/2019       12/04/2016 A       149,669
---------------------------------------------------------------------------------------------------------------------------
      650,000   Nassau County Interim Finance Authority               5.125     11/15/2021       05/15/2007 A       657,306
---------------------------------------------------------------------------------------------------------------------------
       80,000   Nassau County Interim Finance Authority               5.375     11/15/2012       05/15/2007 A        80,908
---------------------------------------------------------------------------------------------------------------------------
       35,000   Nassau County Interim Finance Authority               5.375     11/15/2013       05/15/2007 A        35,397
---------------------------------------------------------------------------------------------------------------------------
   21,000,000   Nassau County Tobacco Settlement Corp.                0.000 5   06/01/2026       12/03/2015 B    19,185,180
---------------------------------------------------------------------------------------------------------------------------
    3,115,000   Nassau County Tobacco Settlement Corp.                5.700     07/15/2015       07/15/2007 F     3,303,831
---------------------------------------------------------------------------------------------------------------------------
      590,000   Nassau County Tobacco Settlement Corp.                5.750     07/15/2016       07/15/2007 F       626,474
---------------------------------------------------------------------------------------------------------------------------
    3,550,000   Nassau County Tobacco Settlement Corp.                5.875     07/15/2016       07/15/2008 F     3,780,182
---------------------------------------------------------------------------------------------------------------------------
      725,000   Nassau County Tobacco Settlement Corp.                6.000     07/15/2017       07/15/2009 F       774,191
---------------------------------------------------------------------------------------------------------------------------
       25,000   Nassau County Tobacco Settlement Corp.                6.000     07/15/2018       07/15/2009 A        26,696
---------------------------------------------------------------------------------------------------------------------------
    5,440,000   Nassau County Tobacco Settlement Corp.                6.125     07/15/2018       07/15/2009 A     5,824,826
---------------------------------------------------------------------------------------------------------------------------
      125,000   Nassau County Tobacco Settlement Corp.                6.200     07/15/2018       07/15/2009 A       134,059
---------------------------------------------------------------------------------------------------------------------------
    2,215,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2019 1     07/15/2009 A     2,378,090
---------------------------------------------------------------------------------------------------------------------------
    4,530,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2019       07/15/2009 A     4,863,544
---------------------------------------------------------------------------------------------------------------------------
    3,620,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2020       07/15/2009 A     3,886,541
---------------------------------------------------------------------------------------------------------------------------
    4,125,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2020 1     07/15/2009 A     4,428,724


                    30 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   2,255,000   Nassau County Tobacco Settlement Corp.                6.250%    07/15/2021       07/15/2009 A   $ 2,421,036
---------------------------------------------------------------------------------------------------------------------------
    4,925,000   Nassau County Tobacco Settlement Corp.                6.300     07/15/2021       07/15/2009 A     5,293,292
---------------------------------------------------------------------------------------------------------------------------
    1,320,000   Nassau County Tobacco Settlement Corp.                6.300     07/15/2022       07/15/2009 A     1,418,710
---------------------------------------------------------------------------------------------------------------------------
   18,175,000   Nassau County Tobacco Settlement Corp.                6.400     07/15/2033       07/15/2009 A    19,576,111
---------------------------------------------------------------------------------------------------------------------------
   15,050,000   Nassau County Tobacco Settlement Corp.                6.500     07/15/2027       07/15/2009 A    16,244,970
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Nassau County Tobacco Settlement Corp.                6.600     07/15/2039       07/15/2009 A     5,409,050
---------------------------------------------------------------------------------------------------------------------------
   12,000,000   Nassau County Tobacco Settlement Corp.
                (TASC)                                                5.000     06/01/2035       06/01/2016 A    12,284,880
---------------------------------------------------------------------------------------------------------------------------
      300,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       316,251
---------------------------------------------------------------------------------------------------------------------------
      140,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       147,584
---------------------------------------------------------------------------------------------------------------------------
      180,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       189,751
---------------------------------------------------------------------------------------------------------------------------
      260,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       274,149
---------------------------------------------------------------------------------------------------------------------------
      195,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       03/28/2011 B       205,563
---------------------------------------------------------------------------------------------------------------------------
      195,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       03/28/2011 B       205,563
---------------------------------------------------------------------------------------------------------------------------
       50,000   New Hartford-Sunset Wood Funding Corp.                5.950     08/01/2027       08/01/2007 A        51,370
---------------------------------------------------------------------------------------------------------------------------
    1,290,000   New Rochelle IDA (College of New Rochelle)            5.500     07/01/2019       07/01/2009 A     1,351,314
---------------------------------------------------------------------------------------------------------------------------
      245,000   New Rochelle Municipal Hsg. Authority,
                Series A                                              5.000     12/01/2008       03/09/2008 B       248,273
---------------------------------------------------------------------------------------------------------------------------
       80,000   New Rochelle Municipal Hsg. Authority,
                Series B                                              6.500     12/01/2014       12/01/2008 E        85,599
---------------------------------------------------------------------------------------------------------------------------
    1,465,000   Newark-Wayne Community Hospital                       7.600     09/01/2015       03/01/2007 A     1,467,139
---------------------------------------------------------------------------------------------------------------------------
       10,000   Newburgh GO                                           7.600     04/01/2008       04/01/2007 A        10,099
---------------------------------------------------------------------------------------------------------------------------
    1,380,000   Newburgh IDA (Bourne & Kenney
                Redevel. Company)                                     5.650     08/01/2020 1     08/01/2009 A     1,431,943
---------------------------------------------------------------------------------------------------------------------------
      150,000   Niagara County IDA
                (American Ref-Fuel Company)                           5.550     11/15/2024       11/15/2011 A       156,747
---------------------------------------------------------------------------------------------------------------------------
   13,560,000   Niagara County IDA
                (Niagara Falls Memorial Medical Center)               5.500     11/01/2035       12/28/2007 C    13,995,005
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Niagara County IDA (Solid Waste Disposal)             5.450     11/15/2025       11/15/2012 A     5,236,100
---------------------------------------------------------------------------------------------------------------------------
   19,710,000   Niagara County IDA (Solid Waste Disposal)             5.550     11/15/2024       11/15/2011 A    20,885,702
---------------------------------------------------------------------------------------------------------------------------
    9,850,000   Niagara County IDA (Solid Waste Disposal)             5.625     11/15/2024       11/15/2012 A    10,356,487
---------------------------------------------------------------------------------------------------------------------------
      170,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.375     05/15/2018       05/15/2009 F       176,713
---------------------------------------------------------------------------------------------------------------------------
      175,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.500     05/15/2019       05/15/2011 A       182,226
---------------------------------------------------------------------------------------------------------------------------
       90,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.500     05/15/2020       05/15/2011 A        93,796
---------------------------------------------------------------------------------------------------------------------------
    1,175,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.875     05/15/2022       05/15/2011 A     1,236,923
---------------------------------------------------------------------------------------------------------------------------
    1,045,000   Niagara County Tobacco Asset
                Securitization Corp.                                  6.250     05/15/2034       11/15/2010 A     1,113,071
---------------------------------------------------------------------------------------------------------------------------
      945,000   Niagara County Tobacco Asset
                Securitization Corp.                                  6.250     05/15/2040       05/15/2010 A     1,006,557


                    31 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  11,995,000   Niagara County Tobacco Asset
                Securitization Corp.                                  6.750%    05/15/2029 1     05/15/2010 A   $12,954,720
---------------------------------------------------------------------------------------------------------------------------
       10,000   Niagara Falls HDC (Niagara Towers)                    5.150     10/01/2010       10/01/2008 A        10,176
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Niagara Falls Public Water Authority                  5.500     07/15/2034       07/15/2015 A     1,113,690
---------------------------------------------------------------------------------------------------------------------------
       25,000   Niagara Frontier Transportation Authority
                (Buffalo Niagara International Airport)               5.000     04/01/2013       04/01/2008 A        25,554
---------------------------------------------------------------------------------------------------------------------------
    5,360,000   Niagara Frontier Transportation Authority
                (Buffalo Niagara International Airport)               5.625     04/01/2029 1     04/01/2009 A     5,613,099
---------------------------------------------------------------------------------------------------------------------------
      210,000   Niagara Frontier Transportation Authority
                (Buffalo Niagara International Airport)               5.750     04/01/2019       04/01/2009 A       220,943
---------------------------------------------------------------------------------------------------------------------------
      610,000   North Babylon Volunteer Fire Company                  5.750     08/01/2022       08/01/2007 A       634,955
---------------------------------------------------------------------------------------------------------------------------
       25,000   North Elba GO                                         5.400     06/01/2009       06/01/2007 A        25,187
---------------------------------------------------------------------------------------------------------------------------
      935,000   NY Counties Tobacco Trust I                           5.800     06/01/2023       11/08/2007 D     1,009,080
---------------------------------------------------------------------------------------------------------------------------
      225,000   NY Counties Tobacco Trust I                           5.800     06/01/2023       11/08/2007 D       230,164
---------------------------------------------------------------------------------------------------------------------------
    9,625,000   NY Counties Tobacco Trust I                           6.300     06/01/2019 1     06/01/2010 E    10,537,258
---------------------------------------------------------------------------------------------------------------------------
    4,670,000   NY Counties Tobacco Trust I                           6.300     06/01/2019 1     06/01/2010 A     4,989,381
---------------------------------------------------------------------------------------------------------------------------
    8,650,000   NY Counties Tobacco Trust I                           6.500     06/01/2035       06/01/2010 E     9,522,785
---------------------------------------------------------------------------------------------------------------------------
    4,210,000   NY Counties Tobacco Trust I                           6.500     06/01/2035       06/01/2010 A     4,520,235
---------------------------------------------------------------------------------------------------------------------------
    3,295,000   NY Counties Tobacco Trust I                           6.625     06/01/2042 1     06/01/2010 A     3,561,664
---------------------------------------------------------------------------------------------------------------------------
   23,755,000   NY Counties Tobacco Trust II (TASC)                   5.250     06/01/2025       03/17/2011 D    24,516,348
---------------------------------------------------------------------------------------------------------------------------
      150,000   NY Counties Tobacco Trust II (TASC)                   5.500     06/01/2011       06/01/2011         159,809
---------------------------------------------------------------------------------------------------------------------------
      865,000   NY Counties Tobacco Trust II (TASC)                   5.625     06/01/2035       06/01/2012 A       907,688
---------------------------------------------------------------------------------------------------------------------------
    1,055,000   NY Counties Tobacco Trust II (TASC) 2                 5.750     06/01/2013       06/01/2011 A     1,133,260
---------------------------------------------------------------------------------------------------------------------------
    1,925,000   NY Counties Tobacco Trust II (TASC) 2                 5.750     06/01/2014       06/01/2011 A     2,058,942
---------------------------------------------------------------------------------------------------------------------------
      750,000   NY Counties Tobacco Trust II (TASC)                   5.750     06/01/2043       06/01/2012 A       790,080
---------------------------------------------------------------------------------------------------------------------------
    2,120,000   NY Counties Tobacco Trust II (TASC) 2                 6.000     06/01/2015       06/01/2011 A     2,280,696
---------------------------------------------------------------------------------------------------------------------------
    2,330,000   NY Counties Tobacco Trust II (TASC)                   6.000     06/01/2016       06/01/2011 A     2,496,875
---------------------------------------------------------------------------------------------------------------------------
   12,180,000   NY Counties Tobacco Trust III                         5.000     06/01/2027       05/19/2009 D    12,471,589
---------------------------------------------------------------------------------------------------------------------------
    4,980,000   NY Counties Tobacco Trust III                         5.750     06/01/2033       09/26/2012 D     5,302,555
---------------------------------------------------------------------------------------------------------------------------
   16,535,000   NY Counties Tobacco Trust III                         6.000     06/01/2043       06/01/2013 A    17,871,855
---------------------------------------------------------------------------------------------------------------------------
    4,905,000   NY Counties Tobacco Trust IV                          4.250     06/01/2021       12/14/2011 B     4,849,083
---------------------------------------------------------------------------------------------------------------------------
   38,400,000   NY Counties Tobacco Trust IV (TASC)                   0.000 5   06/01/2041       08/03/2019 B    31,725,312
---------------------------------------------------------------------------------------------------------------------------
    4,520,000   NY Counties Tobacco Trust IV (TASC)                   4.750     06/01/2026       10/12/2009 B,D   4,574,918
---------------------------------------------------------------------------------------------------------------------------
   38,400,000   NY Counties Tobacco Trust IV (TASC)                   6.650     06/01/2041       06/01/2010 A     6,719,232
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                0.000 5   03/15/2029       03/15/2011 A        45,228
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                0.000 5   11/15/2037       11/15/2007 A        19,371
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.000     08/01/2015       08/01/2008 A        15,409
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.000     08/15/2016       08/15/2008 A        20,553
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.000     05/15/2018       05/15/2008 A        20,545
---------------------------------------------------------------------------------------------------------------------------
      235,000   NYC GO                                                5.000     08/01/2018       02/01/2008 A       239,822
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.000     08/15/2018       08/15/2008 A        51,279


                    32 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,055,000   NYC GO                                                5.000%    12/01/2018       12/01/2014 A   $ 1,128,956
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.000     08/15/2019       08/15/2008 A        92,245
---------------------------------------------------------------------------------------------------------------------------
      425,000   NYC GO                                                5.000     08/01/2020       08/01/2014 A       451,422
---------------------------------------------------------------------------------------------------------------------------
      570,000   NYC GO                                                5.000     03/15/2021       03/15/2009 A       585,612
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYC GO                                                5.000     08/01/2021       08/01/2015 A     4,244,880
---------------------------------------------------------------------------------------------------------------------------
      110,000   NYC GO                                                5.000     08/01/2022       02/01/2009 A       112,825
---------------------------------------------------------------------------------------------------------------------------
       85,000   NYC GO                                                5.000     08/01/2022       02/01/2008 A        86,946
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.000     08/01/2022       02/01/2008 A        25,458
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.000     08/01/2022       08/01/2008 A        10,287
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2022       08/01/2015 A     1,059,740
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.000     08/01/2022       08/01/2010 A        25,551
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.000     08/01/2022       08/01/2008 A        25,717
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   NYC GO                                                5.000     08/01/2022       08/01/2015 A     1,589,610
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.000     08/01/2022       08/01/2008 A        10,287
---------------------------------------------------------------------------------------------------------------------------
      205,000   NYC GO                                                5.000     08/15/2022       08/15/2008 A       209,574
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.000     09/15/2022       09/15/2013 A        41,936
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   NYC GO                                                5.000     11/01/2022       11/01/2014 A     2,641,675
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.000     05/15/2023       05/15/2008 A        15,393
---------------------------------------------------------------------------------------------------------------------------
    1,115,000   NYC GO                                                5.000     08/01/2023       02/01/2008 A     1,136,207
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2023       08/01/2015 A     1,059,000
---------------------------------------------------------------------------------------------------------------------------
      250,000   NYC GO                                                5.000     08/01/2023       08/01/2008 A       255,470
---------------------------------------------------------------------------------------------------------------------------
      615,000   NYC GO                                                5.000     08/01/2023       08/01/2015 A       651,285
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.000     08/01/2023       02/01/2008 A        51,145
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYC GO                                                5.000     08/01/2023       08/01/2015 A     4,236,000
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   NYC GO                                                5.000     08/15/2023       08/15/2014 A    10,533,700
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   NYC GO                                                5.000     09/01/2023       09/01/2015 A     3,178,350
---------------------------------------------------------------------------------------------------------------------------
    6,750,000   NYC GO                                                5.000     11/01/2023       11/01/2014 A     7,127,933
---------------------------------------------------------------------------------------------------------------------------
   11,340,000   NYC GO                                                5.000     12/01/2023       12/01/2014 A    12,071,430
---------------------------------------------------------------------------------------------------------------------------
    8,500,000   NYC GO                                                5.000     04/01/2024       04/01/2016 A     9,026,575
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.000     04/15/2024       04/15/2009 A        93,173
---------------------------------------------------------------------------------------------------------------------------
   15,000,000   NYC GO                                                5.000     06/01/2024       06/01/2016 A    15,943,350
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2024       08/01/2015 A     1,058,260
---------------------------------------------------------------------------------------------------------------------------
    3,040,000   NYC GO                                                5.000     08/01/2024       08/01/2015 A     3,217,110
---------------------------------------------------------------------------------------------------------------------------
    8,000,000   NYC GO                                                5.000     08/01/2024       02/01/2016 A     8,488,400
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC GO                                                5.000     09/01/2024       09/01/2015 A     5,293,550
---------------------------------------------------------------------------------------------------------------------------
    3,635,000   NYC GO                                                5.000     12/01/2024       12/01/2014 A     3,869,458
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO 4                                              5.000     01/01/2025       01/01/2017 A     1,064,380
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO 4                                              5.000     02/01/2025       02/01/2017 A     1,064,780
---------------------------------------------------------------------------------------------------------------------------
    8,150,000   NYC GO                                                5.000     03/01/2025       03/01/2015 A     8,593,686
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   NYC GO                                                5.000     06/01/2025       06/01/2015 A     6,335,160
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2025       08/01/2015 A     1,056,780


                    33 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,335,000   NYC GO                                                5.000%    09/01/2025       09/01/2015 A   $ 5,640,269
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     12/01/2025       12/01/2014 A     1,061,020
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC GO                                                5.000     04/01/2026       04/01/2015 A     5,267,400
---------------------------------------------------------------------------------------------------------------------------
    6,920,000   NYC GO                                                5.000     08/01/2026       08/01/2015 A     7,302,676
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC GO                                                5.000     08/01/2026       08/01/2015 A     5,276,500
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYC GO                                                5.000     08/01/2026       08/01/2015 A     4,221,200
---------------------------------------------------------------------------------------------------------------------------
    1,830,000   NYC GO                                                5.000     11/01/2027       11/01/2014 A     1,922,452
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.000     03/15/2029       03/15/2009 A        92,426
---------------------------------------------------------------------------------------------------------------------------
      135,000   NYC GO                                                5.000     03/15/2029       03/15/2009 A       138,351
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.000     04/15/2029       04/15/2009 A        10,276
---------------------------------------------------------------------------------------------------------------------------
    6,450,000   NYC GO                                                5.000     03/01/2030       03/01/2015 A     6,777,467
---------------------------------------------------------------------------------------------------------------------------
      270,000   NYC GO                                                5.100     08/15/2027       08/15/2014 A       285,004
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.125     08/01/2018       08/01/2008 A        25,678
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.125     03/15/2019       03/15/2009 A        10,430
---------------------------------------------------------------------------------------------------------------------------
    8,360,000   NYC GO                                                5.125     08/01/2022       02/01/2009 A     8,532,885
---------------------------------------------------------------------------------------------------------------------------
      200,000   NYC GO                                                5.125     03/15/2025       03/15/2012 A       212,022
---------------------------------------------------------------------------------------------------------------------------
       80,000   NYC GO                                                5.125     08/01/2025       02/01/2008 A        81,597
---------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                5.125     08/01/2025       08/01/2008 A        46,319
---------------------------------------------------------------------------------------------------------------------------
      395,000   NYC GO                                                5.125     08/01/2025       08/01/2008 A       404,547
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.125     03/01/2028       03/01/2008 A        10,281
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.125     05/15/2029       05/15/2009 A        41,475
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.200     08/01/2021       08/01/2008 A        51,375
---------------------------------------------------------------------------------------------------------------------------
       70,000   NYC GO                                                5.200     03/15/2028       03/15/2009 A        73,102
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.250     05/01/2012       05/01/2007 A        25,133
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     08/15/2013       08/15/2008 A        51,634
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     02/01/2014       02/01/2008 A        51,223
---------------------------------------------------------------------------------------------------------------------------
      175,000   NYC GO                                                5.250     08/01/2015       08/01/2007 A       178,148
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.250     08/01/2015       02/01/2008 A        25,633
---------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                5.250     08/01/2015       08/01/2007 A        45,810
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     08/01/2016       08/01/2007 A        50,900
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.250     08/01/2016       02/01/2008 A        20,489
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.250     08/01/2016       02/01/2008 A         5,140
---------------------------------------------------------------------------------------------------------------------------
       75,000   NYC GO                                                5.250     08/01/2017       02/01/2008 A        76,778
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.250     08/01/2019       08/01/2008 A        92,627
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.250     08/01/2019       08/01/2008 A         5,180
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     08/01/2020       08/01/2007 A        50,975
---------------------------------------------------------------------------------------------------------------------------
      310,000   NYC GO                                                5.250     08/01/2020       08/01/2007 A       315,251
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.250     05/01/2021       05/01/2007 A        10,053
---------------------------------------------------------------------------------------------------------------------------
      355,000   NYC GO                                                5.250     08/01/2021       08/01/2007 A       361,014
---------------------------------------------------------------------------------------------------------------------------
    2,785,000   NYC GO                                                5.250     08/01/2021       08/01/2007 A     2,839,280
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.250     08/01/2021       08/01/2007 A         5,097


                    34 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      40,000   NYC GO                                                5.250%    11/15/2021 1     11/15/2007 A   $    40,812
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.250     01/15/2023       01/15/2013 A        26,601
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.250     08/15/2023       08/15/2008 A        15,445
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.250     08/15/2024       08/15/2014 A     1,074,290
---------------------------------------------------------------------------------------------------------------------------
    5,110,000   NYC GO                                                5.250     08/15/2026       08/15/2014 A     5,482,672
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.250     06/01/2027       06/01/2012 A        21,617
---------------------------------------------------------------------------------------------------------------------------
      160,000   NYC GO                                                5.250     06/01/2027       06/01/2012 A       168,819
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     01/15/2028       01/15/2013 A        53,009
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.250     01/15/2033       01/15/2013 A        21,738
---------------------------------------------------------------------------------------------------------------------------
      180,000   NYC GO                                                5.250     01/15/2033       01/15/2013 A       190,732
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.300     08/01/2024       08/01/2008 A        20,599
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.300     01/15/2026       01/15/2013 A        43,584
---------------------------------------------------------------------------------------------------------------------------
       95,000   NYC GO                                                5.300     01/15/2026       01/15/2013 A       101,282
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.350     08/01/2013       02/01/2008 A        20,528
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC GO                                                5.375     08/01/2015       08/01/2008 A     2,065,640
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.375     08/01/2017       08/01/2010 A        53,306
---------------------------------------------------------------------------------------------------------------------------
      155,000   NYC GO                                                5.375     08/01/2017       08/01/2007 A       157,818
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.375     11/15/2017       11/15/2007 A        40,886
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.375     08/01/2019       08/01/2009 A        10,430
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.375     08/01/2019       02/01/2008 A        25,615
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.375     08/01/2019       02/01/2008 A        51,411
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.375     08/01/2020       08/01/2009 A         5,215
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.375     08/01/2022       08/01/2007 A        25,449
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.375     08/01/2022       08/01/2007 A        25,499
---------------------------------------------------------------------------------------------------------------------------
      205,000   NYC GO                                                5.375     03/01/2027       03/01/2013 A       224,553
---------------------------------------------------------------------------------------------------------------------------
      100,000   NYC GO                                                5.375     03/01/2027       03/01/2013 A       107,082
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.375     08/01/2027       08/01/2008 A         5,190
---------------------------------------------------------------------------------------------------------------------------
      580,000   NYC GO                                                5.375     08/01/2027       08/01/2008 A       600,033
---------------------------------------------------------------------------------------------------------------------------
      350,000   NYC GO                                                5.375     11/15/2027       11/15/2007 A       358,239
---------------------------------------------------------------------------------------------------------------------------
       35,000   NYC GO                                                5.400     08/01/2011       08/01/2007 A        35,674
---------------------------------------------------------------------------------------------------------------------------
      280,000   NYC GO                                                5.500     08/01/2022       08/01/2007 A       285,410
---------------------------------------------------------------------------------------------------------------------------
    1,120,000   NYC GO                                                5.500     06/01/2023       06/01/2013 A     1,214,618
---------------------------------------------------------------------------------------------------------------------------
    6,515,000   NYC GO                                                5.500     06/01/2023       06/01/2013 A     7,189,498
---------------------------------------------------------------------------------------------------------------------------
    1,630,000   NYC GO                                                5.500     05/15/2024 1     05/15/2010 A     1,727,621
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.500     02/15/2026       02/15/2007 A        20,006
---------------------------------------------------------------------------------------------------------------------------
    1,115,000   NYC GO                                                5.500     02/15/2026       02/15/2007 A     1,133,386
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.500     11/15/2037       11/15/2007 A        10,238
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.600     12/01/2009       06/01/2007 A        10,071
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.600     12/01/2010       06/01/2007 A        15,116
---------------------------------------------------------------------------------------------------------------------------
       30,000   NYC GO                                                5.600     12/01/2013       06/01/2007 A        30,220
---------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                5.625     08/15/2008       02/15/2007 A        45,296


                    35 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     185,000   NYC GO                                                5.625%    08/15/2009       02/15/2007 A     $  186,215
----------------------------------------------------------------------------------------------------------------------------
       95,000   NYC GO                                                5.625     10/01/2020       04/01/2007 A         95,631
----------------------------------------------------------------------------------------------------------------------------
      220,000   NYC GO                                                5.700     08/15/2010       02/15/2007 A        221,459
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.750     05/15/2012       05/15/2007 A         10,016
----------------------------------------------------------------------------------------------------------------------------
    1,910,000   NYC GO                                                5.750     08/01/2012       08/01/2007 A      1,949,862
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC GO                                                5.750     03/01/2018       03/01/2013 A         72,536
----------------------------------------------------------------------------------------------------------------------------
      970,000   NYC GO                                                5.750     03/01/2018       03/01/2013 A      1,064,750
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC GO                                                5.750     08/01/2018       08/01/2012 A        546,555
----------------------------------------------------------------------------------------------------------------------------
      190,000   NYC GO                                                5.750     08/01/2018       08/01/2012 A        210,558
----------------------------------------------------------------------------------------------------------------------------
      310,000   NYC GO                                                5.750     08/01/2018       08/01/2012 A        338,213
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC GO                                                5.750     03/01/2020       03/01/2013 A        557,970
----------------------------------------------------------------------------------------------------------------------------
    5,010,000   NYC GO                                                5.750     03/01/2021       03/01/2013 E      5,590,859
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.875     11/01/2011       11/01/2008 A         15,248
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYC GO                                                5.875     08/01/2015       08/01/2007 A         56,181
----------------------------------------------------------------------------------------------------------------------------
    7,155,000   NYC GO                                                5.875     06/01/2019       06/01/2012 A      7,846,674
----------------------------------------------------------------------------------------------------------------------------
      505,000   NYC GO                                                5.875     08/01/2019       08/01/2012 E        562,812
----------------------------------------------------------------------------------------------------------------------------
    4,770,000   NYC GO                                                5.875     08/01/2019       08/01/2012 A      5,243,852
----------------------------------------------------------------------------------------------------------------------------
    5,495,000   NYC GO                                                5.875     06/01/2020       06/01/2012 A      6,026,202
----------------------------------------------------------------------------------------------------------------------------
    6,645,000   NYC GO                                                5.875     06/01/2021       06/01/2012 A      7,287,372
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                6.000     05/15/2010       05/15/2007 A         15,026
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                6.000     05/15/2011       05/15/2007 A         50,086
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                6.000     02/01/2012       02/01/2007 A          5,083
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                6.000     04/15/2012       04/15/2007 A         25,403
----------------------------------------------------------------------------------------------------------------------------
      140,000   NYC GO                                                6.000     08/01/2013       08/01/2007 A        143,100
----------------------------------------------------------------------------------------------------------------------------
      580,000   NYC GO                                                6.000     08/01/2017       08/01/2007 A        593,149
----------------------------------------------------------------------------------------------------------------------------
      670,000   NYC GO                                                6.000     08/01/2017       08/01/2007 A        685,189
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                6.000     05/15/2018       05/15/2010 A         10,782
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                6.000     02/01/2022       02/01/2007 A          5,083
----------------------------------------------------------------------------------------------------------------------------
      115,000   NYC GO                                                6.000     05/15/2022       05/15/2010 A        124,699
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                6.000     05/15/2022       05/15/2010 A         16,148
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC GO                                                6.000     02/15/2024       02/15/2007 A         35,584
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                6.125     08/01/2025 1     08/01/2007 A         10,233
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                6.125     08/01/2025       08/01/2007 A         25,577
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                6.125     08/01/2025       08/01/2007 A          5,117
----------------------------------------------------------------------------------------------------------------------------
      825,000   NYC GO                                                6.250     08/01/2009       02/01/2007 A        838,951
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYC GO                                                6.250     08/01/2009       02/01/2007 A         61,021
----------------------------------------------------------------------------------------------------------------------------
      255,000   NYC GO                                                6.350     05/15/2014       05/15/2008 A        265,985
----------------------------------------------------------------------------------------------------------------------------
    1,130,000   NYC GO                                                6.500     05/15/2017       05/15/2010 A      1,236,130
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     02/01/2009       02/01/2007 A          5,014
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     12/01/2010       06/01/2007 A          5,065
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     02/01/2011       02/01/2007 A          5,014


                    36 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      30,000   NYC GO                                                7.000%    02/01/2012       02/01/2007 A    $    30,080
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     02/01/2018       02/01/2007 A          5,013
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYC GO                                                7.250     02/01/2007       02/01/2007           60,188
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.250     02/01/2007       02/01/2007            5,015
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                7.500     02/01/2007       02/01/2007           15,045
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                7.500     02/01/2009       02/01/2007 A         15,045
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                7.650     02/01/2007       02/01/2007           40,124
----------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                7.750     08/15/2027       02/15/2007 A         45,219
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO DIAMONDS                                       0.000 5   08/01/2025 1     08/01/2007 A         24,567
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO RIBS                                           7.986 6   08/29/2008       02/01/2007 A         90,270
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYC GO RIBS                                           7.986 6   08/13/2009       02/01/2007 A        100,298
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO RIBS                                           7.986 6   07/29/2010       02/01/2007 A         50,149
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYC GO RIBS                                           8.084 6   08/22/2013       02/01/2007 A        100,306
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO RIBS                                           8.084 6   08/27/2015       02/01/2007 A         50,153
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYC GO RIBS                                           8.170 6   09/01/2011       02/01/2007 A        451,818
----------------------------------------------------------------------------------------------------------------------------
   29,000,000   NYC GO 7                                              5.000     06/01/2023       06/01/2015       30,683,305
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC HDC (Barclay Avenue)                              5.750     04/01/2007       04/01/2007           35,105
----------------------------------------------------------------------------------------------------------------------------
    4,610,000   NYC HDC (Multifamily Hsg.)                            5.250     11/01/2030       05/01/2014 A      4,857,649
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYC HDC (Multifamily Hsg.)                            5.250     11/01/2031       11/01/2010 A         20,625
----------------------------------------------------------------------------------------------------------------------------
      900,000   NYC HDC (Multifamily Hsg.), Series A                  5.375     11/01/2023       05/01/2012 A        934,569
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYC HDC (Multifamily Hsg.), Series A                  5.500     11/01/2009       05/01/2008 A        451,530
----------------------------------------------------------------------------------------------------------------------------
      845,000   NYC HDC (Multifamily Hsg.), Series A                  5.625     05/01/2012       05/01/2008 A        858,689
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   NYC HDC (Multifamily Hsg.), Series E 2                6.250     05/01/2036       11/01/2009 A      1,284,600
----------------------------------------------------------------------------------------------------------------------------
   17,510,000   NYC HDC, Series A 7                                   5.000     07/01/2025       07/01/2015       18,690,349
----------------------------------------------------------------------------------------------------------------------------
      185,000   NYC HDC, Series A                                     5.000     07/01/2010       07/01/2010          193,179
----------------------------------------------------------------------------------------------------------------------------
    4,450,000   NYC HDC, Series A                                     5.000     07/01/2025       07/01/2015 A      4,749,975
----------------------------------------------------------------------------------------------------------------------------
    2,215,000   NYC HDC, Series C 2                                   5.000     11/01/2026       11/01/2015 A      2,287,563
----------------------------------------------------------------------------------------------------------------------------
   27,700,000   NYC Health & Hospital Corp.                           5.250     02/15/2017 1     02/15/2010 A     28,561,747
----------------------------------------------------------------------------------------------------------------------------
    1,010,000   NYC Health & Hospital Corp.                           5.450     02/15/2026       02/15/2012 A      1,064,459
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   NYC Health & Hospital Corp. (Health System)           5.250     02/15/2022       02/15/2013 A      3,213,660
----------------------------------------------------------------------------------------------------------------------------
      705,000   NYC IDA (Acme Architectural Products)                 5.875     11/01/2009       10/14/2008 B        707,623
----------------------------------------------------------------------------------------------------------------------------
    9,400,000   NYC IDA (AIRIS JFK I/JFK International Airport)       5.500     07/01/2028       07/01/2011 A      9,711,798
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   NYC IDA (AIRIS JFK I/JFK International Airport)       6.000     07/01/2015       07/01/2011 A     10,512,000
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYC IDA (Anti-Defamation League Foundation)           5.500     06/01/2022       06/01/2007 A         77,072
----------------------------------------------------------------------------------------------------------------------------
      195,000   NYC IDA (Atlantic Veal & Lamb)                        7.250     12/01/2008       04/07/2008 B        199,140
----------------------------------------------------------------------------------------------------------------------------
    3,820,000   NYC IDA (Beth Abraham Health Services)                6.000     02/15/2013       10/10/2010 B      3,995,758
----------------------------------------------------------------------------------------------------------------------------
      830,000   NYC IDA (Beth Abraham Health Services)                6.000     11/15/2013       04/28/2010 B        871,608
----------------------------------------------------------------------------------------------------------------------------
      400,000   NYC IDA (Beth Abraham Health Services)                6.000     11/15/2013       08/04/2010 B        420,052


                    37 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      60,000   NYC IDA (Brooklyn Heights
                Montessori School)                                    7.500%    01/01/2007       01/01/2007       $   60,011
----------------------------------------------------------------------------------------------------------------------------
      855,000   NYC IDA (Calhoun School)                              6.250     12/01/2016       12/01/2016          898,733
----------------------------------------------------------------------------------------------------------------------------
    5,620,000   NYC IDA (Calhoun School)                              6.250     12/01/2017       07/17/2013 B      5,636,523
----------------------------------------------------------------------------------------------------------------------------
      655,000   NYC IDA (Center for Elimination
                of Family Violence)                                   6.250     11/01/2016       10/21/2012 B        665,860
----------------------------------------------------------------------------------------------------------------------------
    7,625,000   NYC IDA (Chapin School)                               4.800     11/01/2018       08/01/2017 A      7,607,768
----------------------------------------------------------------------------------------------------------------------------
      220,000   NYC IDA (Chardan Corp.)                               6.250     11/01/2008       04/30/2008 B        220,062
----------------------------------------------------------------------------------------------------------------------------
      235,000   NYC IDA (College of Aeronautics)                      5.500     05/01/2012       05/01/2008 A        244,764
----------------------------------------------------------------------------------------------------------------------------
      550,000   NYC IDA (College of Aeronautics)                      5.500     05/01/2013       05/01/2008 A        572,853
----------------------------------------------------------------------------------------------------------------------------
      300,000   NYC IDA (College of New Rochelle)                     6.200     09/01/2010 1     03/01/2007 A        303,525
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (College of New Rochelle)                     6.300     09/01/2015 1     03/01/2007 A        505,820
----------------------------------------------------------------------------------------------------------------------------
      855,000   NYC IDA
                (Comprehensive Care Management)                       5.625     11/01/2015       11/01/2015          870,424
----------------------------------------------------------------------------------------------------------------------------
      650,000   NYC IDA
                (Comprehensive Care Management)                       5.625     11/01/2015       11/01/2015          661,726
----------------------------------------------------------------------------------------------------------------------------
      195,000   NYC IDA
                (Comprehensive Care Management)                       5.750     11/01/2008       04/30/2008 B        197,071
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYC IDA
                (Comprehensive Care Management)                       5.750     11/01/2008       04/30/2008 B         75,787
----------------------------------------------------------------------------------------------------------------------------
    2,900,000   NYC IDA
                (Comprehensive Care Management)                       5.750     08/01/2018       12/04/2014 B      2,951,417
----------------------------------------------------------------------------------------------------------------------------
    2,945,000   NYC IDA
                (Comprehensive Care Management)                       5.750     11/01/2018       12/04/2014 B      2,997,215
----------------------------------------------------------------------------------------------------------------------------
    3,070,000   NYC IDA
                (Comprehensive Care Management)                       5.750     05/01/2019       12/03/2015 D      3,144,171
----------------------------------------------------------------------------------------------------------------------------
      245,000   NYC IDA (Essie Cosmetics)                             5.500     11/01/2008       04/22/2008 B        245,576
----------------------------------------------------------------------------------------------------------------------------
      870,000   NYC IDA (Family Support Systems)                      6.500     11/01/2014       05/01/2007 A        872,445
----------------------------------------------------------------------------------------------------------------------------
      210,000   NYC IDA (Gabrielli Truck Sales)                       7.250     12/01/2007       12/01/2007          212,879
----------------------------------------------------------------------------------------------------------------------------
    1,025,000   NYC IDA (Global Country World Peace)                  6.250     11/01/2015       12/19/2012 B      1,035,066
----------------------------------------------------------------------------------------------------------------------------
      955,000   NYC IDA (Global Country World Peace)                  6.250     11/01/2025       10/20/2012 B        955,067
----------------------------------------------------------------------------------------------------------------------------
    1,530,000   NYC IDA (Gourmet Boutique)                            5.250     05/01/2013       11/23/2011 B      1,526,129
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (Independent Living Assoc.)                   6.200     07/01/2020       12/19/2014 D        508,875
----------------------------------------------------------------------------------------------------------------------------
   35,625,000   NYC IDA (Japan Airlines)                              6.000     11/01/2015       05/01/2007 A     35,874,375
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYC IDA (Julia Gray)                                  6.500     11/01/2007       11/01/2007           75,312
----------------------------------------------------------------------------------------------------------------------------
    2,355,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2013       12/01/2012 A      2,523,783
----------------------------------------------------------------------------------------------------------------------------
      730,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2015       12/01/2012 A        778,370
----------------------------------------------------------------------------------------------------------------------------
    2,880,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2016       12/01/2012 A      3,066,797
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2017       12/01/2012 A      2,125,840
----------------------------------------------------------------------------------------------------------------------------
    3,210,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2018       12/01/2012 A      3,408,539
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYC IDA (Marymount School of NY)                      5.125     09/01/2021       09/01/2013 A        259,853
----------------------------------------------------------------------------------------------------------------------------
    1,900,000   NYC IDA
                (Metropolitan College of New York)                    5.750     03/01/2020       12/14/2017 B      1,890,291


                    38 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   4,585,000   NYC IDA (MMC Corp.)                                   5.125%    11/01/2025       11/01/2010 A     $4,744,329
----------------------------------------------------------------------------------------------------------------------------
    5,865,000   NYC IDA (MMC Corp.)                                   5.125     11/01/2035       11/01/2010 A      6,054,088
----------------------------------------------------------------------------------------------------------------------------
      125,000   NYC IDA (Morrisons Pastry)                            5.750     11/01/2009       11/01/2007 B        125,151
----------------------------------------------------------------------------------------------------------------------------
    1,810,000   NYC IDA (Polytechnic University)                      5.250     11/01/2008       11/01/2008        1,822,942
----------------------------------------------------------------------------------------------------------------------------
    2,005,000   NYC IDA (Polytechnic University)                      5.750     11/01/2010       11/01/2010        2,064,188
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (Polytechnic University)                      5.750     11/01/2012       11/01/2010 A        519,800
----------------------------------------------------------------------------------------------------------------------------
      255,000   NYC IDA (Precision Gear)                              5.875     11/01/2009       11/07/2008 B        258,700
----------------------------------------------------------------------------------------------------------------------------
      210,000   NYC IDA (Precision Gear)                              5.875     11/01/2009       09/09/2008 B        212,245
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYC IDA (Precision Gear)                              6.500     11/01/2008       11/11/2008           61,130
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   NYC IDA (Reece School)                                6.500     12/01/2017       12/14/2013 B      1,218,336
----------------------------------------------------------------------------------------------------------------------------
      405,000   NYC IDA (Reece School)                                6.500     12/01/2017       12/18/2013 B        405,045
----------------------------------------------------------------------------------------------------------------------------
      225,000   NYC IDA (Rockefeller Foundation)                      5.375     07/01/2023       07/01/2007 A        226,226
----------------------------------------------------------------------------------------------------------------------------
    3,705,000   NYC IDA (Rosco, Inc.)                                 6.125     06/01/2022       06/01/2007 C      3,742,087
----------------------------------------------------------------------------------------------------------------------------
    4,100,000   NYC IDA (Samaritan Aids Services)                     5.000     11/01/2024       11/01/2011 A      4,252,069
----------------------------------------------------------------------------------------------------------------------------
      890,000   NYC IDA (Showman Fabricators)                         7.125     11/01/2013       11/24/2010 B        901,721
----------------------------------------------------------------------------------------------------------------------------
      495,000   NYC IDA
                (Special Needs Facilities Pooled Program)             5.950     07/01/2008       01/05/2008 B        505,073
----------------------------------------------------------------------------------------------------------------------------
    1,265,000   NYC IDA (Studio School)                               6.250     11/01/2018       11/01/2018        1,265,595
----------------------------------------------------------------------------------------------------------------------------
    5,855,000   NYC IDA (Terminal One Group Assoc.)                   5.500     01/01/2017       01/01/2016 A      6,388,742
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC IDA (Terminal One Group Assoc.) 2                 5.500     01/01/2018       01/01/2016 A      5,436,300
----------------------------------------------------------------------------------------------------------------------------
   11,670,000   NYC IDA (Terminal One Group Assoc.)                   5.500     01/01/2019       01/01/2016 A     12,679,222
----------------------------------------------------------------------------------------------------------------------------
    2,500,000   NYC IDA (Terminal One Group Assoc.) 2                 5.500     01/01/2020       01/01/2016 A      2,720,100
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC IDA (Terminal One Group Assoc.) 2                 5.500     01/01/2021       01/01/2016 A      2,176,080
----------------------------------------------------------------------------------------------------------------------------
   22,500,000   NYC IDA (Terminal One Group Assoc.)                   5.500     01/01/2024       01/01/2016 A     24,376,050
----------------------------------------------------------------------------------------------------------------------------
    1,830,000   NYC IDA (The Child School)                            7.000     06/01/2013       12/06/2010 B      1,971,349
----------------------------------------------------------------------------------------------------------------------------
      180,000   NYC IDA (United Nations School)                       6.150     12/01/2007       12/01/2007          183,402
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC IDA (Urban Resource Institute)                    5.250     03/01/2023       03/01/2013 A      1,073,930
----------------------------------------------------------------------------------------------------------------------------
    1,160,000   NYC IDA (Urban Resource Institute)                    6.500     11/01/2013       11/04/2010 B      1,204,463
----------------------------------------------------------------------------------------------------------------------------
      925,000   NYC IDA (Vaughn College Aeronautics)                  5.000     12/01/2016       11/01/2016          941,262
----------------------------------------------------------------------------------------------------------------------------
    3,225,000   NYC IDA (Vaughn College Aeronautics)                  5.000     12/01/2016       12/01/2016        3,281,696
----------------------------------------------------------------------------------------------------------------------------
    4,600,000   NYC IDA (Visy Paper)                                  7.800     01/01/2016       07/01/2007 A      4,658,834
----------------------------------------------------------------------------------------------------------------------------
      815,000   NYC IDA (Vocational Instruction)                      7.250     02/01/2013       04/21/2010 B        785,880
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYC IDA (World Casing Corp.)                          5.950     11/01/2007       11/01/2007           89,921
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (YMCA of Greater NY)                          5.250     08/01/2021       02/01/2011 A        519,040
----------------------------------------------------------------------------------------------------------------------------
    6,490,000   NYC IDA (YMCA of Greater NY)                          5.800     08/01/2016 1     01/01/2009 A      6,674,641
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (Zeluck, Inc.)                                6.250     11/01/2011       11/01/2007 A        503,135
----------------------------------------------------------------------------------------------------------------------------
   16,350,000   NYC IDA Special Facilities
                (JFK International Airport)                           8.000     08/01/2012       08/01/2012       18,740,697
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYC Municipal Water Finance Authority                 4.875     06/15/2021       06/15/2008 A         20,463
----------------------------------------------------------------------------------------------------------------------------
      685,000   NYC Municipal Water Finance Authority                 5.000     06/15/2021       06/15/2007 A        696,083
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC Municipal Water Finance Authority                 5.000     06/15/2027       06/15/2008 A         35,844


                    39 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      65,000   NYC Municipal Water Finance Authority                 5.000%    06/15/2027       06/15/2008 A    $    66,610
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC Municipal Water Finance Authority                 5.000     06/15/2027       06/15/2008 A         51,239
----------------------------------------------------------------------------------------------------------------------------
      105,000   NYC Municipal Water Finance Authority                 5.000     06/15/2029       06/15/2009 A        108,616
----------------------------------------------------------------------------------------------------------------------------
   15,010,000   NYC Municipal Water Finance Authority                 5.000     06/15/2034       06/15/2013 A     15,700,310
----------------------------------------------------------------------------------------------------------------------------
       85,000   NYC Municipal Water Finance Authority                 5.125     06/15/2017 1     06/15/2007 A         86,435
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A        203,368
----------------------------------------------------------------------------------------------------------------------------
      225,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A        228,789
----------------------------------------------------------------------------------------------------------------------------
    3,085,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A      3,136,951
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A         55,926
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A        177,797
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC Municipal Water Finance Authority                 5.125     06/15/2022       06/15/2008 A         66,057
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC Municipal Water Finance Authority                 5.125     06/15/2030       06/15/2007 A         66,021
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC Municipal Water Finance Authority                 5.125     06/15/2030       06/15/2008 A         50,786
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC Municipal Water Finance Authority                 5.125     06/15/2031       06/15/2011 A      2,089,920
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC Municipal Water Finance Authority                 5.200     06/15/2013       06/15/2007 A         10,168
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC Municipal Water Finance Authority                 5.250     06/15/2018       06/15/2007 A         35,606
----------------------------------------------------------------------------------------------------------------------------
      390,000   NYC Municipal Water Finance Authority                 5.375     06/15/2007       06/15/2007          390,550
----------------------------------------------------------------------------------------------------------------------------
      855,000   NYC Municipal Water Finance Authority                 5.750     06/15/2013 1     06/15/2007 A        891,808
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC Municipal Water Finance Authority                 5.750     06/15/2013 1     06/15/2007 E         52,153
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC Transitional Finance Authority                    5.000     05/01/2026 1     05/01/2008 A         66,529
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC Transitional Finance Authority, Series E          5.000     02/01/2026       02/01/2013 A      2,098,800
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.250     07/01/2019       07/01/2009 A         10,487
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.600     04/01/2018       04/01/2007 A        203,008
----------------------------------------------------------------------------------------------------------------------------
    4,945,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.650     04/01/2022       04/01/2007 A      5,019,571
----------------------------------------------------------------------------------------------------------------------------
   15,250,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.650     04/01/2027 1     04/01/2007 A     15,475,090
----------------------------------------------------------------------------------------------------------------------------
      750,000   NYC Trust for Cultural Resources
                (Museum of American Folk Art)                         6.000     07/01/2022 1     07/01/2010 A        809,610
----------------------------------------------------------------------------------------------------------------------------
    2,540,000   NYC Trust for Cultural Resources
                (Museum of American Folk Art)                         6.125     07/01/2030 1     07/01/2010 A      2,750,033
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYC Trust for Cultural Resources
                (Museum of Modern Art)                                5.125     07/01/2031       07/01/2012 A        264,408
----------------------------------------------------------------------------------------------------------------------------
      595,000   NYC Trust for Cultural Resources
                (Museum of Modern Art)                                5.500     01/01/2016       07/01/2007 A        607,757
----------------------------------------------------------------------------------------------------------------------------
    1,010,000   NYC Trust for Cultural Resources
                (Museum of Modern Art)                                5.500     01/01/2021       07/01/2007 A      1,031,735
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS DA (Albany Memorial Hospital)                     5.500     07/01/2010 1     07/01/2007 A        120,748
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Amsterdam Memorial Hospital)                  6.000     08/01/2016       02/01/2007 A         20,435
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Amsterdam Memorial Hospital)                  6.000     08/01/2025       02/01/2007 A         25,540


                    40 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      25,000   NYS DA (Audit & Control)                              5.500%    04/01/2023      04/01/2009 A    $     26,250
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYS DA (Augustana Lutheran Home)                      5.500     02/01/2041 1    02/01/2012 A         266,588
----------------------------------------------------------------------------------------------------------------------------
    4,625,000   NYS DA (Barnard College)                              5.250     07/01/2026      07/01/2007 A       4,705,013
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (Brookdale Hospital Medical Center)            5.200     02/15/2016      02/15/2010 A          15,422
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS DA (Brookdale Hospital)                           5.300     02/15/2017      02/15/2008 A          66,887
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (Brooklyn Hospital Center)                     5.100     02/01/2019      02/01/2009 A          62,131
----------------------------------------------------------------------------------------------------------------------------
    1,300,000   NYS DA (Canisius College)                             5.000     07/01/2022      07/01/2015 A       1,381,861
----------------------------------------------------------------------------------------------------------------------------
    1,120,000   NYS DA (Catskill Regional Medical Center)             5.250     02/15/2023      02/15/2015 A       1,217,496
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS DA (Champlain Valley Physicians)                  5.000     07/01/2017      07/01/2007 A          71,740
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   NYS DA (Chapel Oaks)                                  5.375     07/01/2017 1    07/01/2008 A       1,406,444
----------------------------------------------------------------------------------------------------------------------------
      960,000   NYS DA (City University)                              5.000     07/01/2017      07/01/2008 A         983,213
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA (City University)                              5.000     07/01/2026      07/01/2008 A          41,398
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (City University)                              5.250     07/01/2012      07/01/2008 A          61,841
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (City University)                              5.250     07/01/2025      07/01/2008 A         104,307
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Cooper Union for Advancement
                of Science & Art)                                     6.250     07/01/2029      07/01/2009 A          26,843
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Culinary Institute of America)                5.000     07/01/2022      07/01/2009 A          20,770
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Dept. of Education)                           5.650     07/01/2014      07/01/2007 A          10,300
----------------------------------------------------------------------------------------------------------------------------
      350,000   NYS DA (Dept. of Health)                              5.000     07/01/2021      07/01/2014 A         369,366
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Dept. of Health)                              5.000     07/01/2024      07/01/2008 A          10,212
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Dept. of Health)                              5.000     07/01/2028      07/01/2009 A          36,244
----------------------------------------------------------------------------------------------------------------------------
      880,000   NYS DA (Dept. of Health)                              5.250     07/01/2023      07/01/2014 A         949,238
----------------------------------------------------------------------------------------------------------------------------
    4,620,000   NYS DA (Dept. of Health)                              5.250     07/01/2024      07/01/2015 A       5,027,669
----------------------------------------------------------------------------------------------------------------------------
      820,000   NYS DA (Dept. of Health)                              5.500     07/01/2021      07/01/2007 A         842,394
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (Eger Health Care Center &
                Rehabilitation Center)                                5.100     02/01/2028      02/01/2010 A          51,558
----------------------------------------------------------------------------------------------------------------------------
    2,525,000   NYS DA (Ellis Hospital)                               5.050     08/15/2024      08/15/2014 A       2,663,547
----------------------------------------------------------------------------------------------------------------------------
      145,000   NYS DA (Ellis Hospital)                               5.500     08/01/2015      08/01/2007 A         145,135
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS DA (Ellis Hospital)                               5.600     08/01/2025      02/01/2007 A         136,500
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYS DA (Ellis Hospital)                               5.625     08/01/2035 1    08/01/2007 A         176,908
----------------------------------------------------------------------------------------------------------------------------
      125,000   NYS DA (Episcopal Health)                             5.900     08/01/2020 1    02/01/2007 A         125,189
----------------------------------------------------------------------------------------------------------------------------
      150,000   NYS DA (FNHC/KR/MMWNHC
                Obligated Group)                                      5.500     07/01/2010 1    07/01/2007 A         151,092
----------------------------------------------------------------------------------------------------------------------------
      460,000   NYS DA (FNHC/KR/MMWNHC
                Obligated Group)                                      5.750     07/01/2017      07/01/2007 A         464,034
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Fordham University)                           5.000     07/01/2028      07/01/2008 A          30,765
----------------------------------------------------------------------------------------------------------------------------
    3,835,000   NYS DA (Frances Schervier Home &
                Hospital Obligated Group)                             5.500     07/01/2017 1    07/01/2007 A       3,941,306
----------------------------------------------------------------------------------------------------------------------------
   10,055,000   NYS DA (Frances Schervier Home &
                Hospital Obligated Group)                             5.500     07/01/2027 1    07/01/2007 A      10,343,780
----------------------------------------------------------------------------------------------------------------------------
      240,000   NYS DA (Frances Schervier Home &
                Hospital Obligated Group)                             5.500     07/01/2027 1    07/01/2007 A         246,648


                    41 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      50,000   NYS DA (German Masonic Home)                          5.950%    08/01/2026 1    08/01/2008 A    $     51,080
----------------------------------------------------------------------------------------------------------------------------
      115,000   NYS DA (German Masonic Home)                          6.000     08/01/2036      02/01/2007 A         118,756
----------------------------------------------------------------------------------------------------------------------------
      470,000   NYS DA (Grace Manor Health Care Facility)             6.150     07/01/2018      07/01/2007 A         480,312
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (Hamilton College)                             5.125     07/01/2016      07/01/2009 A          15,659
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (Health Center/BFCC/USBFCC
                Obligated Group)                                      5.000     11/15/2019      11/15/2011 A       1,050,880
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (Hebrew Hospital
                Home of Westchester)                                  5.625     08/01/2016      08/01/2007 A          61,075
----------------------------------------------------------------------------------------------------------------------------
    2,010,000   NYS DA (Highland Community Devel. Corp.)              5.500     07/01/2023      07/16/2008 C       2,010,181
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYS DA (Hospital for Special Surgery)                 5.000     02/01/2018      02/01/2008 A          76,705
----------------------------------------------------------------------------------------------------------------------------
      140,000   NYS DA (Hospital for Special Surgery)                 5.000     02/01/2028      02/01/2008 A         142,979
----------------------------------------------------------------------------------------------------------------------------
   17,315,000   NYS DA (Hospital)                                     6.450     08/15/2024      08/15/2012 A      19,470,025
----------------------------------------------------------------------------------------------------------------------------
    2,255,000   NYS DA (Hunts Point Multi-Service Center)             5.625     07/01/2022      01/01/2008 A       2,341,164
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (Ideal Senior Living Center Hsg.)              5.900     08/01/2026      02/01/2007 A         101,154
----------------------------------------------------------------------------------------------------------------------------
    1,220,000   NYS DA (Ideal Senior Living Center Hsg.)              5.900     08/01/2026      02/01/2007 A       1,234,311
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (Interfaith Medical Center)                    5.300     02/15/2019      02/15/2008 A          51,432
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Interfaith Medical Center)                    5.400     02/15/2028      02/15/2008 A          20,645
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (John T. Mather Memorial Hospital)             5.250     07/01/2015      07/01/2007 A          35,740
----------------------------------------------------------------------------------------------------------------------------
      130,000   NYS DA (John T. Mather Memorial Hospital)             5.375     07/01/2019      07/01/2008 A         132,753
----------------------------------------------------------------------------------------------------------------------------
    1,585,000   NYS DA (John T. Mather Memorial Hospital)             5.750     07/01/2025      07/01/2007 A       1,619,188
----------------------------------------------------------------------------------------------------------------------------
    4,910,000   NYS DA (Kaleida Health)                               5.050     02/15/2025      02/15/2014 A       5,168,561
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA ( L.I. Jewish Medical Center)                  5.000     07/01/2018      07/01/2008 A          51,157
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYS DA ( L.I. Jewish Medical Center)                  5.000     07/01/2025      07/01/2008 A         179,828
----------------------------------------------------------------------------------------------------------------------------
      965,000   NYS DA ( L.I. University)                             5.125     09/01/2010      09/01/2009 E       1,010,480
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS DA ( L.I. University)                             5.125     09/01/2010      09/01/2009 E          58,240
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYS DA (Lakeside Home)                                6.000     02/01/2037      02/01/2007 A         255,440
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Le Moyne College)                             5.000     07/01/2009      07/01/2007 A          10,011
----------------------------------------------------------------------------------------------------------------------------
      725,000   NYS DA (Le Moyne College)                             5.000     07/01/2018      07/01/2007 A         725,783
----------------------------------------------------------------------------------------------------------------------------
    1,100,000   NYS DA (Leake & Watts Services)                       5.000     07/01/2023      07/01/2014 A       1,160,863
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Lenox Hill Hospital
                Obligated Group)                                      5.750     07/01/2016      07/01/2012 A          10,626
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS DA (Lenox Hill Hospital
                Obligated Group)                                      5.750     07/01/2017      07/01/2012 A       2,120,660
----------------------------------------------------------------------------------------------------------------------------
      475,000   NYS DA (Long Beach Medical Center)                    5.550     08/01/2015      02/01/2007 A         484,723
----------------------------------------------------------------------------------------------------------------------------
      600,000   NYS DA (Long Beach Medical Center)                    5.625     08/01/2022      02/01/2007 A         609,732
----------------------------------------------------------------------------------------------------------------------------
    2,200,000   NYS DA (Maimonides Medical Center)                    5.750     08/01/2024      02/01/2007 A       2,247,586
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (March of Dimes)                               5.600     07/01/2012      07/01/2007 A          15,024
----------------------------------------------------------------------------------------------------------------------------
      615,000   NYS DA (Master BOCES Program)                         5.250     08/15/2023      08/15/2013 A         664,913
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYS DA (Menorah Campus)                               6.100     02/01/2037      02/01/2007 A         178,815
----------------------------------------------------------------------------------------------------------------------------
      445,000   NYS DA (Mental Health Services Facilities)            5.000     02/15/2023      08/15/2008 A         457,874
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS DA (Mental Health Services Facilities)            5.000     02/15/2025      02/15/2015 A       2,123,980


                    42 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     220,000   NYS DA (Mental Health Services Facilities)            5.000%    02/15/2029      02/15/2009 A    $    225,799
----------------------------------------------------------------------------------------------------------------------------
      535,000   NYS DA (Mental Health Services Facilities)            5.250     02/15/2018      02/15/2007 A         546,684
----------------------------------------------------------------------------------------------------------------------------
      225,000   NYS DA (Mental Health Services Facilities)            5.250     02/15/2023      02/15/2014 A         241,922
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Mental Health Services Facilities)            5.375     02/15/2026      02/15/2007 A          30,459
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Mental Health Services Facilities)            5.500     08/15/2017      02/15/2007 A          25,547
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA (Mental Health Services Facilities)            5.625     02/15/2021      02/15/2007 A          40,895
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS DA (Mental Health Services Facilities)            5.625     02/15/2021      02/15/2007 A          66,431
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYS DA (Mental Health Services Facilities)            5.750     08/15/2011      02/15/2007 E         460,008
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS DA (Mental Health Services Facilities)            5.750     08/15/2012      02/15/2007 A         122,677
----------------------------------------------------------------------------------------------------------------------------
       95,000   NYS DA (Mental Health Services Facilities)            5.750     02/15/2027      02/15/2007 A          97,142
----------------------------------------------------------------------------------------------------------------------------
      285,000   NYS DA (Mental Health)                                5.250     08/15/2024      08/15/2009 A         298,321
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Mental Health)                                5.750     08/15/2012      02/15/2007 A          20,446
----------------------------------------------------------------------------------------------------------------------------
      800,000   NYS DA (Millard Fillmore Hospital)                    5.375     02/01/2017      02/01/2007 A         824,968
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS DA (Millard Fillmore Hospital)                    5.375     02/01/2032      02/01/2007 A          72,185
----------------------------------------------------------------------------------------------------------------------------
    5,360,000   NYS DA (Miriam Osborn Memorial
                Home Assoc.)                                          6.875     07/01/2019 1    07/01/2010 A       5,933,145
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (Montefiore Medical Center)                    5.000     02/01/2022      02/01/2015 A       1,061,750
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYS DA (Montefiore Medical Center)                    5.000     08/01/2023      02/01/2015 A       5,312,250
----------------------------------------------------------------------------------------------------------------------------
    4,500,000   NYS DA (Montefiore Medical Center)                    5.000     02/01/2028      02/01/2015 A       4,755,645
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Montefiore Medical Center)                    5.250     08/01/2019      08/01/2010 A          31,330
----------------------------------------------------------------------------------------------------------------------------
      350,000   NYS DA (Montefiore Medical Center)                    5.500     08/01/2038      08/01/2009 A         367,791
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYS DA (Mount Sinai School of Medicine)               5.000     07/01/2015      07/01/2007 A          75,066
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS DA (Mount Sinai School of Medicine)               5.000     07/01/2016      07/01/2007 A          70,228
----------------------------------------------------------------------------------------------------------------------------
    1,025,000   NYS DA (Mount Sinai School of Medicine)               5.000     07/01/2021      07/01/2007 A       1,026,005
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA ( MSH/NYU Hospital
                Center/HJDOI Obligated Group)                         6.000     07/01/2013      07/01/2010 A          42,589
----------------------------------------------------------------------------------------------------------------------------
   11,540,000   NYS DA (MSH/NYU Hospital Center/HJDOI
                Obligated Group) 7                                    6.500     07/01/2015      07/01/2010        12,447,679
----------------------------------------------------------------------------------------------------------------------------
   11,330,000   NSY DA (MSH/NYU Hospital Center/HJDOI
                Obligated Group) 7                                    6.500     07/01/2016      07/01/2010        12,224,957
----------------------------------------------------------------------------------------------------------------------------
    1,750,000   NYS DA (Mt. Sinai/NYU Health)                         5.500     07/01/2026      07/01/2008 A       1,786,575
----------------------------------------------------------------------------------------------------------------------------
      295,000   NYS DA (Mt. Sinai/NYU Health)                         6.000     07/01/2010      07/01/2010           312,783
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYS DA (Mt. Sinai/NYU Health)                         6.100     07/01/2012      07/01/2010 A         213,996
----------------------------------------------------------------------------------------------------------------------------
    1,575,000   NYS DA (Mt. Sinai/NYU Health)                         6.500     07/01/2017      07/01/2010 A       1,728,500
----------------------------------------------------------------------------------------------------------------------------
    4,925,000   NYS DA (Mt. Sinai/NYU Health)                         6.500     07/01/2017      07/01/2010 A       5,308,214
----------------------------------------------------------------------------------------------------------------------------
      645,000   NYS DA (Mt. Sinai/NYU Health)                         6.750     07/01/2020      07/01/2010 A         699,612
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Municipal Health Facilities)                  5.000     01/15/2023      01/15/2009 A          25,836
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Municipal Health Facilities)                  5.500     05/15/2016      05/15/2007 A          20,427
----------------------------------------------------------------------------------------------------------------------------
      320,000   NYS DA (Municipal Health Facilities)                  5.500     05/15/2024      05/15/2007 A         326,864
----------------------------------------------------------------------------------------------------------------------------
    5,700,000   NYS DA (New York Medical College)                     4.750     07/01/2027      07/01/2008 A       5,809,668
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (New York Medical College)                     5.000     07/01/2021      07/01/2008 A         102,900


                    43 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      10,000   NYS DA (Niagara Lutheran Devel.)                      5.450%    08/01/2017      08/01/2007 A    $     10,302
----------------------------------------------------------------------------------------------------------------------------
    4,200,000   NYS DA (North General Hospital)                       5.750     02/15/2019      02/15/2013 A       4,628,106
----------------------------------------------------------------------------------------------------------------------------
    3,750,000   NYS DA (North General Hospital)                       5.750     02/15/2020      02/15/2013 A       4,132,238
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (North Shore University Hospital)              5.000     11/01/2023      11/01/2008 A          61,878
----------------------------------------------------------------------------------------------------------------------------
   19,000,000   NYS DA (North Shore University Hospital)              5.200     11/01/2017      11/01/2008 A      19,672,220
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA (Northeast Parent & Child)                     5.500     07/01/2018      07/01/2009 A          42,146
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (NY & Presbyterian Hospital)                   5.000     02/01/2019      02/01/2008 A          10,227
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (NY Downtown Hospital)                         5.300     02/15/2020      02/15/2008 A          30,862
----------------------------------------------------------------------------------------------------------------------------
    1,385,000   NYS DA (NY Hospital Medical Center)                   5.550     08/15/2029 1    08/15/2009 A       1,456,660
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (NY Methodist Hospital)                        5.250     07/01/2024      07/01/2014 A       1,058,750
----------------------------------------------------------------------------------------------------------------------------
    2,325,000   NYS DA (Nyack Hospital)                               6.250     07/01/2013      01/25/2007 B       2,375,406
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Our Lady of Consolation
                Geriatric Care Center)                                5.900     08/01/2020      02/01/2007 A          35,405
----------------------------------------------------------------------------------------------------------------------------
      270,000   NYS DA (Our Lady of Consolation
                Geriatric Care Center)                                6.050     08/01/2035      02/01/2007 A         273,140
----------------------------------------------------------------------------------------------------------------------------
    2,500,000   NYS DA (Ozanam Hall of Queens
                Nursing Home)                                         5.000     11/01/2021      11/01/2016 A       2,642,125
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS DA (Park Ridge Hsg.)                              6.375     08/01/2020 1    08/01/2010 A       2,148,200
----------------------------------------------------------------------------------------------------------------------------
    1,595,000   NYS DA (Park Ridge Hsg.)                              6.500     08/01/2025 1    08/01/2010 A       1,709,043
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (Pratt Institute)                              6.000     07/01/2024      07/01/2010 A         106,832
----------------------------------------------------------------------------------------------------------------------------
    3,680,000   NYS DA (Providence Rest)                              5.000     07/01/2021      07/01/2015 A       3,857,854
----------------------------------------------------------------------------------------------------------------------------
    1,250,000   NYS DA (Providence Rest)                              5.125     07/01/2030      07/01/2015 A       1,314,175
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS DA (Resurrection Rest Home
                Castleton on Hudson)                                  6.050     08/01/2035 1    02/01/2007 A         121,396
----------------------------------------------------------------------------------------------------------------------------
    8,730,000   NYS DA (Rochester General Hospital)                   5.000     12/01/2025      12/01/2015 A       9,215,039
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (Rochester Institute of Technology)            5.250     07/01/2025      07/01/2012 A          53,392
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Rockefeller University)                       5.000     07/01/2028      07/01/2008 A          20,510
----------------------------------------------------------------------------------------------------------------------------
    5,100,000   NYS DA (Ryan-Clinton Community
                Health Center)                                        6.100     07/01/2019 1    01/01/2010 A       5,469,852
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYS DA (School District Financing)                    5.750     10/01/2022 1    10/01/2012 A       5,523,950
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (SCSMC/SV/CHSLI
                Obligated Group)                                      5.750     07/01/2020      07/01/2010 A          15,788
----------------------------------------------------------------------------------------------------------------------------
   15,000,000   NYS DA (SCSMC/SV/CHSLI
                Obligated Group)                                      6.500     07/01/2020 1    07/01/2010 A      16,256,100
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Service Contract)                             5.250     07/01/2019      07/01/2007 A          25,532
----------------------------------------------------------------------------------------------------------------------------
   15,480,000   NYS DA (SFH/GSHMC/MMC/SCHRC
                Obligated Group)                                      5.000     07/01/2021      07/01/2014 A      16,068,240
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Skidmore College)                             5.000     07/01/2028      07/01/2008 A          35,893
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYS DA (Southside Hospital)                           5.000     02/15/2018      02/15/2008 A         205,008
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS DA (Special Act School Districts)                 5.625     07/01/2009      07/01/2007 A          65,644
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Special Act School Districts)                 5.700     07/01/2010      07/01/2007 A          30,302
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Special Act School Districts)                 5.750     07/01/2011      07/01/2007 A          10,103


                    44 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     320,000   NYS DA (Special Act School Districts)                 5.875%    07/01/2013      07/01/2007 A    $    323,469
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (Special Act School Districts)                 6.000     07/01/2016      07/01/2007 A          15,176
----------------------------------------------------------------------------------------------------------------------------
      460,000   NYS DA (Special Act School Districts)                 6.000     07/01/2019      07/01/2007 A         465,502
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (St. Barnabas Hospital)                        5.450     08/01/2035      08/01/2007 A         101,982
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYS DA (St. Charles Hospital and
                Rehabilitation Center)                                5.500     07/01/2022      07/01/2009 A          78,923
----------------------------------------------------------------------------------------------------------------------------
      345,000   NYS DA (St. Charles Hospital and
                Rehabilitation Center/Catholic Health
                Services of Long Island Obligated Group)              5.800     07/01/2015      07/01/2009 A         364,534
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (St. Clare's Hospital)                         5.300     02/15/2019      02/15/2008 A          30,950
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (St. Francis Hospital)                         5.500     07/01/2029      07/01/2009 A         105,083
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (St. John's Health Care Corp.)                 6.250     02/01/2036      02/01/2007 A          35,849
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (St. John's University)                        5.250     07/01/2018      07/01/2008 A          20,661
----------------------------------------------------------------------------------------------------------------------------
      970,000   NYS DA (St. John's University)                        5.250     07/01/2025      07/01/2008 A       1,000,419
----------------------------------------------------------------------------------------------------------------------------
    2,880,000   NYS DA (St. John's University)                        5.600     07/01/2016      07/01/2007 A       2,941,978
----------------------------------------------------------------------------------------------------------------------------
    5,040,000   NYS DA (St. Joseph's Hospital Health Center)          5.250     07/01/2018 1    07/01/2007 A       5,178,852
----------------------------------------------------------------------------------------------------------------------------
    2,005,000   NYS DA (St. Vincent DePaul Residence)                 5.300     07/01/2018 1    07/01/2009 A       2,079,706
----------------------------------------------------------------------------------------------------------------------------
       80,000   NYS DA (State University Athletic Facilities)         5.250     07/01/2018      07/01/2008 A          82,646
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (State University
                Educational Facilities)                               3.149 8   05/15/2007      05/15/2007            49,325
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   NYS DA (State University
                Educational Facilities)                               5.125     05/15/2021      05/01/2008 A       3,091,860
----------------------------------------------------------------------------------------------------------------------------
    3,660,000   NYS DA (State University
                Educational Facilities)                               5.125     05/15/2021      05/15/2008 A       3,792,309
----------------------------------------------------------------------------------------------------------------------------
      375,000   NYS DA (State University
                Educational Facilities)                               5.125     05/15/2021      05/15/2008 A         383,831
----------------------------------------------------------------------------------------------------------------------------
    9,700,000   NYS DA (State University
                Educational Facilities)                               5.375     05/15/2011      05/15/2008 A       9,999,439
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Staten Island University Hospital)            5.000     07/01/2017      07/01/2008 A          10,248
----------------------------------------------------------------------------------------------------------------------------
      345,000   NYS DA (Suffern Free Library Assoc.)                  5.000     07/01/2020      07/01/2008 A         358,272
----------------------------------------------------------------------------------------------------------------------------
    3,605,000   NYS DA (Teresian House)                               5.250     07/01/2017      07/01/2007 A       3,698,730
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS DA (The Highlands Living)                         6.600     02/01/2034      02/01/2007 A           5,037
----------------------------------------------------------------------------------------------------------------------------
    3,460,000   NYS DA (The Rosalind & Joseph Gurwin
                Jewish Geriatric Center of Long Island)               5.400     02/01/2015      02/01/2007 A       3,541,241
----------------------------------------------------------------------------------------------------------------------------
      170,000   NYS DA (The Rosalind & Joseph Gurwin
                Jewish Geriatric Center of Long Island)               5.700     02/01/2037      02/01/2007 A         173,682
----------------------------------------------------------------------------------------------------------------------------
    2,140,000   NYS DA (United Cerebral Palsy Assoc. of
                Nassau County)                                        5.500     07/01/2024      02/01/2007 A       2,186,010
----------------------------------------------------------------------------------------------------------------------------
    1,250,000   NYS DA (United Cerebral Palsy
                Assoc. of NYC)                                        5.750     07/01/2018 1    07/01/2012 A       1,386,463
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (United Health Services)                       5.500     08/01/2017      02/01/2010 A          20,358
----------------------------------------------------------------------------------------------------------------------------
      265,000   NYS DA (University of Rochester)                      5.000     07/01/2027      07/01/2008 A         271,760
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Upstate Community Colleges)                   5.000     07/01/2028      07/01/2009 A          20,608


                    45 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,905,000   NYS DA (Upstate Community Colleges)                   5.125%    07/01/2021      07/01/2014 A    $  2,024,367
----------------------------------------------------------------------------------------------------------------------------
    1,165,000   NYS DA (Upstate Community Colleges)                   5.125     07/01/2022      07/01/2014 A       1,235,681
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Upstate Community Colleges)                   5.875     07/01/2016 1    07/01/2007 A          36,087
----------------------------------------------------------------------------------------------------------------------------
      245,000   NYS DA (Vassar College)                               5.000     07/01/2025      07/01/2007 A         248,151
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (W.K. Nursing Home)                            6.050     02/01/2026      02/01/2007 A          35,725
----------------------------------------------------------------------------------------------------------------------------
    2,445,000   NYS DA (W.K. Nursing Home)                            6.125     02/01/2036      08/01/2007 A       2,493,533
----------------------------------------------------------------------------------------------------------------------------
      645,000   NYS DA (Wesley Gardens)                               6.125     08/01/2035      02/01/2007 A         658,971
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYS DA (Willow Towers)                                5.250     02/01/2022      08/01/2012 A         535,405
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (Wyckoff Heights Medical Center)               5.200     02/15/2014      02/15/2008 A       1,029,690
----------------------------------------------------------------------------------------------------------------------------
    1,020,000   NYS DA (Wyckoff Heights Medical Center)               5.300     08/15/2021      02/15/2008 A       1,053,456
----------------------------------------------------------------------------------------------------------------------------
  101,000,000   NYS DA (St. Lukes Roosevelt Hospital) 7               4.800     08/15/2025      08/15/2015       104,477,935
----------------------------------------------------------------------------------------------------------------------------
   11,365,000   NYS DA (State University
                Dormitory Facilities) 7                               4.125     07/01/2016      07/01/2015        11,585,611
----------------------------------------------------------------------------------------------------------------------------
    2,230,000   NYS DA Service Contract (CCFDP)                       5.375     04/01/2020      04/01/2012 A       2,372,274
----------------------------------------------------------------------------------------------------------------------------
    2,350,000   NYS DA Service Contract (CCFDP)                       5.375     04/01/2021      04/01/2012 A       2,498,779
----------------------------------------------------------------------------------------------------------------------------
      140,000   NYS DA, Series B                                      5.500     08/15/2017      02/15/2007 A         143,111
----------------------------------------------------------------------------------------------------------------------------
      275,000   NYS DA, Series B                                      5.625     02/15/2021      02/15/2007 A         281,160
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS EFC                                               5.600     09/15/2013      03/15/2007 A          15,024
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS EFC 2                                             5.650     02/15/2017      08/15/2007 A       1,032,800
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS EFC (Clean Water & Drinking
                Revolving Funds)                                      5.000     06/15/2019      06/15/2008 A          15,433
----------------------------------------------------------------------------------------------------------------------------
    3,195,000   NYS EFC (Clean Water & Drinking
                Revolving Funds)                                      5.000     06/15/2019      06/15/2008 A       3,289,540
----------------------------------------------------------------------------------------------------------------------------
      735,000   NYS EFC ( L.I. Water Corp.) 4                         5.250     08/01/2027      02/01/2007 A         735,691
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS EFC (NYC Municipal Water
                Finance Authority)                                    5.875     06/15/2014      06/15/2007 A          20,708
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS EFC (NYS Water Services)                          5.700     07/15/2012      07/15/2007 A          25,290
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS EFC (NYS Water Services)                          6.500     03/15/2007      03/15/2007           135,316
----------------------------------------------------------------------------------------------------------------------------
    2,015,000   NYS EFC (NYS Water Services)                          6.875     06/15/2010 1    06/15/2007 A       2,033,780
----------------------------------------------------------------------------------------------------------------------------
    1,705,000   NYS EFC (NYS Water Services)                          6.875     06/15/2014 1    06/15/2007 A       1,709,399
----------------------------------------------------------------------------------------------------------------------------
      640,000   NYS EFC (NYS Water Services)                          7.250     06/15/2010 1    06/15/2007 A         641,869
----------------------------------------------------------------------------------------------------------------------------
      930,000   NYS EFC (NYS Water Services)                          7.500     06/15/2012 1    06/15/2007 A         953,827
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS EFC (NYS Water Services)                          7.500     06/15/2012 1    06/15/2007 A          25,398
----------------------------------------------------------------------------------------------------------------------------
    1,425,000   NYS EFC (Personal Income Tax) 2                       5.250     01/01/2022      01/01/2013 A       1,531,063
----------------------------------------------------------------------------------------------------------------------------
    7,300,000   NYS EFC (Pilgrim State Sewage Treatment)              6.300     03/15/2016      03/15/2007 A       7,333,580
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYS EFC (Pollution Control)                           5.550     08/15/2014      08/15/2007 A         516,745
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYS EFC (Riverbank State Park)                        5.125     04/01/2022      04/01/2007 A          90,323
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS EFC (Riverbank State Park)                        5.500     04/01/2016      04/01/2007 A         122,938
----------------------------------------------------------------------------------------------------------------------------
      560,000   NYS EFC (Spring Valley Water Company)                 5.650     11/01/2023      05/01/2007 A         564,514
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS EFC (Spring Valley Water Company)                 6.300     08/01/2024      02/01/2007 A       2,009,200
----------------------------------------------------------------------------------------------------------------------------
    1,260,000   NYS EFC (State Water Revolving Fund)                  5.800     01/15/2014      07/15/2007 A       1,274,729
----------------------------------------------------------------------------------------------------------------------------
    4,250,000   NYS EFC (Waste Management) 2                          4.450     07/01/2017      07/01/2009 C       4,280,048


                    46 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  13,000,000   NYS ERDA (Brooklyn Union Gas Company)                 4.700%    02/01/2024      02/01/2016 A    $ 13,329,290
----------------------------------------------------------------------------------------------------------------------------
    9,950,000   NYS ERDA (Brooklyn Union Gas Company)                 5.500     01/01/2021      01/01/2008 A      10,064,226
----------------------------------------------------------------------------------------------------------------------------
  132,585,000   NYS ERDA (Con Ed)                                     4.700     06/01/2036      04/03/2007 A     132,642,012
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS ERDA (Corning Natural Gas)                        8.250     12/01/2018      06/01/2007 A          71,253
----------------------------------------------------------------------------------------------------------------------------
    1,005,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       1,006,206
----------------------------------------------------------------------------------------------------------------------------
    4,465,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       4,482,681
----------------------------------------------------------------------------------------------------------------------------
    4,230,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       4,230,381
----------------------------------------------------------------------------------------------------------------------------
    8,725,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       8,725,785
----------------------------------------------------------------------------------------------------------------------------
    2,130,000   NYS ERDA (NIMO), Series A                             5.150     11/01/2025      11/01/2008 A       2,220,717
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS GO                                                5.000     09/15/2017      09/15/2008 A           5,161
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS GO                                                5.250     11/15/2021      05/15/2007 A           5,068
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS GO                                                5.300     07/15/2015      07/15/2007 A           5,056
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS GO                                                5.300     07/15/2017      07/15/2007 A          10,114
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS GO                                                5.500     07/15/2024      07/15/2007 A          20,230
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS GO                                                6.600     12/01/2014      06/01/2007 A          40,484
----------------------------------------------------------------------------------------------------------------------------
    1,625,000   NYS HFA (Economic Devel. & Hsg.)                      5.250     03/15/2016      03/15/2013 A       1,769,641
----------------------------------------------------------------------------------------------------------------------------
      850,000   NYS HFA (Golden Age Apartments)                       5.000     02/15/2037      02/15/2016 A         866,490
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Hospital & Nursing Home)                     5.500     11/01/2012      05/01/2007 E           5,453
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS HFA (Hospital & Nursing Home)                     5.875     11/01/2010      05/01/2007 E          16,043
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Hospital & Nursing Home)                     5.900     11/01/2010      05/01/2007 E           5,380
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS HFA (Hospital & Nursing Home)                     6.000     11/01/2013      02/01/2008 A          11,265
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS HFA (Hospital & Nursing Home)                     6.000     11/01/2014      05/01/2007 E          40,112
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Hospital & Nursing Home)                     6.875     11/01/2009      05/01/2007 E           5,410
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS HFA (Loewn Devel. of Wappingers Falls)            5.250     08/15/2019      02/15/2009 A          25,636
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS HFA (Meadow Manor)                                7.750     11/01/2019 1    05/01/2007 A          70,201
----------------------------------------------------------------------------------------------------------------------------
      345,000   NYS HFA (Multifamily Hsg.)                            5.300     08/15/2022      08/15/2012 A         359,283
----------------------------------------------------------------------------------------------------------------------------
      525,000   NYS HFA (Multifamily Hsg.)                            5.850     08/15/2013 1    02/15/2007 A         533,437
----------------------------------------------------------------------------------------------------------------------------
       85,000   NYS HFA (Multifamily Hsg.)                            5.950     08/15/2024 1    02/15/2007 A          85,639
----------------------------------------------------------------------------------------------------------------------------
      185,000   NYS HFA (Multifamily Hsg.)                            6.000     08/15/2027 1    02/15/2008 A         192,074
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS HFA (Multifamily Hsg.)                            6.050     08/15/2032      02/15/2007 A          66,390
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS HFA (Multifamily Hsg.)                            6.100     08/15/2016 1    08/15/2008 A       1,019,380
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS HFA (Multifamily Hsg.)                            6.100     08/15/2028      02/15/2007 A          51,054
----------------------------------------------------------------------------------------------------------------------------
      465,000   NYS HFA (Multifamily Hsg.)                            6.100     11/15/2036      05/15/2007 A         479,573
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS HFA (Multifamily Hsg.)                            6.200     08/15/2012 1    02/15/2007 A          20,028
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2014 1    02/15/2007 A           5,008
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2014      02/15/2007 A          15,024
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2023 1    02/15/2007 A         254,955
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2023      02/15/2007 A          30,041
----------------------------------------------------------------------------------------------------------------------------
      330,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2025      02/15/2007 A         341,494
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2027 1    02/15/2007 A         137,850
----------------------------------------------------------------------------------------------------------------------------
      280,000   NYS HFA (Multifamily Hsg.)                            6.350     08/15/2023 1    02/15/2007 A         282,951


                    47 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     130,000   NYS HFA (Multifamily Hsg.)                            6.450%    08/15/2014 1    02/15/2007 A    $    132,986
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS HFA (Multifamily Hsg.)                            6.500     08/15/2024 1    02/15/2007 A         138,042
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Multifamily Hsg.)                            6.500     08/15/2024      02/15/2007 A           5,008
----------------------------------------------------------------------------------------------------------------------------
      455,000   NYS HFA (Multifamily Hsg.)                            6.625     08/15/2012      02/15/2007 A         455,655
----------------------------------------------------------------------------------------------------------------------------
    1,365,000   NYS HFA (Multifamily Hsg.)                            6.700     08/15/2025 1    02/15/2007 A       1,367,034
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYS HFA (Multifamily Hsg.)                            6.750     11/15/2036      05/15/2007 A         456,422
----------------------------------------------------------------------------------------------------------------------------
      230,000   NYS HFA (Multifamily Hsg.)                            6.850     11/01/2019 1    05/01/2007 A         235,840
----------------------------------------------------------------------------------------------------------------------------
      105,000   NYS HFA (Multifamily Hsg.)                            6.900     08/15/2007 1    02/15/2007 A         105,198
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS HFA (Multifamily Hsg.)                            6.950     08/15/2012 1    02/15/2007 A          30,456
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS HFA (Multifamily Hsg.)                            7.000     08/15/2012      02/15/2007 A         101,239
----------------------------------------------------------------------------------------------------------------------------
      130,000   NYS HFA (Multifamily Hsg.)                            7.000     08/15/2022      02/15/2007 A         131,611
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   NYS HFA (Multifamily Hsg.)                            7.050     08/15/2024 1    02/15/2007 A       1,365,323
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2007      05/01/2007 A          15,214
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2008      05/01/2007 A          30,467
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2009      05/01/2007 A           5,078
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2011      05/01/2007 A          50,779
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2012      05/01/2007 A          40,313
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2013      05/01/2007 A          25,389
----------------------------------------------------------------------------------------------------------------------------
        6,000   NYS HFA (Nonprofit Hsg.)                              6.600     11/01/2009      05/01/2007 A           6,140
----------------------------------------------------------------------------------------------------------------------------
        9,000   NYS HFA (Nonprofit Hsg.)                              6.875     11/01/2010      05/01/2007 A           9,230
----------------------------------------------------------------------------------------------------------------------------
      405,000   NYS HFA (Nonprofit Hsg.)                              8.400     11/01/2007      05/01/2007 A         411,152
----------------------------------------------------------------------------------------------------------------------------
      445,000   NYS HFA (Nonprofit Hsg.)                              8.400     11/01/2008      05/01/2007 A         451,760
----------------------------------------------------------------------------------------------------------------------------
    1,435,000   NYS HFA (NYC Health Facilities) 2                     6.000     05/01/2007      05/01/2007         1,445,662
----------------------------------------------------------------------------------------------------------------------------
    4,275,000   NYS HFA (NYC Health Facilities)                       6.000     05/01/2008      05/01/2007 A       4,346,564
----------------------------------------------------------------------------------------------------------------------------
    2,400,000   NYS HFA (Phillips Village)                            7.750     08/15/2017      02/15/2007 A       2,445,264
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS HFA (Service Contract)                            5.375     03/15/2023      03/15/2007 A          55,074
----------------------------------------------------------------------------------------------------------------------------
      190,000   NYS HFA (Service Contract)                            5.500     09/15/2018      03/15/2008 A         196,084
----------------------------------------------------------------------------------------------------------------------------
    1,860,000   NYS HFA (Service Contract)                            5.500     09/15/2022 1    03/15/2008 A       1,917,195
----------------------------------------------------------------------------------------------------------------------------
      560,000   NYS HFA (Service Contract)                            6.000     03/15/2026      03/15/2007 A         572,180
----------------------------------------------------------------------------------------------------------------------------
    1,910,000   NYS HFA (Simeon Dewitt)                               8.000     11/01/2018 1    05/01/2007 A       1,933,684
----------------------------------------------------------------------------------------------------------------------------
      400,000   NYS HFA (Tiffany Gardens)                             4.500     08/15/2015      03/01/2012 B         402,340
----------------------------------------------------------------------------------------------------------------------------
      275,000   NYS HFA (Wyndham Lawn
                Home for Children)                                    5.900     08/15/2017      02/15/2007 A         285,524
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYS HFA, Series A                                     5.800     11/01/2009      05/01/2007 A          90,994
----------------------------------------------------------------------------------------------------------------------------
      130,000   NYS HFA, Series A                                     5.875     11/01/2010      05/01/2007 A         132,805
----------------------------------------------------------------------------------------------------------------------------
   11,905,000   NYS HFA, Series A                                     6.100     11/01/2015 1    05/01/2007 A      12,164,053
----------------------------------------------------------------------------------------------------------------------------
    6,380,000   NYS HFA, Series A                                     6.125     11/01/2020 1    05/01/2007 A       6,519,850
----------------------------------------------------------------------------------------------------------------------------
    3,650,000   NYS HFA, Series C                                     5.500     09/15/2018      03/15/2008 A       3,765,121
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS LGAC                                              4.875     04/01/2020      04/01/2008 A          56,277
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS LGAC                                              5.000     04/01/2021      04/01/2008 A          35,905
----------------------------------------------------------------------------------------------------------------------------
       80,000   NYS LGAC                                              5.375     04/01/2016      04/01/2007 A          81,145


                    48 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     130,000   NYS LGAC                                              5.375%    04/01/2019      04/01/2007 A    $    131,876
----------------------------------------------------------------------------------------------------------------------------
   11,415,000   NYS LGAC                                              5.400     04/01/2015      04/01/2007 A      11,577,892
----------------------------------------------------------------------------------------------------------------------------
      240,000   NYS LGSC (SCSB) 3                                     6.375     12/15/2009      12/22/2008 B         247,423
----------------------------------------------------------------------------------------------------------------------------
      150,000   NYS Local Government Assistance Corp.                 5.375     04/01/2019      04/01/2007 A         152,165
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS Medcare (FHA Insured Mtg.)                        6.150     02/15/2035      02/15/2007 A          50,156
----------------------------------------------------------------------------------------------------------------------------
      635,000   NYS Medcare (Healthcare)                              6.350     11/01/2014 1    05/01/2007 A         641,579
----------------------------------------------------------------------------------------------------------------------------
      215,000   NYS Medcare (Hospital & Nursing Home)                 5.400     08/15/2033 1    02/15/2007 A         216,793
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS Medcare (Hospital & Nursing Home)                 6.100     08/15/2015      02/15/2007 A          10,217
----------------------------------------------------------------------------------------------------------------------------
      720,000   NYS Medcare (Hospital & Nursing Home)                 6.125     02/15/2015      02/15/2007 A         721,930
----------------------------------------------------------------------------------------------------------------------------
      870,000   NYS Medcare (Hospital & Nursing Home)                 6.200     08/15/2013      02/15/2007 A         871,523
----------------------------------------------------------------------------------------------------------------------------
       95,000   NYS Medcare (Hospital & Nursing Home)                 6.200     08/15/2022      02/15/2007 A          95,695
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS Medcare (Hospital & Nursing Home)                 6.200     08/15/2022      02/15/2007 A          15,032
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   NYS Medcare (Hospital & Nursing Home)                 6.300     08/15/2023      02/15/2007 A       1,202,304
----------------------------------------------------------------------------------------------------------------------------
      310,000   NYS Medcare (Hospital & Nursing Home)                 7.000     08/15/2032      02/15/2007 A         311,798
----------------------------------------------------------------------------------------------------------------------------
      210,000   NYS Medcare (Hospital & Nursing Home)                 7.400     11/01/2016 1    05/01/2007 A         210,554
----------------------------------------------------------------------------------------------------------------------------
      300,000   NYS Medcare (Hospital & Nursing Home)                 9.375     11/01/2016 1    05/01/2007 A         311,520
----------------------------------------------------------------------------------------------------------------------------
    1,595,000   NYS Medcare (Insured Mtg. Nursing)                    6.150     02/15/2025      02/15/2007 A       1,599,976
----------------------------------------------------------------------------------------------------------------------------
      150,000   NYS Medcare (M.G. Nursing Home)                       6.375     02/15/2035      08/15/2007 A         151,784
----------------------------------------------------------------------------------------------------------------------------
       85,000   NYS Medcare (Montefiore Medical Center)               5.700     02/15/2012      02/15/2007 A          85,199
----------------------------------------------------------------------------------------------------------------------------
    6,820,000   NYS Medcare (Montefiore Medical Center)               5.750     02/15/2015      02/15/2007 A       6,862,830
----------------------------------------------------------------------------------------------------------------------------
    8,140,000   NYS Medcare (Montefiore Medical Center)               5.750     02/15/2025 1    02/15/2007 A       8,150,582
----------------------------------------------------------------------------------------------------------------------------
      520,000   NYS Medcare (Montefiore Medical Center)               6.000     02/15/2035      02/15/2007 A         521,503
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS Medcare (St. Peter's Hospital)                    5.250     11/01/2007      05/01/2007 A          25,029
----------------------------------------------------------------------------------------------------------------------------
      275,000   NYS Medcare (St. Peter's Hospital)                    5.375     11/01/2020      05/01/2007 A         277,426
----------------------------------------------------------------------------------------------------------------------------
   10,710,000   NYS Municipal Bond Bank Agency
                (Special School Purpose)                              5.250     12/01/2019      06/01/2013 A      11,458,736
----------------------------------------------------------------------------------------------------------------------------
    2,930,000   NYS Municipal Bond Bank Agency
                (Special School Purpose)                              5.500     06/01/2015      06/01/2013 A       3,202,138
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS Power Authority                                   5.875     01/01/2010      07/01/2007 A           5,155
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS Thruway Authority                                 5.000     04/01/2017      04/01/2007 A          25,582
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS Thruway Authority                                 5.250     04/01/2012      04/01/2008 A          15,449
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS Thruway Authority                                 5.250     04/01/2015      04/01/2008 A          20,584
----------------------------------------------------------------------------------------------------------------------------
    1,230,000   NYS Thruway Authority                                 6.000     04/01/2012      04/01/2007 A       1,261,365
----------------------------------------------------------------------------------------------------------------------------
   27,310,000   NYS Thruway Authority 7                               4.000     01/01/2015      01/01/2015        27,768,808
----------------------------------------------------------------------------------------------------------------------------
    1,020,000   NYS Thruway Authority Service Contract
                (Highway & Bridge) 2                                  6.000     04/01/2011      04/01/2007 A       1,046,306
----------------------------------------------------------------------------------------------------------------------------
    1,330,000   NYS Thruway Authority Service Contract
                (Highway & Bridge) 2                                  6.000     04/01/2011      04/01/2007 A       1,364,301
----------------------------------------------------------------------------------------------------------------------------
    5,170,000   NYS Thruway Authority Service Contract
                (Highway & Bridge) 2                                  6.000     04/01/2012      04/01/2007 A       5,303,334
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS Thruway Authority, Series B                       5.250     04/01/2014      04/01/2008 A          56,607


                    49 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     400,000   NYS Thruway Authority, Series E                       5.000%    01/01/2025      01/01/2008 A    $    408,740
----------------------------------------------------------------------------------------------------------------------------
    3,550,000   NYS Thruway Authority, Series E                       5.000     01/01/2025      01/01/2008 A       3,627,568
----------------------------------------------------------------------------------------------------------------------------
      585,000   NYS Thruway Authority, Series E                       5.250     01/01/2015      01/01/2008 A         599,918
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2014      01/01/2008 A          20,656
----------------------------------------------------------------------------------------------------------------------------
      370,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2019      01/01/2008 A         380,223
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2020 1    01/01/2008 A         103,244
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2020      01/01/2008 A          51,325
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS UDC (Correctional Facilities)                     5.892 8   01/01/2007      01/01/2007            29,994
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   NYS UDC (Personal Income Tax)                         5.250     03/15/2034      03/15/2014 A      10,751,100
----------------------------------------------------------------------------------------------------------------------------
   76,865,000   NYS UDC (South Mall) CAB                              5.572 8   01/01/2011      05/27/2009 B      60,369,002
----------------------------------------------------------------------------------------------------------------------------
      565,000   NYS UDC (South Mall) CAB                              5.923 8   01/01/2011      05/27/2009 B         439,745
----------------------------------------------------------------------------------------------------------------------------
      620,000   NYS UDC (South Mall) CAB                              5.978 8   01/01/2011      05/27/2009 B         482,552
----------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYS UDC (Subordinated Lien)                           5.125     07/01/2020      07/01/2014 A       4,266,560
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS UDC (Subordinated Lien)                           5.125     07/01/2021      07/01/2014 A       1,065,310
----------------------------------------------------------------------------------------------------------------------------
    1,255,000   NYS UDC (Subordinated Lien)                           5.375     07/01/2022      07/01/2007 A       1,281,819
----------------------------------------------------------------------------------------------------------------------------
    4,725,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2016      07/01/2008 A       4,825,217
----------------------------------------------------------------------------------------------------------------------------
   15,350,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2016 1    07/01/2007 A      15,679,104
----------------------------------------------------------------------------------------------------------------------------
    6,495,000   NYS UDC (Subordinated Lien) 2                         5.500     07/01/2022 1    07/01/2007 A       6,632,434
----------------------------------------------------------------------------------------------------------------------------
    3,235,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2026      07/01/2007 A       3,328,847
----------------------------------------------------------------------------------------------------------------------------
    2,210,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2026      07/01/2007 A       2,257,184
----------------------------------------------------------------------------------------------------------------------------
    6,720,000   NYS UDC (Subordinated Lien)                           5.600     07/01/2026 1    07/01/2007 A       6,862,733
----------------------------------------------------------------------------------------------------------------------------
       70,000   Oneida County GO                                      5.400     03/15/2011      03/15/2007 A          70,258
----------------------------------------------------------------------------------------------------------------------------
      345,000   Oneida County IDA (Bonide Products)                   5.750     11/01/2007      11/01/2007           346,753
----------------------------------------------------------------------------------------------------------------------------
    2,285,000   Oneida County IDA (Faxton Hospital)                   6.625     01/01/2015 1    01/01/2010 A       2,480,665
----------------------------------------------------------------------------------------------------------------------------
      600,000   Oneida County IDA (Presbyterian Home)                 6.100     06/01/2020      06/01/2010 A         642,060
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Oneida County IDA (Presbyterian Home)                 6.250     06/01/2015      06/01/2010 A       1,075,270
----------------------------------------------------------------------------------------------------------------------------
       50,000   Oneida Healthcare Corp.
                (Oneida Health Systems)                               5.300     02/01/2021      02/01/2011 A          52,596
----------------------------------------------------------------------------------------------------------------------------
    3,895,000   Oneida Healthcare Corp.
                (Oneida Health Systems)                               5.500     02/01/2016 1    02/01/2011 A       4,136,334
----------------------------------------------------------------------------------------------------------------------------
      195,000   Onondaga County IDA (Coltec Industries)               7.250     06/01/2008 1    06/01/2007 A         197,367
----------------------------------------------------------------------------------------------------------------------------
      365,000   Onondaga County IDA (Coltec Industries)               9.875     10/01/2010      04/01/2007 A         369,964
----------------------------------------------------------------------------------------------------------------------------
    2,605,000   Onondaga County IDA (Le Moyne College)                5.000     12/01/2012      07/22/2010 D       2,704,589
----------------------------------------------------------------------------------------------------------------------------
      920,000   Onondaga County IDA (Le Moyne College)                5.500     03/01/2014      03/01/2009 A         953,847
----------------------------------------------------------------------------------------------------------------------------
   23,570,000   Onondaga County Res Rec                               5.000     05/01/2010      04/24/2009 B      23,564,108
----------------------------------------------------------------------------------------------------------------------------
       25,000   Ontario County GO                                     5.550     08/15/2009      02/15/2007 A          25,060
----------------------------------------------------------------------------------------------------------------------------
      210,000   Orange County IDA (Glen Arden)                        5.350     01/01/2007      01/01/2007           210,008
----------------------------------------------------------------------------------------------------------------------------
      230,000   Orange County IDA (Glen Arden)                        5.400     01/01/2008      01/01/2008           231,854
----------------------------------------------------------------------------------------------------------------------------
       40,000   Orange County IDA
                (Orange Mental Retardation Properties)                6.000     05/01/2008      05/01/2007 A          40,862
----------------------------------------------------------------------------------------------------------------------------
       60,000   Orange County IDA
                (Orange Mental Retardation Properties)                6.125     05/01/2016 1    05/01/2007 A          61,280


                    50 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,065,000   Orange County IDA
                (St. Luke's Cornwall Hospital
                Obligated Group)                                      6.000%    12/01/2016 1    12/01/2011 A    $  5,584,872
----------------------------------------------------------------------------------------------------------------------------
    1,920,000   Orange County IDA
                (St. Luke's Cornwall Hospital
                Obligated Group)                                      6.000     12/01/2016 1    12/01/2011 A       2,117,069
----------------------------------------------------------------------------------------------------------------------------
      250,000   Oswego County IDA
                (Seneca Hill Manor)                                   5.650     08/01/2037      08/01/2007 A         257,430
----------------------------------------------------------------------------------------------------------------------------
       25,000   Oswego GO                                             5.600     01/15/2011      07/15/2007 A          25,022
----------------------------------------------------------------------------------------------------------------------------
      575,000   Otsego County IDA
                (Mary Imogene Bassett Hospital)                       5.350     11/01/2020      11/01/2008 A         598,012
----------------------------------------------------------------------------------------------------------------------------
       35,000   Oyster Bay GO                                         5.000     12/01/2018      06/01/2007 A          35,448
----------------------------------------------------------------------------------------------------------------------------
       50,000   Philadelphia, NY GO                                   7.500     12/15/2009      12/15/2009            54,972
----------------------------------------------------------------------------------------------------------------------------
   21,985,000   Port Authority NY/NJ
                (Delta Air Lines) 3                                   6.950     06/01/2008      06/01/2007 A      22,152,086
----------------------------------------------------------------------------------------------------------------------------
   62,640,000   Port Authority NY/NJ
                (JFK International Air Terminal)                      5.750     12/01/2022 1    12/01/2007 A      64,970,834
----------------------------------------------------------------------------------------------------------------------------
   40,490,000   Port Authority NY/NJ
                (JFK International Air Terminal)                      5.750     12/01/2025      12/01/2007 A      41,213,961
----------------------------------------------------------------------------------------------------------------------------
   32,140,000   Port Authority NY/NJ
                (JFK International Air Terminal)                      5.900     12/01/2017 1    12/01/2007 A      33,382,211
----------------------------------------------------------------------------------------------------------------------------
   24,410,000   Port Authority NY/NJ (KIAC)                           6.750     10/01/2011      10/01/2008 A      24,849,868
----------------------------------------------------------------------------------------------------------------------------
   27,570,000   Port Authority NY/NJ (KIAC)                           6.750     10/01/2019 1    10/01/2008 A      28,030,695
----------------------------------------------------------------------------------------------------------------------------
    3,500,000   Port Authority NY/NJ (KIAC)                           7.000     10/01/2007      10/01/2007         3,539,795
----------------------------------------------------------------------------------------------------------------------------
   11,860,000   Port Authority NY/NJ, 139th Series 7                  4.625     10/01/2019      04/01/2015        12,254,819
----------------------------------------------------------------------------------------------------------------------------
   18,355,000   Port Authority NY/NJ (JFK International
                Air Terminal) 7                                       6.250     12/01/2014      06/01/2012        21,150,164
----------------------------------------------------------------------------------------------------------------------------
    3,455,000   Port Authority NY/NJ, 107th Series                    5.250     10/15/2012      04/15/2007 A       3,492,418
----------------------------------------------------------------------------------------------------------------------------
       70,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2013      04/15/2007 A          70,765
----------------------------------------------------------------------------------------------------------------------------
       40,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2014      04/15/2007 A          40,437
----------------------------------------------------------------------------------------------------------------------------
       10,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2016      04/15/2007 A          10,110
----------------------------------------------------------------------------------------------------------------------------
      140,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2016      04/15/2007 A         141,530
----------------------------------------------------------------------------------------------------------------------------
       50,000   Port Authority NY/NJ, 108th Series                    5.400     07/15/2010      07/15/2007 A          50,564
----------------------------------------------------------------------------------------------------------------------------
      120,000   Port Authority NY/NJ, 108th Series                    5.400     07/15/2012      07/15/2007 A         121,352
----------------------------------------------------------------------------------------------------------------------------
      275,000   Port Authority NY/NJ, 108th Series                    5.500     07/15/2013      07/15/2007 A         278,121
----------------------------------------------------------------------------------------------------------------------------
      110,000   Port Authority NY/NJ, 108th Series                    5.500     07/15/2014      07/15/2007 A         111,249
----------------------------------------------------------------------------------------------------------------------------
    8,150,000   Port Authority NY/NJ, 108th Series                    5.875     01/15/2017      07/15/2007 A       8,244,948
----------------------------------------------------------------------------------------------------------------------------
   15,055,000   Port Authority NY/NJ, 109th Series                    5.375     07/15/2022      07/15/2007 A      15,226,627
----------------------------------------------------------------------------------------------------------------------------
      505,000   Port Authority NY/NJ, 109th Series                    5.375     07/15/2027      07/15/2007 A         510,696
----------------------------------------------------------------------------------------------------------------------------
      175,000   Port Authority NY/NJ, 109th Series                    5.375     01/15/2032      07/15/2007 A         176,960
----------------------------------------------------------------------------------------------------------------------------
       50,000   Port Authority NY/NJ, 109th Series                    5.500     07/15/2017      07/15/2007 A          50,574
----------------------------------------------------------------------------------------------------------------------------
       20,000   Port Authority NY/NJ, 110th Series                    5.000     07/01/2015      07/01/2008 A          20,299
----------------------------------------------------------------------------------------------------------------------------
       70,000   Port Authority NY/NJ, 110th Series                    5.000     07/01/2015      07/01/2007 A          71,124


                    51 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      20,000   Port Authority NY/NJ, 110th Series                    5.125%    07/01/2012      07/01/2007 A    $     20,319
----------------------------------------------------------------------------------------------------------------------------
      100,000   Port Authority NY/NJ, 110th Series                    5.250     07/01/2013      07/01/2007 A         101,650
----------------------------------------------------------------------------------------------------------------------------
       85,000   Port Authority NY/NJ, 110th Series                    5.300     07/01/2016      07/01/2007 A          86,394
----------------------------------------------------------------------------------------------------------------------------
      150,000   Port Authority NY/NJ, 110th Series                    5.375     07/01/2017      07/01/2007 A         152,496
----------------------------------------------------------------------------------------------------------------------------
      245,000   Port Authority NY/NJ, 111th Series                    5.000     10/01/2022 1    10/01/2007 A         249,648
----------------------------------------------------------------------------------------------------------------------------
      135,000   Port Authority NY/NJ, 111th Series                    5.000     10/01/2027      10/01/2007 A         137,160
----------------------------------------------------------------------------------------------------------------------------
      100,000   Port Authority NY/NJ, 116th Series                    5.000     10/01/2013      04/02/2007 A         100,610
----------------------------------------------------------------------------------------------------------------------------
      135,000   Port Authority NY/NJ, 116th Series                    5.250     10/01/2014      04/02/2007 A         135,851
----------------------------------------------------------------------------------------------------------------------------
       55,000   Port Authority NY/NJ, 116th Series                    5.250     10/01/2015      04/02/2007 A          55,343
----------------------------------------------------------------------------------------------------------------------------
   11,000,000   Port Authority NY/NJ, 119th Series                    5.250     09/15/2012      03/15/2007 A      11,120,120
----------------------------------------------------------------------------------------------------------------------------
    7,250,000   Port Authority NY/NJ, 119th Series                    5.500     09/15/2016      03/15/2007 A       7,330,765
----------------------------------------------------------------------------------------------------------------------------
      245,000   Port Authority NY/NJ, 119th Series                    5.500     09/15/2017      03/15/2007 A         247,729
----------------------------------------------------------------------------------------------------------------------------
      745,000   Port Authority NY/NJ, 119th Series                    5.500     09/15/2019      03/15/2007 A         753,299
----------------------------------------------------------------------------------------------------------------------------
    2,025,000   Port Authority NY/NJ, 119th Series                    5.750     09/15/2011      03/15/2007 A       2,047,984
----------------------------------------------------------------------------------------------------------------------------
    7,740,000   Port Authority NY/NJ, 119th Series                    5.875     09/15/2015      03/15/2007 A       7,828,700
----------------------------------------------------------------------------------------------------------------------------
      150,000   Port Authority NY/NJ, 120th Series                    5.375     10/15/2016      10/15/2007 A         153,249
----------------------------------------------------------------------------------------------------------------------------
       10,000   Port Authority NY/NJ, 120th Series                    5.500     10/15/2017      10/15/2007 A          10,228
----------------------------------------------------------------------------------------------------------------------------
    7,000,000   Port Authority NY/NJ, 120th Series                    5.500     10/15/2035      10/15/2007 A       7,159,460
----------------------------------------------------------------------------------------------------------------------------
    6,230,000   Port Authority NY/NJ, 120th Series                    5.750     10/15/2011      10/15/2007 A       6,390,672
----------------------------------------------------------------------------------------------------------------------------
    7,000,000   Port Authority NY/NJ, 120th Series                    5.750     10/15/2026      10/15/2007 A       7,175,840
----------------------------------------------------------------------------------------------------------------------------
       40,000   Port Authority NY/NJ, 121st Series                    5.000     10/15/2021      10/15/2007 A          40,823
----------------------------------------------------------------------------------------------------------------------------
       25,000   Port Authority NY/NJ, 121st Series                    5.000     10/15/2022      10/15/2007 A          25,498
----------------------------------------------------------------------------------------------------------------------------
    1,125,000   Port Authority NY/NJ, 121st Series                    5.125     10/15/2030      10/15/2007 A       1,147,410
----------------------------------------------------------------------------------------------------------------------------
       75,000   Port Authority NY/NJ, 121st Series                    5.250     10/15/2025      10/15/2007 A          76,602
----------------------------------------------------------------------------------------------------------------------------
       30,000   Port Authority NY/NJ, 122nd Series                    5.000     07/15/2020      07/15/2010 A          30,627
----------------------------------------------------------------------------------------------------------------------------
       30,000   Port Authority NY/NJ, 122nd Series                    5.000     07/15/2031      07/15/2008 A          30,600
----------------------------------------------------------------------------------------------------------------------------
       35,000   Port Authority NY/NJ, 122nd Series                    5.000     07/15/2031      07/15/2008 A          35,679
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Port Authority NY/NJ, 122nd Series                    5.500     07/15/2011      07/15/2008 A       2,066,000
----------------------------------------------------------------------------------------------------------------------------
   13,620,000   Port Authority NY/NJ, 122nd Series                    5.500     07/15/2014      07/15/2008 A      14,069,460
----------------------------------------------------------------------------------------------------------------------------
   14,315,000   Port Authority NY/NJ, 122nd Series                    5.500     07/15/2015      07/15/2008 A      14,799,420
----------------------------------------------------------------------------------------------------------------------------
       30,000   Port Authority NY/NJ, 124th Series                    4.800     08/01/2018      08/02/2008 A          30,554
----------------------------------------------------------------------------------------------------------------------------
      950,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2019      08/01/2008 A         970,568
----------------------------------------------------------------------------------------------------------------------------
       20,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2021      08/01/2008 A          20,414
----------------------------------------------------------------------------------------------------------------------------
      300,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2024      08/01/2008 A         305,892
----------------------------------------------------------------------------------------------------------------------------
      295,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2031      08/01/2008 A         300,794
----------------------------------------------------------------------------------------------------------------------------
       15,000   Port Authority NY/NJ, 126th Series                    5.000     11/15/2024      05/15/2012 A          15,662
----------------------------------------------------------------------------------------------------------------------------
      230,000   Port Authority NY/NJ, 127th Series                    5.000     12/15/2022      06/15/2012 A         241,185
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Port Authority NY/NJ, 131st Series                    5.000     12/15/2020      06/15/2013 A       1,576,995
----------------------------------------------------------------------------------------------------------------------------
   13,745,000   Port Authority NY/NJ, 141st Series                    5.000     09/01/2021      09/01/2015 A      14,526,266
----------------------------------------------------------------------------------------------------------------------------
   14,110,000   Port Authority NY/NJ, 141st Series                    5.000     09/01/2022      09/01/2015 A      14,880,547
----------------------------------------------------------------------------------------------------------------------------
   16,455,000   Port Authority NY/NJ, 141st Series                    5.000     09/01/2025      09/01/2015 A      17,341,431


                    52 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   9,000,000   Port Authority NY/NJ, 143rd Series                    5.000%    10/01/2021      04/01/2016 A    $  9,568,170
----------------------------------------------------------------------------------------------------------------------------
       15,000   Port Authority NY/NJ, 170th Series                    5.250     10/15/2008      04/15/2007 A          15,162
----------------------------------------------------------------------------------------------------------------------------
       25,000   Port Chester IDA (Nadel Industries)                   7.000     02/01/2016      02/01/2008 E          25,608
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Poughkeepsie IDA (Eastman & Bixby
                Redevel. Corp.)                                       5.900     08/01/2020      08/01/2010 A       1,590,330
----------------------------------------------------------------------------------------------------------------------------
      480,000   Putnam County IDA (Brewster Plastics)                 7.375     12/01/2008      04/23/2008 B         483,686
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   Rensselaer County IDA (Franciscan Heights)            5.375     12/01/2025      12/01/2014 A       1,281,228
----------------------------------------------------------------------------------------------------------------------------
       40,000   Rensselaer County IDA
                (Rensselaer Polytechnical Institute)                  5.125     08/01/2029      08/01/2009 A          41,232
----------------------------------------------------------------------------------------------------------------------------
       50,000   Rensselaer County IDA
                (Rensselaer Polytechnical Institute)                  5.500     08/01/2022      08/01/2009 A          52,233
----------------------------------------------------------------------------------------------------------------------------
    3,155,000   Rensselaer County Tobacco
                Asset Securitization Corp.                            5.200     06/01/2025      12/04/2010 D       3,248,640
----------------------------------------------------------------------------------------------------------------------------
    1,490,000   Rensselaer County Tobacco
                Asset Securitization Corp.                            5.750     06/01/2043      06/01/2012 A       1,570,982
----------------------------------------------------------------------------------------------------------------------------
      115,000   Rensselaer Hsg. Authority (Renwyck)                   7.650     01/01/2011      07/01/2007 A         116,654
----------------------------------------------------------------------------------------------------------------------------
       60,000   Rensselaer Municipal Leasing Corp.
                (Rensselaer County Nursing Home)                      6.900     06/01/2024      06/01/2007 A          60,640
----------------------------------------------------------------------------------------------------------------------------
    1,455,000   Riverhead HDC (Riverpointe Apartments)                5.850     08/01/2010      04/09/2009 D       1,467,571
----------------------------------------------------------------------------------------------------------------------------
    5,500,000   Rochester Hsg. Authority
                (Crossroads Apartments)                               7.700     01/01/2017 1    12/01/2008 A       5,571,610
----------------------------------------------------------------------------------------------------------------------------
      250,000   Rochester Hsg. Authority
                (Stonewood Village)                                   5.900     09/01/2009      09/22/2008 B         241,580
----------------------------------------------------------------------------------------------------------------------------
   10,705,000   Rockland County Tobacco Asset
                Securitization Corp.                                  5.500     08/15/2025      08/15/2012 A      11,190,793
----------------------------------------------------------------------------------------------------------------------------
      190,000   Rockland Gardens Hsg. Corp.                          10.500     05/01/2011      05/01/2007 A         190,718
----------------------------------------------------------------------------------------------------------------------------
      250,000   Rome HDC (Park Drive Manor)                           7.000     01/01/2026 1    07/01/2007 A         250,413
----------------------------------------------------------------------------------------------------------------------------
       80,000   Rome HDC, Series A                                    6.250     01/01/2024      07/01/2008 A          83,506
----------------------------------------------------------------------------------------------------------------------------
       25,000   Roslyn Union Free School District                     5.300     01/15/2012      07/15/2007 A          25,157
----------------------------------------------------------------------------------------------------------------------------
      200,000   Roslyn Union Free School District                     5.375     01/15/2014      07/15/2007 A         201,280
----------------------------------------------------------------------------------------------------------------------------
      225,000   Roxbury CSD GO                                        6.400     06/15/2010      06/15/2007 A         227,390
----------------------------------------------------------------------------------------------------------------------------
      235,000   Roxbury CSD GO                                        6.400     06/15/2011      06/15/2007 A         237,477
----------------------------------------------------------------------------------------------------------------------------
   32,000,000   Sales Tax Asset Receivables Corp., Series A           5.250     10/15/2027      10/15/2014 A      34,776,640
----------------------------------------------------------------------------------------------------------------------------
      500,000   Saratoga County IDA (Saratoga
                Hospital/Saratoga Care/Benedict
                Community Health Center)                              5.000     12/01/2014      12/01/2014           523,510
----------------------------------------------------------------------------------------------------------------------------
    3,725,000   Saratoga County IDA (Saratoga
                Hospital/Saratoga Care/Benedict
                Community Health Center)                              5.750     12/01/2023      06/01/2007 A       3,730,588
----------------------------------------------------------------------------------------------------------------------------
    6,540,000   Saratoga County IDA (Saratoga
                Hospital/Saratoga Care/Benedict
                Community Health Center)                              5.750     12/01/2033      06/01/2007 A       6,549,810
----------------------------------------------------------------------------------------------------------------------------
       25,000   Scotia GO                                             6.100     01/15/2012      07/15/2007 A          25,288


                    53 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     850,000   SONYMA, Series 101                                    5.000%    10/01/2018      10/01/2011 A    $      869,601
------------------------------------------------------------------------------------------------------------------------------
   22,985,000   SONYMA, Series 106                                    5.250     04/01/2034      04/01/2012 A        23,711,556
------------------------------------------------------------------------------------------------------------------------------
    4,585,000   SONYMA, Series 109                                    4.800     10/01/2023      10/01/2013 A         4,660,056
------------------------------------------------------------------------------------------------------------------------------
   23,500,000   SONYMA, Series 137 4                                  4.700     10/01/2031      10/01/2015 A        23,624,080
------------------------------------------------------------------------------------------------------------------------------
       25,000   SONYMA, Series 27                                     5.250     04/01/2013      04/01/2010 A            25,769
------------------------------------------------------------------------------------------------------------------------------
    8,150,000   SONYMA, Series 29                                     5.400     10/01/2022 1    10/01/2010 A         8,409,659
------------------------------------------------------------------------------------------------------------------------------
   10,150,000   SONYMA, Series 29                                     5.450     10/01/2031      10/01/2010 A        10,451,760
------------------------------------------------------------------------------------------------------------------------------
      400,000   SONYMA, Series 31                                     5.200     10/01/2021      04/01/2011 A           410,052
------------------------------------------------------------------------------------------------------------------------------
      485,000   SONYMA, Series 31                                     5.300     10/01/2031      04/01/2011 A           496,950
------------------------------------------------------------------------------------------------------------------------------
       65,000   SONYMA, Series 63                                     5.600     10/01/2010      04/01/2009 A            66,485
------------------------------------------------------------------------------------------------------------------------------
      150,000   SONYMA, Series 66                                     5.600     10/01/2017      07/01/2007 A           154,094
------------------------------------------------------------------------------------------------------------------------------
      100,000   SONYMA, Series 67                                     5.600     10/01/2014 1    09/01/2009 A           102,239
------------------------------------------------------------------------------------------------------------------------------
       45,000   SONYMA, Series 67                                     5.600     10/01/2014      09/01/2007 A            45,995
------------------------------------------------------------------------------------------------------------------------------
    1,065,000   SONYMA, Series 67                                     5.700     10/01/2017 1    09/01/2007 A         1,088,600
------------------------------------------------------------------------------------------------------------------------------
      200,000   SONYMA, Series 67                                     5.800     10/01/2028 1    09/01/2009 A           203,002
------------------------------------------------------------------------------------------------------------------------------
       40,000   SONYMA, Series 67                                     5.800     10/01/2028      09/01/2009 A            40,600
------------------------------------------------------------------------------------------------------------------------------
    2,365,000   SONYMA, Series 70                                     5.375     10/01/2017 1    03/01/2008 A         2,400,522
------------------------------------------------------------------------------------------------------------------------------
      100,000   SONYMA, Series 70                                     5.375     10/01/2017      03/01/2008 A           102,447
------------------------------------------------------------------------------------------------------------------------------
       10,000   SONYMA, Series 71                                     4.900     04/01/2009      04/01/2009 A            10,207
------------------------------------------------------------------------------------------------------------------------------
    3,770,000   SONYMA, Series 71                                     5.400     04/01/2029      07/01/2008 A         3,830,886
------------------------------------------------------------------------------------------------------------------------------
      120,000   SONYMA, Series 73                                     5.300     10/01/2028      09/01/2008 A           122,486
------------------------------------------------------------------------------------------------------------------------------
      150,000   SONYMA, Series 73-A                                   5.250     10/01/2017      09/01/2008 A           153,359
------------------------------------------------------------------------------------------------------------------------------
      105,000   SONYMA, Series 73-B                                   5.450     10/01/2024 1    09/30/2011 A           105,768
------------------------------------------------------------------------------------------------------------------------------
       15,000   SONYMA, Series 77                                     5.600     04/01/2010      11/23/2009 A            15,366
------------------------------------------------------------------------------------------------------------------------------
      400,000   SONYMA, Series 77                                     5.700     04/01/2011      11/23/2009 A           414,156
------------------------------------------------------------------------------------------------------------------------------
       55,000   SONYMA, Series 79                                     5.300     04/01/2029      03/01/2009 A            56,120
------------------------------------------------------------------------------------------------------------------------------
    2,140,000   SONYMA, Series 80                                     5.100     10/01/2017 1    03/01/2009 A         2,203,430
------------------------------------------------------------------------------------------------------------------------------
    5,350,000   SONYMA, Series 82                                     5.550     10/01/2019 1    10/01/2009 A         5,497,714
------------------------------------------------------------------------------------------------------------------------------
   25,000,000   SONYMA, Series 83                                     5.450     04/01/2018 1    10/01/2009 A        25,859,250
------------------------------------------------------------------------------------------------------------------------------
       45,000   SONYMA, Series 83                                     5.550     10/01/2027      10/01/2009 A            46,252
------------------------------------------------------------------------------------------------------------------------------
      885,000   SONYMA, Series 88                                     5.500     04/01/2025      11/01/2009 A           891,788
------------------------------------------------------------------------------------------------------------------------------
      190,000   SONYMA, Series 89                                     5.650     04/01/2012      11/01/2009 A           194,600
------------------------------------------------------------------------------------------------------------------------------
      100,000   SONYMA, Series 91                                     5.300     10/01/2009      07/01/2007 A           102,592
------------------------------------------------------------------------------------------------------------------------------
      500,000   SONYMA, Series 93                                     5.550     04/01/2010      10/01/2009 A           507,895
------------------------------------------------------------------------------------------------------------------------------
    2,430,000   SONYMA, Series 93                                     5.600     10/01/2017      10/01/2009 A         2,447,618
------------------------------------------------------------------------------------------------------------------------------
      145,000   SONYMA, Series 93                                     5.650     10/01/2011      10/01/2009 A           147,878
------------------------------------------------------------------------------------------------------------------------------
    2,000,000   SONYMA, Series 95                                     5.500     10/01/2017 1    04/01/2010 A         2,087,300
------------------------------------------------------------------------------------------------------------------------------
    6,100,000   SONYMA, Series 97                                     5.400     10/01/2021 1    04/01/2011 A         6,306,912
------------------------------------------------------------------------------------------------------------------------------
      625,000   SONYMA, Series 98                                     5.050     10/01/2017      04/01/2011 A           646,650
------------------------------------------------------------------------------------------------------------------------------
      300,000   Spring Valley GO                                      5.000     05/01/2020      05/15/2015 A           318,891
------------------------------------------------------------------------------------------------------------------------------
      310,000   Spring Valley GO                                      5.000     05/01/2021      05/15/2015 A           325,720


                    54 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     325,000   Spring Valley GO                                      5.000%    05/01/2022      05/15/2015 A    $      340,782
------------------------------------------------------------------------------------------------------------------------------
      335,000   Spring Valley GO                                      5.000     05/01/2023      05/15/2015 A           350,551
------------------------------------------------------------------------------------------------------------------------------
      350,000   Spring Valley GO                                      5.000     05/01/2024      05/15/2015 A           365,999
------------------------------------------------------------------------------------------------------------------------------
      365,000   Spring Valley GO                                      5.000     05/01/2025      05/15/2015 A           381,425
------------------------------------------------------------------------------------------------------------------------------
       55,000   Springville HDC (Springbrook)                         5.950     01/01/2010      09/21/2008 D            55,837
------------------------------------------------------------------------------------------------------------------------------
      330,000   St. Lawrence County IDA (PACES)                       5.875     06/30/2007      06/30/2007             331,096
------------------------------------------------------------------------------------------------------------------------------
      790,000   Suffolk County IDA (ALIA-CCDRCA)                      7.000     06/01/2016      06/01/2011 A           848,468
------------------------------------------------------------------------------------------------------------------------------
      955,000   Suffolk County IDA (ALIA-FREE)                        7.000     06/01/2016      06/01/2011 A         1,025,680
------------------------------------------------------------------------------------------------------------------------------
      775,000   Suffolk County IDA (ALIA-IGHL)                        6.500     12/01/2013      04/07/2011 B           817,834
------------------------------------------------------------------------------------------------------------------------------
      450,000   Suffolk County IDA (ALIA-WORCA)                       7.000     06/01/2016      06/01/2011 A           483,305
------------------------------------------------------------------------------------------------------------------------------
      350,000   Suffolk County IDA (Catholic Charities)               6.000     10/01/2020      12/27/2014 D           357,445
------------------------------------------------------------------------------------------------------------------------------
      330,000   Suffolk County IDA (DDI)                              6.000     10/01/2020      12/27/2014 D           337,019
------------------------------------------------------------------------------------------------------------------------------
      330,000   Suffolk County IDA (DDI)                              6.000     10/01/2020      12/27/2014 D           337,019
------------------------------------------------------------------------------------------------------------------------------
      765,000   Suffolk County IDA (Dowling College)                  5.000     06/01/2018      06/01/2016 A           810,663
------------------------------------------------------------------------------------------------------------------------------
      180,000   Suffolk County IDA (Family Residences)                6.000     10/01/2015      04/12/2012 B           183,080
------------------------------------------------------------------------------------------------------------------------------
      490,000   Suffolk County IDA (Family Residences), Series A      6.375     12/01/2018      10/20/2013 B           527,299
------------------------------------------------------------------------------------------------------------------------------
    3,260,000   Suffolk County IDA (Family Residences), Series A      6.375     12/01/2018      08/03/2014 B         3,508,151
------------------------------------------------------------------------------------------------------------------------------
      595,000   Suffolk County IDA (Huntington First Aid Squad)       6.025     11/01/2008      11/15/2007 B           608,007
------------------------------------------------------------------------------------------------------------------------------
      760,000   Suffolk County IDA (Independent Group Home Living)    6.000     10/01/2020      12/27/2014 B           776,165
------------------------------------------------------------------------------------------------------------------------------
      645,000   Suffolk County IDA ( L.I. Network Community Services) 7.000     02/01/2014      02/01/2010 B           668,252
------------------------------------------------------------------------------------------------------------------------------
      290,000   Suffolk County IDA (Mattituck-Laurel Library)         6.000     09/01/2019 1    09/01/2010 A           315,694
------------------------------------------------------------------------------------------------------------------------------
      435,000   Suffolk County IDA (Nassau-Suffolk
                Services for Autism)                                  6.250     11/01/2016      10/14/2012 B           442,212
------------------------------------------------------------------------------------------------------------------------------
      155,000   Suffolk County IDA (Nassau-Suffolk
                Services for Autism)                                  6.250     11/01/2016      11/01/2007 A,B         155,279
------------------------------------------------------------------------------------------------------------------------------
      840,000   Suffolk County IDA (Nissequogue
                Cogeneration Partners)                                4.875     01/01/2008      01/01/2008             838,387
------------------------------------------------------------------------------------------------------------------------------
      985,000   Suffolk County IDA (Pederson-Krager Center)           6.375     11/01/2015      03/07/2012 B         1,008,325
------------------------------------------------------------------------------------------------------------------------------
      855,000   Suffolk County IDA (Pederson-Krager Center)           6.400     02/01/2015      06/23/2011 B           875,272
------------------------------------------------------------------------------------------------------------------------------
      265,000   Suffolk County IDA (Suffolk Hotels)                   6.000     10/01/2020      07/27/2014 B,D         270,637
------------------------------------------------------------------------------------------------------------------------------
      500,000   Suffolk County IDA (WORCA)                            6.000     10/01/2020      12/27/2014 B           510,635
------------------------------------------------------------------------------------------------------------------------------
      100,000   Suffolk County Water Authority                        5.750     06/01/2010      06/01/2007 E           105,656
------------------------------------------------------------------------------------------------------------------------------
       30,000   Sullivan County GO                                    5.100     03/15/2011      03/15/2007 A            30,036
------------------------------------------------------------------------------------------------------------------------------
       40,000   Sullivan County GO                                    5.125     03/15/2012      03/15/2007 A            40,049
------------------------------------------------------------------------------------------------------------------------------
    2,855,000   Sullivan County IDA (Center for Discovery)            5.625     06/01/2013      06/01/2013           2,899,395
------------------------------------------------------------------------------------------------------------------------------
    6,750,000   Sullivan County IDA (Center for Discovery)            6.375     02/01/2020      07/28/2014 D         6,889,793


                    55 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      30,000   Syracuse Hsg. Authority                               5.400%    09/01/2021      09/01/2015 A    $       32,229
------------------------------------------------------------------------------------------------------------------------------
      240,000   Syracuse IDA (Crouse Irving Companies)                5.250     01/01/2017      01/01/2010 A           246,398
------------------------------------------------------------------------------------------------------------------------------
      910,000   Syracuse IDA (Crouse Irving Health Hospital)          5.125     01/01/2009      07/06/2008 B           899,198
------------------------------------------------------------------------------------------------------------------------------
      690,000   Syracuse IDA (One Center Armory Garage)               6.750     12/01/2017      06/01/2007 A           697,307
------------------------------------------------------------------------------------------------------------------------------
      605,000   Syracuse SCHC (East Hill Village Apartments)          6.125     11/01/2010      03/12/2009 B           601,074
------------------------------------------------------------------------------------------------------------------------------
      260,000   Tobacco Settlement Financing Corp. (TASC)             5.000     06/01/2011      06/01/2007 A           260,289
------------------------------------------------------------------------------------------------------------------------------
    3,000,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2012      06/01/2007 A         3,003,900
------------------------------------------------------------------------------------------------------------------------------
   11,905,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2013      06/01/2008 A        12,157,386
------------------------------------------------------------------------------------------------------------------------------
    4,420,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2013      06/01/2008 A         4,520,422
------------------------------------------------------------------------------------------------------------------------------
    2,220,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2021      06/01/2013 A         2,381,572
------------------------------------------------------------------------------------------------------------------------------
      800,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2010      06/01/2007 A           801,208
------------------------------------------------------------------------------------------------------------------------------
   19,550,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2014      06/01/2009 A        20,336,888
------------------------------------------------------------------------------------------------------------------------------
    8,250,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2015      06/01/2010 A         8,751,600
------------------------------------------------------------------------------------------------------------------------------
   11,900,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2016      06/01/2008 A        12,556,761
------------------------------------------------------------------------------------------------------------------------------
    5,020,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2017      06/01/2011 A         5,363,167
------------------------------------------------------------------------------------------------------------------------------
   21,000,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2018      06/01/2012 A        22,685,670
------------------------------------------------------------------------------------------------------------------------------
   20,500,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2019      06/01/2013 A        22,365,090
------------------------------------------------------------------------------------------------------------------------------
   11,000,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2020      06/01/2013 A        11,987,800
------------------------------------------------------------------------------------------------------------------------------
   18,395,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2021      06/01/2013 A        20,024,981
------------------------------------------------------------------------------------------------------------------------------
   14,965,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2022      06/01/2013 A        16,273,390
------------------------------------------------------------------------------------------------------------------------------
      900,000   Tompkins County IDA (Kendall at Ithaca)               5.750     07/01/2018      07/01/2008 A           918,693
------------------------------------------------------------------------------------------------------------------------------
    2,000,000   Tompkins County IDA (Kendall at Ithaca)               6.000     07/01/2024      07/01/2008 A         2,051,540
------------------------------------------------------------------------------------------------------------------------------
       30,000   Tompkins Health Care Corp.
                (Reconstruction Home)                                 5.875     02/01/2033      02/01/2007 A            30,048
------------------------------------------------------------------------------------------------------------------------------
      270,000   Tompkins Health Care Corp.
                (Reconstruction Home)                                10.800     02/01/2028 1    02/01/2007 A           295,647
------------------------------------------------------------------------------------------------------------------------------
       40,000   Triborough Bridge & Tunnel Authority                  5.000     01/01/2024      07/01/2007 A            40,044
------------------------------------------------------------------------------------------------------------------------------
    1,310,000   Triborough Bridge & Tunnel Authority,
                Series A                                              5.000     01/01/2024      07/01/2007 E         1,311,428
------------------------------------------------------------------------------------------------------------------------------
      845,000   Triborough Bridge & Tunnel Authority,
                Series A                                              5.200     01/01/2020      07/01/2007 A           853,949
------------------------------------------------------------------------------------------------------------------------------
      275,000   TSASC, Inc. (TFABs)                                   4.250     07/15/2010      07/15/2010             280,481
------------------------------------------------------------------------------------------------------------------------------
  144,685,000   TSASC, Inc. (TFABs)                                   4.750     06/01/2022      04/09/2011 D       147,311,033
------------------------------------------------------------------------------------------------------------------------------
    7,500,000   TSASC, Inc. (TFABs)                                   5.000     06/01/2026      05/28/2016 D         7,689,525
------------------------------------------------------------------------------------------------------------------------------
   24,240,000   TSASC, Inc. (TFABs)                                   5.000     06/01/2034      06/01/2016 A        24,778,370
------------------------------------------------------------------------------------------------------------------------------
      430,000   TSASC, Inc. (TFABs)                                   5.250     07/15/2011      07/15/2011             458,840
------------------------------------------------------------------------------------------------------------------------------
      815,000   TSASC, Inc. (TFABs)                                   5.500     07/15/2013      07/15/2012 A           889,833
------------------------------------------------------------------------------------------------------------------------------
   23,930,000   TSASC, Inc. (TFABs)                                   5.500     07/15/2024      01/25/2012 D        25,815,923
------------------------------------------------------------------------------------------------------------------------------
      250,000   TSASC, Inc. (TFABs)                                   5.875     07/15/2015      07/15/2009 A           266,210
------------------------------------------------------------------------------------------------------------------------------
      275,000   TSASC, Inc. (TFABs)                                   5.900     07/15/2017      07/15/2009 A           292,996
------------------------------------------------------------------------------------------------------------------------------
   37,080,000   TSASC, Inc. (TFABs)                                   6.250     07/15/2027      07/15/2009 A        39,810,200
------------------------------------------------------------------------------------------------------------------------------
   65,080,000   TSASC, Inc. (TFABs)                                   6.375     07/15/2039 1    07/15/2009 A        70,059,271


                    56 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  73,440,000   TSASC, Inc. (TFABs) 7                                 4.750%    06/01/2022      04/09/2011      $   74,772,936
------------------------------------------------------------------------------------------------------------------------------
   50,000,000   TSASC, Inc. (TFABs) 7                                 5.000     06/01/2026      05/28/2016          51,263,500
------------------------------------------------------------------------------------------------------------------------------
       10,000   Ulster County GO                                      5.400     11/15/2015      05/15/2007 A            10,067
------------------------------------------------------------------------------------------------------------------------------
      100,000   Ulster County IDA (Benedictine Hospital)              6.250     06/01/2008      12/07/2007 B           101,992
------------------------------------------------------------------------------------------------------------------------------
      155,000   Ulster County Res Rec                                 5.000     03/01/2016      03/01/2016             162,448
------------------------------------------------------------------------------------------------------------------------------
      160,000   Ulster County Res Rec                                 5.000     03/01/2017      03/01/2016 A           166,950
------------------------------------------------------------------------------------------------------------------------------
      170,000   Ulster County Res Rec                                 5.000     03/01/2018      03/01/2016 A           176,773
------------------------------------------------------------------------------------------------------------------------------
      830,000   Ulster County Tobacco Asset
                Securitization Corp.                                  0.000 5   06/01/2040      06/01/2017 A           765,310
------------------------------------------------------------------------------------------------------------------------------
      360,000   Ulster County Tobacco Asset
                Securitization Corp.                                  6.000     06/01/2040      06/01/2012 A           384,588
------------------------------------------------------------------------------------------------------------------------------
       10,000   Ulster County Tobacco Asset
                Securitization Corp.                                  6.250     06/01/2025      06/01/2012 A            10,818
------------------------------------------------------------------------------------------------------------------------------
   10,795,000   Ulster County Tobacco Asset
                Securitization Corp.                                  6.750     06/01/2030 1    06/01/2011 A        11,871,909
------------------------------------------------------------------------------------------------------------------------------
       45,000   United Nations Devel. Corp., Series A                 5.250     07/01/2012      01/01/2008 A            45,656
------------------------------------------------------------------------------------------------------------------------------
    1,575,000   United Nations Devel. Corp., Series A                 5.250     07/01/2013      01/01/2008 A         1,597,948
------------------------------------------------------------------------------------------------------------------------------
    1,500,000   United Nations Devel. Corp., Series A                 5.250     07/01/2014      01/01/2008 A         1,521,855
------------------------------------------------------------------------------------------------------------------------------
    1,565,000   United Nations Devel. Corp., Series A                 5.250     07/01/2015      01/01/2008 A         1,587,802
------------------------------------------------------------------------------------------------------------------------------
    5,700,000   United Nations Devel. Corp., Series A                 5.250     07/01/2018      01/01/2008 A         5,774,613
------------------------------------------------------------------------------------------------------------------------------
    6,530,000   United Nations Devel. Corp., Series A                 5.250     07/01/2019      01/01/2008 A         6,615,478
------------------------------------------------------------------------------------------------------------------------------
    6,900,000   United Nations Devel. Corp., Series A                 5.250     07/01/2020      01/01/2008 A         6,990,321
------------------------------------------------------------------------------------------------------------------------------
    2,970,000   United Nations Devel. Corp., Series A                 5.250     07/01/2021      01/01/2008 A         3,008,877
------------------------------------------------------------------------------------------------------------------------------
    3,050,000   United Nations Devel. Corp., Series A                 5.250     07/01/2022      01/01/2008 A         3,089,925
------------------------------------------------------------------------------------------------------------------------------
    2,040,000   United Nations Devel. Corp., Series A                 5.250     07/01/2023      01/01/2008 A         2,066,704
------------------------------------------------------------------------------------------------------------------------------
    3,020,000   United Nations Devel. Corp., Series A                 5.250     07/01/2024      01/01/2008 A         3,059,532
------------------------------------------------------------------------------------------------------------------------------
      200,000   United Nations Devel. Corp., Series A                 5.250     07/01/2026      07/01/2008 A           202,578
------------------------------------------------------------------------------------------------------------------------------
      295,000   Utica GO                                              6.200     01/15/2014      01/15/2010 A           312,898
------------------------------------------------------------------------------------------------------------------------------
      320,000   Utica GO                                              6.250     01/15/2015      01/15/2010 A           342,371
------------------------------------------------------------------------------------------------------------------------------
       75,000   Utica IDA (Utica College Civic Facility)              5.300     08/01/2008      02/05/2008 B            75,353
------------------------------------------------------------------------------------------------------------------------------
    1,465,000   Utica IDA (Utica College Civic Facility)              6.375     12/01/2011      01/13/2010 B         1,508,745
------------------------------------------------------------------------------------------------------------------------------
      250,000   Utica SCHC (Multifamily), Series A                    5.550     12/01/2017      06/01/2007 A           258,648
------------------------------------------------------------------------------------------------------------------------------
       20,000   Utica SCHC (Steinhorst Apartments)                    6.500     04/15/2008      04/15/2007 A            20,111
------------------------------------------------------------------------------------------------------------------------------
      180,000   Valley Health Devel. Corp.                            6.750     05/20/2022      05/20/2010 A           203,445
------------------------------------------------------------------------------------------------------------------------------
       15,000   Victor GO                                             4.800     12/15/2017      06/15/2007 A            15,180
------------------------------------------------------------------------------------------------------------------------------
       50,000   Westchester County GO                                 5.375     12/15/2013      06/16/2007 A            50,578
------------------------------------------------------------------------------------------------------------------------------
       45,000   Westchester County Healthcare Corp.                   5.375     11/01/2020      11/10/2010 A            47,647
------------------------------------------------------------------------------------------------------------------------------
      150,000   Westchester County IDA
                (Beth Abraham Hospital)                               7.250     12/01/2009      12/02/2008 B           154,265
------------------------------------------------------------------------------------------------------------------------------
       50,000   Westchester County IDA (Children's Village)           5.100     03/15/2009      03/15/2009              51,397
------------------------------------------------------------------------------------------------------------------------------
      275,000   Westchester County IDA (Clearview School)             6.600     01/01/2014      11/27/2010 B           288,646


                    57 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,605,000   Westchester County IDA
                (Guiding Eyes for the Blind)                          4.500%    08/01/2012      03/16/2010 B    $    1,581,888
------------------------------------------------------------------------------------------------------------------------------
       50,000   Westchester County IDA (JDAM)                         6.500     04/01/2009 1    04/01/2008 A            50,283
------------------------------------------------------------------------------------------------------------------------------
    1,130,000   Westchester County IDA (JDAM)                         6.750     04/01/2016 1    07/01/2008 A         1,146,295
------------------------------------------------------------------------------------------------------------------------------
    2,200,000   Westchester County IDA
                (Rippowam-Cisqua School)                              5.750     06/01/2029      06/01/2011 A         2,275,658
------------------------------------------------------------------------------------------------------------------------------
    2,705,000   Westchester County IDA
                (Schnurmacher Center)                                 6.000     11/01/2011      01/03/2009 B         2,804,977
------------------------------------------------------------------------------------------------------------------------------
      130,000   Westchester County IDA
                (Westchester Airport Assoc.)                          5.850     08/01/2014      02/01/2007 A           131,989
------------------------------------------------------------------------------------------------------------------------------
      505,000   Westchester County IDA
                (Westchester Airport Assoc.)                          5.950     08/01/2024 1    02/01/2007 A           507,252
------------------------------------------------------------------------------------------------------------------------------
      250,000   Westchester County IDA
                (Westchester Resco Company)                           5.500     07/01/2009      07/01/2007 A           253,893
------------------------------------------------------------------------------------------------------------------------------
       30,000   Westchester County IDA (Winward School)               5.200     10/01/2021      10/01/2011 A            31,404
------------------------------------------------------------------------------------------------------------------------------
   18,000,000   Westchester County Tobacco Asset
                Securitization Corp.                                  0.000 5   07/15/2039 1    07/15/2017 E        19,896,660
------------------------------------------------------------------------------------------------------------------------------
   14,200,000   Westchester County Tobacco Asset
                Securitization Corp.                                  4.500     06/01/2021      02/03/2010 B        14,059,846
------------------------------------------------------------------------------------------------------------------------------
    8,500,000   Westchester County Tobacco Asset
                Securitization Corp.                                  5.000     06/01/2026      07/07/2014 D         8,690,230
------------------------------------------------------------------------------------------------------------------------------
      255,000   Yonkers IDA (Hudson Scenic Studio)                    5.875     11/01/2007      11/01/2007             256,137
------------------------------------------------------------------------------------------------------------------------------
      185,000   Yonkers IDA (Michael Malotz Skilled
                Nursing Pavilion)                                     5.450     02/01/2029      02/01/2009 A           191,821
------------------------------------------------------------------------------------------------------------------------------
       90,000   Yonkers IDA (Michael Malotz Skilled
                Nursing Pavilion)                                     5.650     02/01/2039      02/01/2009 A            93,699
------------------------------------------------------------------------------------------------------------------------------
    1,455,000   Yonkers IDA (Monastery Manor Associates)              5.000     04/01/2025      04/01/2015 A         1,519,908
------------------------------------------------------------------------------------------------------------------------------
       55,000   Yonkers IDA (Philipsburgh Hall Associates)            6.750     11/01/2008      05/18/2008 B            53,645
------------------------------------------------------------------------------------------------------------------------------
    2,310,000   Yonkers IDA (St. John's Riverside Hospital)           6.800     07/01/2016      07/01/2011 A,D       2,479,901
------------------------------------------------------------------------------------------------------------------------------
      400,000   Yonkers IDA (St. Joseph's Hospital),
                Series 98-B                                           5.900     03/01/2008      08/31/2007 B           400,756
                                                                                                                --------------
                                                                                                                 3,659,191,749
------------------------------------------------------------------------------------------------------------------------------
OTHER STATES--0.4%
   15,000,000   NJ Tobacco Settlement Financing
                Corp. (TASC)                                          5.750     06/01/2032      04/29/2011 D        15,937,050
------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--17.1%
    5,000,000   Guam Airport Authority, Series C                      5.375     10/01/2019      10/01/2013 A         5,345,150
------------------------------------------------------------------------------------------------------------------------------
    6,000,000   Guam Airport Authority, Series C                      5.375     10/01/2020      10/01/2013 A         6,410,160
------------------------------------------------------------------------------------------------------------------------------
      192,000   Guam EDA (TASC)                                       0.000 5   05/15/2014      05/15/2014             188,239
------------------------------------------------------------------------------------------------------------------------------
      320,000   Guam EDA (TASC)                                       5.000     05/15/2022      10/12/2007 D           323,930
------------------------------------------------------------------------------------------------------------------------------
    1,950,000   Guam EDA (TASC) 2                                     5.400     05/15/2031      08/06/2010 D         2,011,815
------------------------------------------------------------------------------------------------------------------------------
      215,000   Guam EDA (TASC)                                       5.500     05/15/2041      05/15/2011 A           222,875


                    58 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
      PRINCIPAL                                                                                  MATURITY*             VALUE
         AMOUNT                                                         COUPON     MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$        25,000   Guam Power Authority, Series A                         5.000%  10/01/2024     10/01/2009 A   $      25,947
----------------------------------------------------------------------------------------------------------------------------
        520,000   Guam Power Authority, Series A                         5.250   10/01/2013     04/01/2007 A         520,265
----------------------------------------------------------------------------------------------------------------------------
         45,000   Guam Power Authority, Series A                         5.250   10/01/2013     04/01/2007 A          45,056
----------------------------------------------------------------------------------------------------------------------------
        655,000   Guam Power Authority, Series A                         5.250   10/01/2023     04/01/2007 A         655,039
----------------------------------------------------------------------------------------------------------------------------
         40,000   Guam Power Authority, Series A                         5.250   10/01/2034     10/01/2009 A          41,819
----------------------------------------------------------------------------------------------------------------------------
        125,000   Northern Mariana Islands Ports Authority,
                  Series A                                               6.000   06/01/2014 1   06/01/2010 A         131,800
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Northern Mariana Islands Ports Authority,
                  Series A                                               6.750   10/01/2033     10/01/2013 A       2,241,540
----------------------------------------------------------------------------------------------------------------------------
      3,000,000   Northern Mariana Islands, Series A                     6.000   06/01/2020 1   06/01/2010 A       3,161,070
----------------------------------------------------------------------------------------------------------------------------
        220,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2015     07/01/2007 A         223,071
----------------------------------------------------------------------------------------------------------------------------
         60,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2015     07/01/2007 A          60,965
----------------------------------------------------------------------------------------------------------------------------
      1,040,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2019     07/01/2008 A       1,061,164
----------------------------------------------------------------------------------------------------------------------------
         90,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2019     07/01/2007 A          91,437
----------------------------------------------------------------------------------------------------------------------------
        120,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2019     07/01/2007 A         121,916
----------------------------------------------------------------------------------------------------------------------------
        375,000   Puerto Rico Children's Trust Fund (TASC)               4.100   05/15/2013     05/15/2013           373,009
----------------------------------------------------------------------------------------------------------------------------
        200,000   Puerto Rico Children's Trust Fund (TASC)               4.250   05/15/2014     05/15/2012 A         200,326
----------------------------------------------------------------------------------------------------------------------------
      2,500,000   Puerto Rico Children's Trust Fund (TASC) 2             5.000   05/15/2008     05/15/2008         2,528,225
----------------------------------------------------------------------------------------------------------------------------
    212,125,000   Puerto Rico Children's Trust Fund (TASC)               5.375   05/15/2033     05/15/2012 A,D   222,336,698
----------------------------------------------------------------------------------------------------------------------------
     52,245,000   Puerto Rico Children's Trust Fund (TASC)               5.500   05/15/2039     05/15/2012 A      54,751,193
----------------------------------------------------------------------------------------------------------------------------
     44,565,000   Puerto Rico Children's Trust Fund (TASC)               5.625   05/15/2043     05/15/2012 A      46,901,097
----------------------------------------------------------------------------------------------------------------------------
         20,000   Puerto Rico Children's Trust Fund (TASC)               5.750   07/01/2020     04/15/2009 D          20,818
----------------------------------------------------------------------------------------------------------------------------
      1,250,000   Puerto Rico Commonwealth GO                            4.875   07/01/2023     07/01/2008 A       1,279,813
----------------------------------------------------------------------------------------------------------------------------
      3,900,000   Puerto Rico Commonwealth GO                            5.000   07/01/2018     07/01/2008 A       4,010,760
----------------------------------------------------------------------------------------------------------------------------
      6,250,000   Puerto Rico Commonwealth GO                            5.000   07/01/2024     07/01/2014 A       6,534,250
----------------------------------------------------------------------------------------------------------------------------
      5,970,000   Puerto Rico Commonwealth GO                            5.000   07/01/2025     07/01/2023 A       6,233,695
----------------------------------------------------------------------------------------------------------------------------
         50,000   Puerto Rico Commonwealth GO                            5.000   07/01/2026     07/01/2022 A          50,956
----------------------------------------------------------------------------------------------------------------------------
         65,000   Puerto Rico Commonwealth GO                            5.000   07/01/2028     07/01/2013 A          66,214
----------------------------------------------------------------------------------------------------------------------------
      7,000,000   Puerto Rico Commonwealth GO                            5.250   01/01/2015     01/01/2015         7,522,410
----------------------------------------------------------------------------------------------------------------------------
      4,000,000   Puerto Rico Commonwealth GO                            5.250   07/01/2017     07/01/2013 A       4,263,880
----------------------------------------------------------------------------------------------------------------------------
      5,840,000   Puerto Rico Commonwealth GO                            5.250   07/01/2019     07/01/2013 A       6,237,295
----------------------------------------------------------------------------------------------------------------------------
      2,430,000   Puerto Rico Commonwealth GO                            5.250   07/01/2021     07/01/2014 A       2,616,284
----------------------------------------------------------------------------------------------------------------------------
      3,400,000   Puerto Rico Commonwealth GO                            5.250   07/01/2022     07/01/2014 A       3,653,810
----------------------------------------------------------------------------------------------------------------------------
      2,100,000   Puerto Rico Commonwealth GO                            5.250   07/01/2022     07/01/2016 A       2,279,067
----------------------------------------------------------------------------------------------------------------------------
      4,575,000   Puerto Rico Commonwealth GO                            5.250   07/01/2023     07/01/2014 A       4,910,439
----------------------------------------------------------------------------------------------------------------------------
     15,850,000   Puerto Rico Commonwealth GO                            5.250   07/01/2024     07/01/2013 A      16,858,377
----------------------------------------------------------------------------------------------------------------------------
      7,395,000   Puerto Rico Commonwealth GO                            5.250   07/01/2026     07/01/2016 A       7,995,400
----------------------------------------------------------------------------------------------------------------------------
      1,925,000   Puerto Rico Commonwealth GO                            5.250   07/01/2027 1   07/01/2011 A       2,037,959
----------------------------------------------------------------------------------------------------------------------------
      8,320,000   Puerto Rico Commonwealth GO                            5.250   07/01/2027     07/01/2016 A       8,981,939
----------------------------------------------------------------------------------------------------------------------------
      6,060,000   Puerto Rico Commonwealth GO                            5.375   07/01/2028     07/01/2011 A       6,385,119
----------------------------------------------------------------------------------------------------------------------------
        195,000   Puerto Rico Electric Power Authority                   5.000   07/01/2028     07/01/2008 A         200,866


                    59 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
      PRINCIPAL                                                                                  MATURITY*             VALUE
         AMOUNT                                                         COUPON     MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$       175,000   Puerto Rico Electric Power Authority,
                  Series AA                                              5.375%  07/01/2027     07/01/2007 A   $     179,013
----------------------------------------------------------------------------------------------------------------------------
         55,000   Puerto Rico Electric Power Authority,
                  Series DD                                              5.000   07/01/2028     07/01/2010 A          56,321
----------------------------------------------------------------------------------------------------------------------------
         15,000   Puerto Rico Electric Power Authority,
                  Series DD                                              5.000   07/01/2028     07/01/2008 A          15,451
----------------------------------------------------------------------------------------------------------------------------
         10,000   Puerto Rico Electric Power Authority,
                  Series EE                                              5.250   07/01/2014     07/01/2008 A          10,382
----------------------------------------------------------------------------------------------------------------------------
        250,000   Puerto Rico HFA (Single Family)                        5.000   12/01/2020     12/01/2013 A         264,283
----------------------------------------------------------------------------------------------------------------------------
        120,000   Puerto Rico HFC                                        5.100   12/01/2018     12/01/2010 A         121,264
----------------------------------------------------------------------------------------------------------------------------
      1,380,000   Puerto Rico HFC (Homeowner Mtg.)                       5.200   12/01/2032     12/01/2008 A       1,404,109
----------------------------------------------------------------------------------------------------------------------------
        280,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2016     07/01/2007 A         284,505
----------------------------------------------------------------------------------------------------------------------------
         60,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2022     07/01/2008 A          61,217
----------------------------------------------------------------------------------------------------------------------------
         30,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2028     07/01/2008 A          30,761
----------------------------------------------------------------------------------------------------------------------------
         35,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2028     07/01/2025 A          35,653
----------------------------------------------------------------------------------------------------------------------------
        230,000   Puerto Rico Highway & Transportation
                  Authority                                              5.750   07/01/2020     07/01/2013 A         254,727
----------------------------------------------------------------------------------------------------------------------------
      7,000,000   Puerto Rico Highway & Transportation
                  Authority, Series E                                    5.750   07/01/2024     07/01/2012 A       7,614,390
----------------------------------------------------------------------------------------------------------------------------
        355,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2021     07/01/2015 A         374,745
----------------------------------------------------------------------------------------------------------------------------
     11,000,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2022     07/01/2015 A      11,587,730
----------------------------------------------------------------------------------------------------------------------------
     12,275,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2023     07/01/2015 A      12,903,971
----------------------------------------------------------------------------------------------------------------------------
      1,760,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2024     07/01/2015 A       1,848,898
----------------------------------------------------------------------------------------------------------------------------
      4,545,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2025     07/01/2015 A       4,767,978
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2026     07/01/2015 A       2,095,220
----------------------------------------------------------------------------------------------------------------------------
      1,000,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2027     07/01/2015 A       1,046,880
----------------------------------------------------------------------------------------------------------------------------
     11,190,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2030     07/01/2015 A      11,706,530
----------------------------------------------------------------------------------------------------------------------------
      1,655,000   Puerto Rico IMEPCF
                  (American Home Products) 2                             5.100   12/01/2018     06/01/2007 A       1,681,596
----------------------------------------------------------------------------------------------------------------------------
      6,550,000   Puerto Rico IMEPCF (PepsiCo)                           6.250   11/15/2013     05/15/2007 A       6,741,129
----------------------------------------------------------------------------------------------------------------------------
      7,175,000   Puerto Rico IMEPCF (PepsiCo) 2                         6.250   11/15/2013     05/15/2007 A       7,258,804
----------------------------------------------------------------------------------------------------------------------------
         35,000   Puerto Rico Infrastructure                             5.500   10/01/2040     10/01/2010 E          37,563


                    60 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
      PRINCIPAL                                                                                  MATURITY*             VALUE
         AMOUNT                                                         COUPON     MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$        55,000   Puerto Rico ITEMECF
                  (Ana G. Mendez University)                             5.375%  02/01/2019     02/01/2011 A   $      56,253
----------------------------------------------------------------------------------------------------------------------------
     18,425,000   Puerto Rico ITEMECF
                  (Cogeneration Facilities)                              6.625   06/01/2026 1   06/01/2010 A      20,008,629
----------------------------------------------------------------------------------------------------------------------------
      1,500,000   Puerto Rico ITEMECF (Dr. Pila Hospital)                6.125   08/01/2025     02/01/2007 A       1,503,120
----------------------------------------------------------------------------------------------------------------------------
         70,000   Puerto Rico ITEMECF
                  (Hospital Auxilio Mutuo)                               5.500   07/01/2026     07/01/2007 A          71,645
----------------------------------------------------------------------------------------------------------------------------
        500,000   Puerto Rico ITEMECF
                  (Hospital Auxilio Mutuo)                               6.250   07/01/2016     07/01/2007 A         501,065
----------------------------------------------------------------------------------------------------------------------------
         75,000   Puerto Rico ITEMECF
                  (Hospital de la Concepcion)                            6.125   11/15/2025     11/15/2010 A          81,636
----------------------------------------------------------------------------------------------------------------------------
        750,000   Puerto Rico ITEMECF
                  (Hospital de la Concepcion)                            6.375   11/15/2015     11/15/2010 A         819,788
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico ITEMECF
                  (Hospital de la Concepcion)                            6.500   11/15/2020     11/15/2010 A       2,206,740
----------------------------------------------------------------------------------------------------------------------------
         25,000   Puerto Rico ITEMECF
                  (InterAmerican University)                             5.000   10/01/2022     10/01/2008 A          25,729
----------------------------------------------------------------------------------------------------------------------------
      1,800,000   Puerto Rico ITEMECF
                  (Mennonite General Hospital)                           6.500   07/01/2012     07/01/2008 A       1,814,310
----------------------------------------------------------------------------------------------------------------------------
        670,000   Puerto Rico ITEMECF
                  (Ryder Memorial Hospital)                              6.400   05/01/2009     05/01/2007 A         670,308
----------------------------------------------------------------------------------------------------------------------------
         25,000   Puerto Rico ITEMECF
                  (Teachers Retirement)                                  5.500   07/01/2021     07/01/2007 A          25,535
----------------------------------------------------------------------------------------------------------------------------
        100,000   Puerto Rico ITEMECF
                  (Teachers Retirement)                                  5.500   07/01/2021     07/01/2007 A         102,142
----------------------------------------------------------------------------------------------------------------------------
      2,150,000   Puerto Rico Municipal Finance
                  Agency, Series A 7                                     5.750   08/01/2013     02/01/2009         2,289,696
----------------------------------------------------------------------------------------------------------------------------
      2,500,000   Puerto Rico Municipal Finance
                  Agency, Series A                                       5.250   08/01/2023     08/01/2015 A       2,692,200
----------------------------------------------------------------------------------------------------------------------------
      5,000,000   Puerto Rico Municipal Finance
                  Agency, Series A                                       5.250   08/01/2024     08/01/2015 A       5,376,950
----------------------------------------------------------------------------------------------------------------------------
         25,000   Puerto Rico Municipal Finance
                  Agency, Series A                                       5.500   07/01/2017     07/01/2007 A          25,593
----------------------------------------------------------------------------------------------------------------------------
         40,000   Puerto Rico Port Authority, Series C                   7.300   07/01/2007 1   07/01/2007 A          40,500
----------------------------------------------------------------------------------------------------------------------------
        160,000   Puerto Rico Port Authority, Series D                   6.000   07/01/2021 1   07/01/2007 A         160,840
----------------------------------------------------------------------------------------------------------------------------
        475,000   Puerto Rico Port Authority, Series D                   7.000   07/01/2014 1   07/01/2007 A         478,852
----------------------------------------------------------------------------------------------------------------------------
     31,000,000   Puerto Rico Public Buildings Authority                 5.250   07/01/2029     07/01/2014 A      33,148,920
----------------------------------------------------------------------------------------------------------------------------
      2,750,000   Puerto Rico Public Buildings Authority                 5.250   07/01/2033     07/01/2014 A       2,933,315
----------------------------------------------------------------------------------------------------------------------------
     10,000,000   Puerto Rico Public Buildings Authority                 5.500   07/01/2022     07/01/2014 A      10,960,900
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico Public Buildings Authority                 5.500   07/01/2023     07/01/2014 A       2,192,180
----------------------------------------------------------------------------------------------------------------------------
      9,000,000   Puerto Rico Public Buildings Authority                 5.500   07/01/2024     07/01/2014 A       9,870,930
----------------------------------------------------------------------------------------------------------------------------
      2,065,000   Puerto Rico Public Buildings Authority,
                  Series D                                               5.125   07/01/2024     07/01/2012 A       2,159,577


                    61 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
      PRINCIPAL                                                                                   MATURITY*              VALUE
         AMOUNT                                                         COUPON      MATURITY    (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$       825,000   Puerto Rico Public Buildings Authority,
                  Series G                                               5.250%   07/01/2019     07/01/2012 A   $      873,419
------------------------------------------------------------------------------------------------------------------------------
      9,910,000   Puerto Rico Public Finance Corp.                       5.750    08/01/2027     02/01/2012 C       10,689,124
------------------------------------------------------------------------------------------------------------------------------
        255,000   Puerto Rico Public Finance Corp., Series E             5.500    08/01/2029     02/01/2012 A          270,756
------------------------------------------------------------------------------------------------------------------------------
        185,000   University of Puerto Rico                              5.500    06/01/2012 1   06/01/2007 A          185,211
------------------------------------------------------------------------------------------------------------------------------
        625,000   University of Puerto Rico, Series M                    5.250    06/01/2025     03/12/2007 A          631,744
------------------------------------------------------------------------------------------------------------------------------
         25,000   University of Puerto Rico, Series M                    5.500    06/01/2015     03/12/2007 A           25,282
------------------------------------------------------------------------------------------------------------------------------
        450,000   University of Puerto Rico, Series O                    5.375    06/01/2030     06/01/2007 A          450,284
------------------------------------------------------------------------------------------------------------------------------
      5,000,000   University of Puerto Rico, Series P                    5.000    06/01/2023     06/01/2016 A        5,294,450
------------------------------------------------------------------------------------------------------------------------------
      5,000,000   University of Puerto Rico, Series P                    5.000    06/01/2024     06/01/2016 A        5,290,500
------------------------------------------------------------------------------------------------------------------------------
      5,000,000   University of Puerto Rico, Series P                    5.000    06/01/2026     06/01/2016 A        5,274,600
------------------------------------------------------------------------------------------------------------------------------
         25,000   V.I. HFA, Series A                                     6.500    03/01/2025 1   03/01/2007 A           25,054
------------------------------------------------------------------------------------------------------------------------------
      1,000,000   V.I. Port Authority, Series A                          5.250    09/01/2018     09/01/2010 A        1,051,060
------------------------------------------------------------------------------------------------------------------------------
      2,650,000   V.I. Public Finance Authority (Hovensa) 2              5.875    07/01/2022     07/01/2014 A        2,910,866
------------------------------------------------------------------------------------------------------------------------------
      1,000,000   V.I. Public Finance Authority, Series A                5.250    10/01/2016     10/01/2014 A        1,073,410
------------------------------------------------------------------------------------------------------------------------------
      2,000,000   V.I. Public Finance Authority, Series A                5.250    10/01/2022     10/01/2014 A        2,127,440
------------------------------------------------------------------------------------------------------------------------------
      1,000,000   V.I. Public Finance Authority, Series A                5.250    10/01/2023     10/01/2014 A        1,063,720
------------------------------------------------------------------------------------------------------------------------------
     10,000,000   V.I. Public Finance Authority, Series A                5.500    10/01/2015     10/01/2008 A       10,318,700
------------------------------------------------------------------------------------------------------------------------------
        180,000   V.I. Public Finance Authority, Series A                5.500    10/01/2022     10/01/2008 A          186,419
------------------------------------------------------------------------------------------------------------------------------
        915,000   V.I. Public Finance Authority, Series A                5.625    10/01/2010     04/26/2009 B          939,824
------------------------------------------------------------------------------------------------------------------------------
        285,000   V.I. Public Finance Authority, Series A                5.625    10/01/2025     10/01/2010 A          294,850
------------------------------------------------------------------------------------------------------------------------------
     21,310,000   V.I. Public Finance Authority, Series A                6.125    10/01/2029 1   10/01/2010 A       23,314,206
------------------------------------------------------------------------------------------------------------------------------
     10,820,000   V.I. Public Finance Authority, Series A                6.375    10/01/2019 1   01/01/2010 A       11,833,942
------------------------------------------------------------------------------------------------------------------------------
     12,000,000   V.I. Public Finance Authority, Series A                6.500    10/01/2024 1   10/01/2010 A       13,260,600
------------------------------------------------------------------------------------------------------------------------------
      2,665,000   V.I. Public Finance Authority, Series E                5.875    10/01/2018     10/01/2008 A        2,775,651
------------------------------------------------------------------------------------------------------------------------------
        900,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           0.000 5  05/15/2008     05/15/2008            866,538
------------------------------------------------------------------------------------------------------------------------------
      1,015,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           0.000 5  05/15/2012     12/28/2009 B          987,534
------------------------------------------------------------------------------------------------------------------------------
         80,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           0.000 5  05/15/2014     05/15/2014             78,109
------------------------------------------------------------------------------------------------------------------------------
      1,575,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           5.000    05/15/2021     08/09/2010 D        1,601,145
------------------------------------------------------------------------------------------------------------------------------
      1,440,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           5.000    05/15/2031     05/15/2011 A,B      1,463,040
------------------------------------------------------------------------------------------------------------------------------
      1,470,000   V.I. Water & Power Authority                           5.375    07/01/2010     07/01/2008 A        1,503,151
                                                                                                                --------------

                                                                                                                   721,374,259
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $4,276,006,213)--104.5%                                                        4,396,503,058
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(4.5)                                                                      (188,370,708)
                                                                                                                --------------
NET ASSETS--100.0%                                                                                              $4,208,132,350
                                                                                                                ==============


                    62 | LIMITED TERM NEW YORK MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

D. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

E. Date of prefunded call, or maturity date if escrowed to maturity.

F. Date of planned principal payment.

1. Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.

2. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $23,753,087, which represents 0.56% of the Fund's net assets. See
Note 5 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

7. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

8. Zero coupon bond reflects effective yield on the date of purchase.

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS December 31, 2006
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACDS       Assoc. for Children with Down       EDA        Economic Devel. Authority
           Syndrome                            EFC        Environmental Facilities Corp.
ACLD       Adults and Children with Learning   ERDA       Energy Research and Devel. Authority
           and Developmental Disabilities      FHA        Federal Housing Agency/Authority
ALIA       Alliance of Long Island Agencies    FNHC       Ferncilff Nursing Home Company
BFCC       Brookdale Family Care Center        FREE       Family Residences and Essential
BID        Business Improvement District                  Enterprises
BOCES      Board of Cooperative Educational    GO         General Obligation
           Services                            GSHMC      Good Samaritan Hospital Medical
CAB        Capital Appreciation Bond                      Center
CCDRCA     Catholic Charities of the Diocese   HDC        Housing Devel. Corp.
           of Rockville Centre and Affiliates  HFA        Housing Finance Agency/Authority
CCFDP      Child Care Facilities Devel.        HFC        Housing Finance Corp.
           Program                             HJDOI      Hospital for Joint Diseases Orthopedic
CFGA       Child and Family Guidance Assoc.               Institute
CHSLI      Catholic Health Services of Long    HKSB       Helen Keller Services for the Blind
           Island                              IDA        Industrial Devel. Agency
CMA        Community Mainstreaming             IGHL       Independent Group Home for Living
           Associates, Inc.                    IMEPCF     Industrial, Medical and Environmental
COP        Certificates of Participation                  Pollution Control Facilities
CRR        Center for Rapid Recovery           ITEMECF    Industrial, Tourist, Educational,
CSD        Central School District                        Medical and Environmental Community Facilities
CSMR       Community Services for the          JDAM       Julia Dyckman Andrus Memorial
           Mentally Retarded                   JFK        John Fitzgerald Kennedy
Con Ed     Consolidated Edison Company         KR         Kateri Residence
DA         Dormitory Authority                 L.I.       Long Island
DDI        Developmental Disabilities          LGAC       Local Government Assistance Corp.
           Institute
DIAMONDS   Direct Investment of Accrued
           Municipals


                    63 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS Continued
--------------------------------------------------------------------------------

LGSC       Local Government Services Corp.         SCHC   Senior Citizen Housing Corp.
LILCO      Long Island Lighting Corp.              SCHRC  St. Charles Hospital
MMC        Mercy Medical Center                           and Rehabilitation Center
MMWNHC     Mary Manning Walsh Nursing Home         SCSB   Schuyler Community Services Board
           Company                                 SCSMC  St. Catherine of Sienna Medical Center
MSH/NYU    Mount Sinai Hospital/New York           SFH    St. Francis Hospital
           University                              SONYMA State of New York Mortgage Agency
MTA        Metropolitan Transportation Authority   SUNY   State University of New York
NIMO       Niagara Mohawk Power Corp.              SV     Sienna Village
NY/NJ      New York/New Jersey                     TASC   Tobacco Settlement Asset-Backed Bonds
NYC        New York City                           TFABs  Tobacco Flexible Amortization Bonds
NYS        New York State                          UDC    Urban Devel. Corp.
NYU        New York University                     USBFCC Urban Strategies Brookdale
PACES      Potsdam Auxiliary and College                  Family Care Center
           Educational Service                     V.I.   United States Virgin Islands
RIBS       Residual Interest Bonds                 WORCA  Working Organization for Retarded
RITES      Residual Interest Tax Exempt Security          Children and Adults
ROLs       Residual Option Longs                   YMCA   Young Men's Christian Assoc.
Res Rec    Resource Recovery Facility

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS December 31, 2006
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                MARKET VALUE    PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                          $ 1,240,085,542       28.2%
Hospital/Health Care                                     477,130,522       10.8
Marine/Aviation Facilities                               395,748,425        9.0
General Obligation                                       389,456,437        8.9
Electric Utilities                                       271,134,848        6.2
Special Assessment                                       209,450,687        4.8
Highways/Railways                                        188,532,298        4.3
Municipal Leases                                         188,044,179        4.3
Single Family Housing                                    133,827,242        3.0
Not-for-Profit Organization                              130,940,554        3.0
Airlines                                                 124,154,910        2.8
Higher Education                                         123,962,842        2.8
Sales Tax Revenue                                        117,298,723        2.7
Multifamily Housing                                      110,419,714        2.5
Resource Recovery                                         65,593,579        1.5
Education                                                 62,813,588        1.4
Water Utilities                                           60,059,252        1.4
Manufacturing, Non-Durable Goods                          24,554,440        0.6
Gas Utilities                                             23,464,769        0.5
Adult Living Facilities                                   23,051,847        0.5
Special Tax                                               12,282,163        0.3
Pollution Control                                          8,223,714        0.2
Manufacturing, Durable Goods                               6,671,080        0.1
Paper, Containers & Packaging                              5,551,579        0.1
Parking Fee Revenue                                        4,050,124        0.1
                                                     ---------------------------
Total                                                $ 4,396,503,058      100.0%
                                                     ===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    64 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------
Investments, at value (cost $4,276,006,213)--see accompanying
   statement of investments                                          $  4,396,503,058
--------------------------------------------------------------------------------------
Cash                                                                        1,307,615
--------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                   56,356,716
Investments sold                                                           24,193,011
Shares of beneficial interest sold                                          8,078,799
Other                                                                          67,536
                                                                     -----------------
Total assets                                                            4,486,506,735

--------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)            189,685,367
Payable on borrowings (See Note 6)                                         63,700,000
Investments purchased on a when-issued basis or forward commitment         13,441,251
Shares of beneficial interest redeemed                                      7,950,392
Distribution and service plan fees                                          2,626,803
Trustees' compensation                                                        522,889
Transfer and shareholder servicing agent fees                                 136,633
Interest expense                                                              135,805
Shareholder communications                                                     94,744
Other                                                                          80,501
                                                                     -----------------
Total liabilities                                                         278,374,385

--------------------------------------------------------------------------------------
NET ASSETS                                                           $  4,208,132,350
                                                                     =================

--------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------
Paid-in capital                                                      $  4,084,482,909
--------------------------------------------------------------------------------------
Accumulated net investment income                                           7,862,783
--------------------------------------------------------------------------------------
Accumulated net realized loss on investments                               (4,710,187)
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                120,496,845
                                                                     -----------------
NET ASSETS                                                           $  4,208,132,350
                                                                     =================


                    65 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,784,037,313 and
818,219,027 shares of beneficial interest outstanding)                                           $3.40
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)  $3.52
------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $318,451,727 and 93,724,506 shares
of beneficial interest outstanding)                                                              $3.40
------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,105,643,310 and 326,106,847 shares
of beneficial interest outstanding)                                                              $3.39

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    66 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Interest                                                                            $   211,339,481
----------------------------------------------------------------------------------------------------
Other income                                                                                  1,618
                                                                                     ---------------
Total Investment Income                                                                 211,341,099

----------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------
Management fees                                                                          16,641,635
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                   6,670,698
Class B                                                                                   3,468,296
Class C                                                                                  11,276,609
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                     787,599
Class B                                                                                     216,323
Class C                                                                                     462,819
----------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                     122,292
Class B                                                                                      50,932
Class C                                                                                      45,567
----------------------------------------------------------------------------------------------------
Interest expense and fees from short-term floating rate notes issued(See Note 1)          7,312,208
----------------------------------------------------------------------------------------------------
Interest expense                                                                          2,663,387
----------------------------------------------------------------------------------------------------
Accounting service fees                                                                   1,254,256
----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      229,772
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  24,185
----------------------------------------------------------------------------------------------------
Administration service fees                                                                   1,500
----------------------------------------------------------------------------------------------------
Other                                                                                       486,147
                                                                                    ----------------
Total expenses                                                                           51,714,225
Less reduction to custodian expenses                                                         (3,818)
                                                                                    ----------------
Net expenses                                                                             51,710,407

----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   159,630,692

----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          3,814,943
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                     43,852,868

----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   207,298,503
                                                                                    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    67 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                    2006                2005
-----------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                           $   159,630,692     $   148,194,862
-----------------------------------------------------------------------------------------------------
Net realized gain                                                     3,814,943          23,392,878 1
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                43,852,868           8,469,735 1
                                                                -------------------------------------
Net increase in net assets resulting from operations                207,298,503         180,057,475

-----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (107,345,837)        (97,113,843)
Class B                                                             (11,134,838)        (13,300,725)
Class C                                                             (36,565,214)        (36,618,215)
                                                                -------------------------------------
                                                                   (155,045,889)       (147,032,783)

-----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                             160,158,935         414,607,965
Class B                                                             (64,819,345)        (42,265,134)
Class C                                                             (48,015,573)         90,369,591
                                                                -------------------------------------
                                                                     47,324,017         462,712,422

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Total increase                                                       99,576,631         495,737,114
-----------------------------------------------------------------------------------------------------
Beginning of period                                               4,108,555,719       3,612,818,605
                                                                -------------------------------------
End of period (including accumulated net investment
income of $7,862,783 and $3,277,980, respectively)              $ 4,208,132,350     $ 4,108,555,719
                                                                =====================================

1. Amounts include immaterial adjustments, see Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    68 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          $   207,298,503
----------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                                    (1,063,467,787)
Proceeds from disposition of investment securities                                      954,492,604
Short-term investment securities, net                                                    33,936,942
Premium amortization                                                                     21,057,977
Discount accretion                                                                       (6,192,879)
Net realized gain on investments                                                         (3,814,943)
Net change in unrealized appreciation on investments                                    (43,852,868)
Decrease in interest receivable                                                           4,095,007
Increase in receivable for securities sold                                               (4,743,590)
Increase in other assets                                                                    (27,639)
Decrease in payable for securities purchased                                             (5,187,226)
Decrease in payable for accrued expenses                                                   (331,617)
                                                                                    ----------------
Net cash used in operating activities                                                    93,262,484

----------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                            792,500,000
Payments on bank borrowing                                                             (900,300,000)
Proceeds from short-term floating rate notes issued                                     120,975,367
Proceeds from shares sold                                                               777,731,810
Payment on shares redeemed                                                             (838,583,927)
Cash distributions paid                                                                 (45,735,821)
                                                                                    ----------------
Net cash provided by financing activities                                               (93,412,571)
----------------------------------------------------------------------------------------------------
Net decrease in cash                                                                       (150,087)
----------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                   1,457,702
                                                                                    ----------------
Cash, ending balance                                                                $     1,307,615
                                                                                    ================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $109,314,212.
Cash paid for interest on bank borrowings--$2,942,433.
Cash paid for interest on short-term notes issued--$7,312,208.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    69 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED DECEMBER 31,               2006            2005              2004              2003                2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $      3.36     $      3.33       $      3.32       $      3.31         $      3.27
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .14 1           .14 1             .14 1             .14                 .15
Net realized and unrealized gain                   .03             .03               .01               .01                 .05
                                           -----------------------------------------------------------------------------------------
Total from investment operations                   .17             .17               .15               .15                 .20
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income              (.13)           (.14)             (.14)             (.14)               (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $      3.40     $      3.36       $      3.33       $      3.32         $      3.31
                                           =========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                5.30%           5.13%             4.77%             4.80%               6.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $ 2,784,037     $ 2,589,629       $ 2,155,310       $ 1,944,385         $ 1,868,271
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $ 2,696,464     $ 2,380,822       $ 2,029,517       $ 1,894,331         $ 1,472,317
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                             4.10%           4.12%             4.30%             4.51%               4.65%
Expenses excluding interest and fees on
short-term floating rate notes issued             0.79%           0.79%             0.77%             0.76%               0.74%
Interest and fees on short-term
floating rate notes issued 7                      0.18%           0.03% 8           0.01% 8           0.00% 8             0.00% 8
                                           -----------------------------------------------------------------------------------------
Total expenses                                    0.97% 4         0.82% 4,8         0.78% 4,8         0.76% 4,5,8         0.74 4,6,8
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             23%             19% 9             16% 9             28% 9               21% 9

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Interest expense was less than 0.01%.

7. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

8. Amounts have been adjusted to reflect the inclusion of interest expense and fees related to the Fund's investment in certain inverse floating rate securities. These adjustments are not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

9. Portfolio turnover has been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings. This adjustment is not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    70 | LIMITED TERM NEW YORK MUNICIPAL FUND

CLASS B     YEAR ENDED DECEMBER 31,              2006         2005           2004            2003             2002
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   3.36     $   3.32       $   3.32        $   3.31         $   3.27
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .11 1        .11 1          .12 1           .12              .13
Net realized and unrealized gain                  .04          .04             --             .01              .05
                                             ----------------------------------------------------------------------------
Total from investment operations                  .15          .15            .12             .13              .18
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income             (.11)        (.11)          (.12)           (.12)            (.14)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $   3.40     $   3.36       $   3.32        $   3.32         $   3.31
                                             ============================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               4.48%        4.62%          3.65%           3.99%            5.53%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $318,452     $379,045       $417,473        $444,537         $383,690
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $346,849     $398,461       $427,486        $429,564         $261,858
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                            3.31%        3.34%          3.52%           3.72%            3.85%
Expenses excluding interest
and fees on short-term
floating rate notes issued                       1.59%        1.58%          1.55%           1.55%            1.51%
Interest and fees on short-term
floating rate notes issued 7                     0.18%        0.03% 8        0.01% 8         0.00% 8          0.00% 8
                                             ----------------------------------------------------------------------------
Total expenses                                   1.77% 4      1.61% 4,8      1.56% 4,5,8     1.51% 4,5,8      1.55% 4,6,8
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            23%          19% 9          16% 9           28% 9            21% 9

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Interest expense was less than 0.01%.

7. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

8. Amounts have been adjusted to reflect the inclusion of interest expense and fees related to the Fund's investment in certain inverse floating rate securities. These adjustments are not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

9. Portfolio turnover has been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings. This adjustment is not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    71 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED DECEMBER 31,                2006           2005             2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     3.35     $     3.32       $     3.31       $     3.30         $   3.26
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .11 1          .11 1            .12 1            .12              .13
Net realized and unrealized gain                    .04            .03              .01              .01              .05
                                             -----------------------------------------------------------------------------------
Total from investment operations                    .15            .14              .13              .13              .18
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment income               (.11)          (.11)            (.12)            (.12)            (.14)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     3.39     $     3.35       $     3.32       $     3.31         $   3.30
                                             ===================================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                 4.52%          4.35%            4.00%            4.02%            5.54%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $1,105,643     $1,139,882       $1,040,035       $1,006,103         $894,469
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $1,127,896     $1,095,066       $1,009,112       $  977,323         $574,124
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                              3.34%          3.36%            3.55%            3.74%            3.82%
Expenses excluding interest and fees on
short-term floating rate notes issued              1.56%          1.56%            1.52%            1.52%            1.51%
Interest and fees on short-term
floating rate notes issued 7                       0.18%          0.03% 8          0.01% 8          0.00% 8          0.00% 8
                                             -----------------------------------------------------------------------------------
Total expenses                                     1.74% 4        1.59% 4,8        1.53% 4,8        1.52% 4,5,8      1.51% 4,6,8
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              23%            19% 9            16% 9            28% 9            21% 9

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Interest expense was less than 0.01%.

7. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

8. Amounts have been adjusted to reflect the inclusion of interest expense and fees related to the Fund's investment in certain inverse floating rate securities. These adjustments are not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

9. Portfolio turnover has been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings. This adjustment is not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    72 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Limited Term New York Municipal Fund (the Fund) is a separate series of Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and


                    73 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $13,441,251 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 5% of its total assets in inverse floaters. Inverse floaters amount to $190,767,386 as of December 31, 2006, which represents 4.25% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the


                    74 | LIMITED TERM NEW YORK MUNICIPAL FUND short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At December 31, 2006 municipal bond holdings with a value of $379,609,759 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $189,685,367 in short-term floating rate notes issued and outstanding at that date.

At December 31, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                              COUPON   MATURITY         VALUE AS OF
AMOUNT          INVERSE FLOATER 1                      RATE 2       DATE   DECEMBER 31, 2006
---------------------------------------------------------------------------------------------
$   7,250,000   NYC GO RITES                            3.210%    6/1/23   $       8,933,305
    8,755,000   NYC HDC RITES                           4.500     7/1/25           9,935,349
    5,665,000   NYS DA (MSH/NYU Hospital
                Center/HJDOI Obligated Group) RITES     7.269     7/1/16           6,559,957
    5,770,000   NYS DA (MSH/NYU Hospital Center/
                HJDOI Obligated Group) RITES            7.269     7/1/15           6,677,679
   50,500,000   NYS DA RITES                            4.160    8/15/25          53,977,935
    5,680,000   NYS DA ROLs                             4.185     7/1/16           5,900,611
   13,655,000   NYS Thruway Authority ROLs              3.931     1/1/15          14,113,808
    9,175,000   Port Authority NY/NJ RITES              6.630     6/1/12          11,970,164
    5,930,000   Port Authority NY/NJ RITES              3.840    10/1/19           6,324,819
    1,075,000   Puerto Rico Municipal Finance
                Agency RITES                            6.292     8/1/13           1,214,696
   36,720,000   TSASC, Inc. (TFABs) RITES               3.620     6/1/22          38,052,569
   25,000,000   TSASC, Inc. (TFABs) RITES               4.050     6/1/26          26,263,500
                                                                           -----------------
                                                                           $     189,924,392
                                                                           =================

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on pages 63 and 64.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

Certain previously reported amounts have been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings as such transfers do not qualify as sales under Statement of Financial Accounting Standard No. 140, ACCOUNTING FOR


                    75 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. The changes relate to the reported amounts of realized and unrealized gains, and to the Fund's expense ratios and portfolio turnover rates. These adjustments have no effect on the Fund's previously reported net assets, net asset values per share or total return and are not considered material to previously issued financial statements. The December 31, 2006 Statement of Assets and Liabilities includes a decrease to "Accumulated net realized loss on investments," an increase to "Cost of investments" and a decrease to "Net unrealized appreciation on investments," in the amount of $1,422,493 related to reversals of losses previously realized in the Fund's fiscal years prior to 2005.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                  LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN    CARRYFORWARD 1,2,3         TAX PURPOSES
   -------------------------------------------------------------------------
   $8,813,733                 $--            $2,591,899         $118,378,555

1. As of December 31, 2006, the Fund had $2,591,899 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforward were as follows:

                               EXPIRING
                               ---------------------
                               2011       $2,591,899


                    76 | LIMITED TERM NEW YORK MUNICIPAL FUND

2. During the fiscal year ended December 31, 2006, the Fund utilized $3,551,944 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $22,429,899 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2006   DECEMBER 31, 2005
       -----------------------------------------------------------------
       Distributions paid from:
       Ordinary income             $       2,103,375   $              --
       Exempt-interest dividends         152,942,514         147,032,783
                                   -------------------------------------
       Total                       $     155,045,889   $     147,032,783
                                   =====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities    $ 4,088,439,136
                                                 ===============

               Gross unrealized appreciation     $   125,578,906
               Gross unrealized depreciation          (7,200,351)
                                                 ---------------
               Net unrealized appreciation       $   118,378,555
                                                 ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2006, the Fund's projected benefit obligations were increased by $118,626 and payments of $12,418 were made to retired trustees, resulting in an accumulated liability of $497,200 as of December 31, 2006.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though


                    77 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    78 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED DECEMBER 31, 2006     YEAR ENDED DECEMBER 31, 2005
                                      SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
CLASS A
Sold                             173,487,431   $  585,095,577     208,078,237   $  699,163,973
Dividends and/or
distributions reinvested          22,252,589       75,080,525      20,067,351       67,408,549
Redeemed                        (148,275,861)    (500,017,167)   (104,810,484)    (351,964,557)
                                ---------------------------------------------------------------
Net increase                      47,464,159   $  160,158,935     123,335,104   $  414,607,965
                                ===============================================================

-----------------------------------------------------------------------------------------------
CLASS B
Sold                               3,638,956   $   12,243,715       8,770,420   $   29,410,244
Dividends and/or
distributions reinvested           2,170,671        7,311,869       2,508,730        8,412,733
Redeemed                         (25,053,087)     (84,374,929)    (23,879,394)     (80,088,111)
                                ---------------------------------------------------------------
Net decrease                     (19,243,460)  $  (64,819,345)    (12,600,244)  $  (42,265,134)
                                ===============================================================

-----------------------------------------------------------------------------------------------
CLASS C
Sold                              53,552,565   $  179,923,090      71,465,180   $  239,258,691
Dividends and/or
distributions reinvested           8,008,146       26,921,818       7,919,686       26,513,365
Redeemed                         (75,879,992)    (254,860,481)    (52,400,465)    (175,402,465)
                                ---------------------------------------------------------------
Net increase (decrease)          (14,319,281)  $  (48,015,573)     26,984,401   $   90,369,591
                                ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                              PURCHASES          SALES
------------------------------------------------------
Investment securities    $1,063,467,787   $954,492,604

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                       FEE SCHEDULE
                       ------------------------------------------
                       Up to $100 million                   0.50%
                       Next $150 million                    0.45
                       Next $1.75 billion                   0.40
                       Next $3 billion                      0.39
                       Over $5 billion                      0.38


                    79 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2006, the Fund paid $1,254,256 to the Manager for accounting and pricing services.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $1,465,018 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2006 for Class C shares were $24,041,754. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.


                    80 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                           CLASS A        CLASS B        CLASS C
                            CLASS A     CONTINGENT     CONTINGENT     CONTINGENT
                          FRONT-END       DEFERRED       DEFERRED       DEFERRED
                      SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                        RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED              DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
December 31, 2006          $822,691        $88,926       $598,604       $153,493
--------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund entered into a Revolving Credit and Security Agreement with a conduit lender and a bank which enables it to participate with a certain other Oppenheimer fund in a committed, unsecured borrowing facility that permits borrowings of up to $300 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.2833% as of December 31, 2006). The Fund pays additional fees of 0.30% per annum to the lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $300 million facility size.


                    81 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

      For the year ended December 31, 2006, the average daily loan balance was $56,118,904 at an average daily interest rate of 4.9590%. The Fund had borrowings outstanding of $63,700,000 at December 31, 2006 at an interest rate of 5.2833%. The Fund had gross borrowings and gross loan repayments of $792,500,000 and $900,300,000, respectively, during the year ended December 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended December 31, 2006 was $171,500,000. The Fund paid $326,266 in fees and $2,942,433 in interest during the year ended December 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment


                    82 | LIMITED TERM NEW YORK MUNICIPAL FUND

Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                    83 | LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ROCHESTER PORTFOLIO SERIES:

We have audited the accompanying statement of assets and liabilities of Limited Term New York Municipal Fund, (the sole portfolio constituting Rochester Portfolio Series), including the statement of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund as of December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 8, 2007


                    84 | LIMITED TERM NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended December 31, 2006 are eligible for the corporate dividend-received deduction. 98.64% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the tax-exempt dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (83.2%), New Jersey (0.5%), Puerto Rico (14.1%), Guam (0.4%), Virgin Islands (1.8%).

      During 2006, 19.99% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    85 | LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                    86 | LIMITED TERM NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                    87 | LIMITED TERM NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald H. Fielding and the Manager's Municipal Bond investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of all other retail front-end load and no-load short/intermediate "other states" municipal debt funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other short/intermediate "other states" municipal debt funds, and other California short municipal debt funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses are lower than its peer group median.


                    88 | LIMITED TERM NEW YORK MUNICIPAL FUND

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                    89 | LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                          COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR
                                  HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,               Principal of Courtney Associates, Inc. (venture capital firm) (since 1982);
Chairman of the Board (since      General Partner of Trivest Venture Fund (private venture capital fund); President
2001), Trustee (since 1995)       of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the
Age: 73                           following open-end investment companies: Cash Assets Trust (1984), Premier VIT
                                  (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the
                                  OppenheimerFunds complex.

JOHN CANNON,                      Director of Neuberger Berman Income Managers Trust, Neuberger & Berman Income
Trustee (since 1992)              Funds and Neuberger Berman Trust, (open-end investment companies) (1995-present);
Age: 77                           Director of Neuberger Berman Equity Funds (open-end investment company) (since
                                  November 2000); Trustee, Neuberger Berman Mutual Funds (open-end investment company) (since October 1994); Mr. Cannon held the following positions at CDC
                                  Investment Advisors (registered investment adviser): Chairman and Treasurer
                                  (December 1993-February 1996), Independent Consultant and Chief Investment
                                  Officer (1996-June 2000) and Consultant and Director (December 1993-February
                                  1999). Oversees 3 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                  President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2005)              (investment management company) (since January 2004); President of The Community
Age: 67                           Reinvestment Act Qualified Investment Fund (investment management company) (since
                                  January 2004); Independent Chairman of the Board of Trustees of Quaker Investment
                                  Trust (registered investment company) (since January 2004); Director of Internet
                                  Capital Group (information technology company) (since October 2003); Chief
                                  Operating Officer and Chief Financial Officer of Lincoln National Investment
                                  Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of
                                  Lincoln National Corporation) (1995-2003); President, Chief Executive Officer and
                                  Trustee of Delaware Investment Family of Funds (1995-2003); President and Board
                                  Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1995-2003); Chairman and Chief Executive Officer of
                                  Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1995-2003); President
                                  and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief
                                  Administrative Officer, Chief Financial Officer, Vice Chairman and Director of
                                  Equitable Capital Management Corporation (investment subsidiary of Equitable Life
                                  Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                  (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                  (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                  (1969-1972); held the following positions at Price Waterhouse & Company
                                  (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and
                                  Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 10
                                  portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 59 portfolios in the
Trustee (since 1998)              OppenheimerFunds complex.
Age: 73


                    90 | LIMITED TERM NEW YORK MUNICIPAL FUND

LACY B. HERRMANN,                 Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment
Trustee (since 1995)              company) (since December 2004); Chairman of Aquila Management Corporation and
Age: 77                           Aquila Investment Management LLC (since August 1984); Chief Executive Officer and
                                  President of Aquila Management Corporation (August 1984-December 1994); Vice
                                  President, Director and Secretary of Aquila Distributors, Inc. (distributor of
                                  Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President
                                  and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT");
                                  President and Director of STCM Management Company, Inc. (sponsor and adviser to
                                  CCMT); Chairman, President and Director of InCap Management Corporation;
                                  Sub-Advisor and Administrator of Prime Cash Fund & Short Term Asset Reserves;
                                  Director of OCC Cash Reserves, Inc. (open-end investment company) (June
                                  2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT)
                                  (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University
                                  (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2001)              Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                           (since September 2004); Investment Advisory Board Member of Zurich Financial
                                  Services (insurance) (since October 2004); Board of Governing Trustees of The
                                  Jackson Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special
                                  Limited Partner of Odyssey Investment Partners, LLC (private equity investment)
                                  (January 1999-September 2004) and Managing Principal (1997-December 1998);
                                  Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August
                                  1990-September 2001) (economics research); Director of Ray & Berendtson, Inc.
                                  (May 2000-April 2002) (executive search firm). Oversees 59 portfolios in the
                                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                       FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                  INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS
                                  AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                  REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                  OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and President
President (since 2001)            (since September 2000) of the Manager; President and director or trustee of other
and Trustee (since 2005)          Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp.
Age: 57                           ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership
                                  Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001);
                                  Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since
                                  November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager)
                                  (since July 2001); President and Director of OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                                  Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                  Trinity Investment Management Corporation and Tremont Capital Management, Inc.
                                  (since November 2001), HarbourView Asset Management Corporation and OFI Private
                                  Investments, Inc. (since July 2001); President (since November 1, 2001) and
                                  Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive
                                  Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent


                    91 | LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                   of Babson Capital Management LLC) (since June 1995); Member of the Investment
Continued                         Company Institute's Board of Governors (since October 3, 2003); Chief Operating
                                  Officer of the Manager (September 2000-June 2001); President and Trustee of MML
                                  Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company
                                  (September 1999-August 2000); President, Chief Executive Officer and Director of
                                  MML Bay State Life Insurance Company (September 1999-August 2000); Director of
                                  Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of
                                  Emerald Isle Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the
                                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS.
THE FUND                          ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                  STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN,
                                  SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924, FOR
                                  MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN OAKS, ROCHESTER, NEW
                                  YORK 14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,               Senior Vice President of the Manager and Chairman of the Rochester Division of
Vice President and Senior         the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager,
Portfolio Manager                 an officer and a trader for the Fund and other Oppenheimer funds.
(since 1996)
Age: 57

DANIEL G. LOUGHRAN,               Vice President of the Manager (since April 2001) and a portfolio manager with the
Vice President (since 2005)       Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a
and Senior Portfolio              trader for the Fund and other Oppenheimer funds.
Manager (since 2001)
Age: 43

SCOTT S. COTTIER,                 Vice President of the Manager (since September 2002). Portfolio Manager and
Vice President (since 2005)       trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio
and Senior Portfolio Manager      Manager, an officer and a trader for the Fund and other Oppenheimer funds.
(since 2002)
Age: 35

TROY E. WILLIS,                   Assistant Vice President of the Manager (since July 2005). Portfolio Manager of
Vice President (since 2005)       the Fund (from May 2003 to December 2005). Corporate Attorney for Southern
and Senior Portfolio Manager      Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a
(since 2006)                      trader for the Fund and other Oppenheimer funds.
Age: 34

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and                2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Chief Compliance Officer          Management Corporation and Shareholder Services, Inc. (since June 1983). Former
(since 2004)                      Vice President and Director of Internal Audit of the Manager (1997- February
Age: 56                           2004). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer (since 1999)            of the following: HarbourView Asset Management Corporation, Shareholder Financial
Age: 47                           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
                                  Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
                                  Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                  (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                  Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer


                    92 | LIMITED TERM NEW YORK MUNICIPAL FUND

BRIAN W. WIXTED,                  and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
Continued                         Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                  1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                  OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                  Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                  1995-March 1999). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer               Product Accounting of the Manager (November 1998-July 2002). An officer of 96
(since 2004)                      portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer               Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                      Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 36                           Director of Mutual Fund Operations at American Data Services, Inc. (September
                                  2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)            2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                           December 2001); General Counsel of Centennial Asset Management Corporation (since
                                  December 2001); Senior Vice President and General Counsel of HarbourView Asset
                                  Management Corporation (since December 2001); Secretary and General Counsel of
                                  OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and
                                  OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                  Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                  Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                  Inc. (since December 2001); Senior Vice President, General Counsel and Director
                                  of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                  Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                  President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                  November 2001); Director of OppenheimerFunds (Asia) Limited (since December
                                  2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                  (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                  2001) of the Manager; Assistant Secretary of the following: Shareholder Services,
                                  Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                  1989-November 2001), and OppenheimerFunds International Ltd. (September
                                  1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary               (since October 2003) of the Manager; Vice President (since 1999) and Assistant
(since 2001)                      Secretary (since October 2003) of the Distributor; Assistant Secretary of
Age: 41                           Centennial Asset Management Corporation (since October 2003); Vice President and
                                  Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services,
                                  Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October
                                  2003). An officer of 96 portfolios in the OppenheimerFunds complex.


                    93 | LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary               President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                      2004), Corporate Vice President (May 1999-April 2001) and Assistant General
Age: 39                           Counsel (May 1999-December 2000) of UBS Financial Services Inc. (formerly,
                                  PaineWebber Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary               2004); Mr. Gillespie held the following positions at Merrill Lynch Investment
(since 2004)                      Management: First Vice President (2001-September 2004); Director (2000-September
Age: 43                           2004) and Vice President (1998-2000). An officer of 96 portfolios in the
                                  OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                    94 | LIMITED TERM NEW YORK MUNICIPAL FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $38,000 in fiscal 2006 and $38,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $225,954 for fiscal 2006 and $156,805 for fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R review.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $6,536 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparation of form 5500.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $225,954 in fiscal 2006 and $163,341 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S AUDIT COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Audit Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of January 19, 2007, which is a date within 90 days of the filing date of this report on Form N-CSR, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to September 30, 2006, the registrant's most recent prior reporting period for purposes of evaluating its internal controls, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers in its financial statements for the fiscal year ended December 31, 2006, although the registrant was not required to restate its financial statements for previous fiscal periods.

Prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of January 19, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of December 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the application of FAS 140 to such transfers in the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of January 19, 2007, the registrant revised and enhanced controls over the application of FAS 140.


ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Portfolio Series

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: February 8, 2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: February 8, 2007